EXHIBIT 10.33

A I R B U S  A3 2 0  F A M I L Y

P U R C H A S E  A G R E E M E N T

B E T W E E N

A I R B U S  S. A. S.

as Seller

A N D

J E T B L U E  A I R W A Y S  C O R P O R A T I O N

as Buyer

C O N T E N T S

CLAUSES	TITLES
0	DEFINITIONS AND INTERPRETATION	1
1	SALE AND PURCHASE	8
2	SPECIFICATION	9
3	PRICES	12
4	PRICE REVISION	17
5	PAYMENTS	18
6	MANUFACTURE PROCEDURE - INSPECTION	23
7	CERTIFICATION	24
8	BUYER’S TECHNICAL ACCEPTANCE	26
9	DELIVERY	28
10	EXCUSABLE DELAY	30
11	INEXCUSABLE DELAY	33
12	WARRANTIES AND SERVICE LIFE POLICY	35
13	PATENT AND COPYRIGHT INDEMNITY	52
14	TECHNICAL DATA AND SOFTWARE SERVICES	55
15	SELLER REPRESENTATIVES SERVICES	63
16	TRAINING SUPPORT AND SERVICES	66
17	EQUIPMENT SUPPLIER PRODUCT SUPPORT	77
18	BUYER FURNISHED EQUIPMENT	79
19	INDEMNIFICATION AND INSURANCE	84
20	TERMINATION	87
21	ASSIGNMENTS AND TRANSFERS	92
22	MISCELLANEOUS PROVISIONS	94

PA - i

C O N T E N T S

EXHIBITS	TITLES

Exhibit A1	A320 STANDARD SPECIFICATION
Exhibit A2	A321 STANDARD SPECIFICATION

Exhibit B1	FORM OF SPECIFICATION CHANGE NOTICE
Exhibit B2	FORM OF MANUFACTURER SPECIFICATION CHANGE NOTICE
Exhibit B3	SCN List A320 Backlog Aircraft (excluding Group 1 A320 Aircraft)
Exhibit B4	SCN List A320 NEO Aircraft
Exhibit B5	SCN List A321 Backlog Aircraft
Exhibit B6	SCN List Group 1 A320 Aircraft

Exhibit C	PART 1 SELLER PRICE REVISION FORMULA
PART 2 CFM INTERNATIONAL PRICE REVISION FORMULA
PART 3 INTERNATIONAL AERO ENGINES PRICE REVISION FORMULA
PART 4 PRATT AND WHITNEY PRICE REVISION FORMULA

Exhibit D	FORM OF CERTIFICATE OF ACCEPTANCE

Exhibit E	FORM OF BILL OF SALE

Exhibit F	SERVICE LIFE POLICY – LIST OF ITEMS

Exhibit G	TECHNICAL DATA INDEX

Exhibit H	MATERIAL SUPPLY AND SERVICES

PA - ii

A320 FAMILY PURCHASE AGREEMENT

This A320 Family Purchase Agreement (this “Agreement”) is made as of October 19, 2011.

BETWEEN:

AIRBUS S.A.S., a société par actions simplifiée, created and existing under French law having its registered office at 1 Rond-Point Maurice Bellonte, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the “Seller”),

and

JetBlue Airways Corporation a corporation organized under the laws of Delaware having its principal corporate offices at 118-29 Queens Boulevard, Forest Hills, New York 11375, United States of America (the “Buyer”).

WHEREAS subject to the terms and conditions of this Agreement, the Seller desires to sell the Aircraft to the Buyer and the Buyer desires to purchase the Aircraft from the Seller.

NOW THEREFORE IT IS AGREED AS FOLLOWS:

PA - iii

0	DEFINITIONS AND INTERPRETATION

0.1	In addition to words and terms elsewhere defined in this Agreement, the initially capitalized words and terms used in this Agreement shall have the meaning set out below.

A320 Aircraft  – an Airbus A320-200 model aircraft firmly ordered under this Agreement, including the A320 Airframe, the A320 Propulsion System, and any part, component, furnishing or equipment installed on the A320 Aircraft on Delivery.

A320 Airframe  - any A320 Aircraft, excluding A320 Propulsions System therefor.

A320 Backlog Aircraft – any or all of the twenty-two (22), of the fifty-two (52) A320-200 model aircraft originally to be sold by the Seller and purchased by the Buyer pursuant to the Original Agreement, as of the date hereof to be sold by the Seller and purchased by the Buyer pursuant to this agreement, as the case may be, together with all components, equipment, parts and accessories installed in or on such aircraft and the relevant A320 Propulsion System installed thereon.

A320 Backlog Airframe  - any A320 Backlog Aircraft, excluding A320 Propulsions System therefor.

A320 Family Aircraft – as defined in Clause 2.1.2.1.

A320 Family Base Period – as defined in Clause 3.1.2.

A320 NEO Aircraft – any and all of the forty (40) firmly ordered A320-200 model aircraft incorporating the New Engine Option to be sold by the Seller and purchased by the Buyer pursuant to this Agreement, including A320 NEO Airframe and all components, equipment, parts and accessories installed in or on such aircraft and the applicable A320 NEO Propulsion System installed thereon upon Delivery.

A320 NEO Airframe – any A320 NEO Aircraft, excluding the A320 NEO Propulsion System therefor.

A320 NEO Propulsion System – as defined in Clause 2.3.2.

A320 Propulsion System – as defined in Clause 2.3.1.

A320 Standard Specification – the A320 standard specification document number D.000.02000 Issue 8 dated June 20, 2011, which includes a maximum take-off weight (MTOW) of [***] metric tons, a maximum landing weight (MLW) of [***] metric tons and a maximum zero fuel weight (MZFW) of [***] metric tons, a copy of which is annexed hereto as Exhibit A1

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

A321 Aircraft – an Airbus A321-200 model aircraft firmly ordered under this Agreement, including the A321 Airframe, the A321 Propulsion System, and any part, component, furnishing or equipment installed on the A321 Aircraft on Delivery.

A321 Airframe – any A321 Aircraft, excluding the A321 Propulsion System therefor.

A321 Backlog Aircraft – any or all of the remaining thirty (30), of the fifty-two (52) A320-200 model aircraft originally to be sold by the Seller and purchased by the Buyer pursuant to the Original Agreement, as of the date hereof to be sold by the Seller and purchased by the Buyer pursuant to this Agreement as A321-200 model aircraft, together with all components, equipment, parts and accessories installed in or on such aircraft and the relevant A321 Propulsion System installed thereon.

A321 Backlog Airframe  - any A321 Backlog Aircraft, excluding A321 Propulsions System therefor.

A321 NEO Airframe – any A321 NEO Aircraft, excluding the A321 NEO Propulsion System therefor.

A321 Propulsion System – as defined in Clause 2.3.3.

A321 Standard Specification – the A321 standard specification document number E.000.02000, Issue 5 dated June 20, 2011, which includes a maximum take-off weight (MTOW) of [***] metric tons, a maximum landing weight (MLW) of [***] metric tons and a maximum zero fuel weight (MZFW) of [***] metric tons, a copy of which is annexed hereto as Exhibit A-1.

AACS – Airbus Americas Customer Services, Inc., a corporation organized and existing under the laws of the state of Delaware, having its registered office located at 198 Van Buren Street, Suite 300, Herndon, Virginia 20170, or any successor thereto.

AET – Airbus Equivalent Thrust.

Affiliate - with respect to any person or entity, any other person or entity directly or indirectly controlling, controlled by or under common control with such person or entity.

AirbusWorld - corresponds to the Seller’s customer portal as further defined in Clause 14.10.1.

Aircraft – individually or collectively, the Group 1 A320 Aircraft, the A320 Backlog Aircraft, the A320 NEO Aircraft and the A321 Backlog Aircraft, as applicable.

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Aircraft Training Services - any flight support services including but not limited to any and all training courses, flight training, flight assistance, line training, line assistance and more generally all flights of any kind performed by the Seller, its agents, employees or subcontractors, and maintenance support, maintenance training (including Practical Training), training support of any kind performed on aircraft and provided to the Buyer pursuant to this Agreement.

Airframe  - any Aircraft excluding the Propulsion System therefor.

Aviation Authority - when used in respect of any jurisdiction the government entity, which under the laws of such jurisdiction has control over civil aviation or the registration, airworthiness or operation of aircraft in such jurisdiction.

Backlog Aircraft – the A320 Backlog Aircraft and the A321 Backlog Aircraft.

Balance of Final Price as defined in Clause 5.4.1.

Base Price – for any Aircraft, as defined in Clause 3.1

Base Price of the Aircraft – as defined in Clause 3.1.

Base Price of the Airframe – the Base Price of the Group 1 A320 Airframe, the Base Price of the A320 Backlog Airframe, the Base Price of the A320 NEO Airframe, the Base Price of the A321 Backlog Airframe, as applicable.

Base Price of the A320 Backlog Airframe – as defined in Clause 3.1.1.

Base Price of the A320 NEO Airframe – as defined in Clause 3.1.3.

Base Price of the A321 Backlog Airframe – as defined in Clause 3.1.5.

Base Price of CFM LEAP X-1A26 Propulsion Systems – as defined in Clause 3.2.2.

Base Price of IAE V2527-A5 Propulsion Systems – as defined in Clause 3.2.1.

Base Price of IAE V2533-A5 Propulsion Systems – as defined in Clause 3.2.4.

Base Price of PW1127G Propulsion Systems – as defined in Clause 3.2.3.

Bill of Sale - as defined in Clause 9.2.2.

Business Day - a day, other than a Saturday or Sunday, on which business of the kind contemplated by this Agreement is carried on in France, in Germany and in the Buyer’s country or, where used in relation to a payment, which is a day on which banks are open for business in France, in Germany, in the Buyer’s country and in New York, as appropriate.

Buyer Furnished Equipment or BFE - as defined in Clause 18.1.1.1.

Certificate of Acceptance – as defined in Clause 8.3.

CFM – CFM International.

CFM LEAP X Propulsion Systems – CFM LEAP X-1A26 Propulsion System.

CFM Propulsion Systems Reference Price – as defined in Part 2 of Exhibit C to the Agreement.

Commercial and Industrial Constraints – [***]

Contractual Definition Freeze or CDF – as defined in Clause 2.4.2.

Customization Milestones Chart – as defined in Clause 2.4.1.

DAP – as defined in Clause 14.4.3.2.

Declaration of Design and Performance or DDP - the documentation provided by an equipment manufacturer guaranteeing that the corresponding equipment meets the requirements of the Specification, the interface documentation as well as all the relevant certification requirements.

Delivery - the transfer of title to the Aircraft from the Seller to the Buyer in accordance with Clause 9.

Delivery Date - the date on which Delivery shall occur.

Delivery Location - the facilities of the Seller at the location of final assembly of the Aircraft.

Excusable Delay – as defined in Clause 10.1.

Export Airworthiness Certificate and/or Statement of Conformity - an export certificate of airworthiness and/or a statement of conformity issued by the Aviation Authority of the Delivery Location, as applicable.

Final Price - as defined in Clause 3.3.

First Quarter or 1st Quarter or 1Q – January, February and March of any given calendar year.

Fourth Quarter or 4th Quarter or 4Q – October, November and December of any given calendar year.

General Terms and Conditions or GTC - the General Terms and Conditions of Access to and Use of AirbusWorld set forth in Clause 14.10.3.

Goods and Services - any goods and services that may be purchased by the Buyer from the Seller, excluding Aircraft.

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Ground Training Services - all training courses performed in classrooms (classical or Airbus CBT courses), full flight simulator sessions, fixed base simulator sessions, field trips and any other services provided to the Buyer on the ground pursuant to this Agreement and which are not Aircraft Training Services.

Group 1 A320 Aircraft – the A320 Backlog Aircraft scheduled to deliver [***] 2011, [***] 2012, [***] 2012, [***] 2012, [***] 2012, [***] 2012, [***] 2012 and [***] 2012, as set forth in Schedule 1 to the Agreement as of even date herewith.

Group 1 A320 Airframe – each of the Group 1 A320 Aircraft, excluding A320 Propulsion System.

IAE – International Aero Engines.

IAE Propulsion System – the IAE V2527-A5 Propulsion System and the IAE V2533-A5 Propulsion System, as applicable.

IAE Propulsion Systems Reference Price – as defined in Part 3 of Exhibit C to the Agreement.

InExcusable Delay – as defined in Clause 11.1.

Irrevocable SCNs - the list of SCNs set forth in Exhibit B4 which are irrevocably part of the A320 NEO specification, as expressly set forth in Exhibit B3.

Manufacture Facilities - the various manufacture facilities of the Seller, its Affiliates or any sub-contractor, where the Airframe or its parts are manufactured or assembled.

Manufacturer Specification Change Notice or MSCN – as defined in Clause 2.2.2.1.1.

Material – as defined in Clause 1.2 of Exhibit H.

NEO Aircraft – an A320 NEO Aircraft and an A321 NEO Aircraft, as applicable.

New Engine Option or NEO – as defined in Clause 2.1.2.

NEO Propulsion System – the A320 NEO Propulsion System.

Original Agreement – the purchase agreement between the Seller and the Buyer dated as of April 20, 1999, as amended, from which fifty-two (52) A320-200 aircraft are transferred from and added to this Agreement.

Original Aircraft – the twenty-two (22) A320 Backlog Aircraft and the thirty (30) A321 Backlog Aircraft which were subject of the Original Agreement.

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

PW – Pratt and Whitney.

PW Propulsion System – the PW1127G Propulsion System.

PW Propulsions Systems Reference Price – as defined in Part 4 of Exhibit C to the Agreement.

Predelivery Payment – any of the payments determined in accordance with Clause 5.3.

Propulsion Systems – CFM LEAP X-1A26 Propulsion Systems, IAE V2527-A5 Propulsion Systems, IAE V2533-A5 Propulsion Systems and PW 1127G Propulsion System, as applicable.

Propulsion Systems Reference Price – CFM Propulsion Systems Reference Price, IAE Propulsion Systems Reference Price and the PW Propulsion Systems Reference Price, as applicable.

Propulsion Systems Manufacturer – CFM, IAE and PW, as applicable.

Propulsion Systems Price Revision Formula – for any Propulsion System, the applicable price revision formula as set forth in Part 2, Part 3 and Part 4 of Exhibit C.

Ready for Delivery - the time when the Technical Acceptance Process has been completed in accordance with Clause 8 and all technical conditions required for the issuance of the Export Airworthiness Certificate and/or the statement of conformity (as applicable) have been satisfied.

Scheduled Delivery Month – as defined in Clause 9.1.

Scheduled Delivery Quarter – as defined in Clause 9.1.

Second Quarter or 2nd Quarter or 2Q – April, May and June of any given calendar year.

Seller Furnished Equipment or SFE - corresponds to items of equipment that are identified in the Specification as being furnished by the Seller.

Seller Price Revision Formula is set out in Part 1 of Exhibit C.

Seller Representatives - as defined in Clause 15.1.1.

Seller Representatives Services - the services provided by the Seller to the Buyer and from the Buyer to the Seller pursuant to Clause 15.

Seller Service Life Policy – as defined in Clause 12.2.

Sharklets - a new large wingtip device, currently under development by the Seller, designed to enhance the eco-efficiency, fuel burn efficiency and payload range performance of the A320 family aircraft, and which are part of the New Engine Option and corresponding Irrevocable SCNs.

Spare Parts means the items of equipment and material that may be provided pursuant to Exhibit H.

Specification Change Notice or SCN – as defined in Clause 2.2.1.

Specification - either (a) the Standard Specification if no SCNs are applicable or (b) if SCNs are issued, the Standard Specification as amended by all applicable SCNs.

Standard Specification - the A320 Standard Specification or the A321 Standard Specification, as applicable.

Supplier – as defined in Clause 12.3.1.1.

Supplier Part – as defined in Clause 12.3.1.2.

Supplier Product Support Agreements – as defined in Clause 12.3.1.3.

SPSA Application - the application on AirbusWorld, which provides the Buyer with access to the Supplier Product Support Agreements.

Technical Acceptance Process – as defined in Clause 8.1.1.

Technical Data – as defined in Clause 14.1.

Third Quarter or 3rd Quarter or 3Q – July, August and September of any given calendar year.

Total Loss – as defined in Clause 10.4.

Type Certificate – as defined in Clause 7.1.

Warranted Part – as defined in Clause 12.1.1.

0.2	Clause headings and the Index are inserted for convenience of reference only and shall be ignored in the interpretation of this Agreement.

0.3	In this Agreement unless the context otherwise requires:

(a)	references to Clauses, Appendices and Exhibits are to be construed as references to the Clauses of, and Appendices, and Exhibits to this Agreement and references to this Agreement include its Schedules, Exhibits and Appendices;

(b)	words importing the plural shall include the singular and vice versa; and

(c)	references to a person shall be construed as including, without limitation, references to an individual, firm, company, corporation, unincorporated body of persons and any state or agency of a state.

1	SALE AND PURCHASE

The Seller will sell and deliver to the Buyer, and the Buyer will purchase and take delivery of the Aircraft from the Seller, subject to the terms and conditions contained in this Agreement.

2	SPECIFICATION

2.1	Aircraft Specification

2.1.1	(i) The Group 1 A320 Aircraft will be manufactured in accordance with the A320 standard specification document number D.000.02000 Issue 6 dated January 31, 2005, which includes a maximum take-off weight (MTOW) of [***] metric tons, a maximum landing weight (MLW) of [***] metric tons and a maximum zero fuel weight (MZFW) of [***] metric tons, a copy of which is annexed hereto as Exhibit A3, as modified or varied prior to the date of this Agreement by the Specification Change Notices listed in Exhibit B6.

(ii)	The A320 Backlog Aircraft (excluding Group 1 Aircraft) will be manufactured in accordance with the A320 standard specification document number D.000.02000 Issue 8 dated June 20, 2011, which includes a maximum take-off weight (MTOW) of [***] metric tons, a maximum landing weight (MLW) of [***] metric tons and a maximum zero fuel weight (MZFW) of [***] metric tons, a copy of which is annexed hereto as Exhibit A1, as modified or varied prior to the date of this Agreement by the Specification Change Notices listed in Exhibit B3.

(iii) The A321 Backlog Aircraft will be manufactured in accordance with the A321 standard specification document number E.000.02000, Issue 5 dated June 20, 2011, which includes a maximum take-off weight (MTOW) of [***] metric tons, a maximum landing weight (MLW) of [***] metric tons and a maximum zero fuel weight (MZFW) of [***] metric tons, a copy of which is annexed hereto as Exhibit A2, as modified or varied prior to the date of this Agreement by the Specification Change Notices listed in Exhibit B5.

2.1.2	New Engine Option

2.1.2.1	The Seller is currently developing a new engine option (the “New Engine Option” or “NEO”), applicable to the A320-200 model aircraft (the “A320 Family Aircraft”). The specification of the A320 Family Aircraft with NEO will be derived from the A320 Standard Specification and will include (i) as applicable, the A320 NEO Propulsion System (ii) Sharklets, (iii) airframe structural adaptations and (iv) Aircraft systems and software adaptations required to operate such A320 Family Aircraft with the New Engine Option. The foregoing is currently reflected in the Irrevocable SCNs listed in Exhibit B4, the implementation of which is hereby irrevocably accepted by the Buyer.

2.1.2.2	The New Engine Option shall modify the design weights of the A320 Standard Specification as follows: MTOW of [***] metric tons, MLW of [***] metric tons and MZFW of [***] metric tons.

It is agreed and understood that the above design weights may be updated upon final NEO specification freeze.

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

2.2	Specification Amendment

The parties understand and agree that the Specification may be further amended following signature of this Agreement in accordance with the terms of this Clause 2.

2.2.1	Specification Change Notice

The Specification may be amended by written agreement between the parties in a Specification Change Notice (SCN). Each SCN shall be substantially in the form set out in Exhibit B1 and shall set out the SCN’s Aircraft embodiment rank and shall also set forth, in detail, the particular change to be made to the Specification and the effect, if any, of such change on design, performance, weight, Delivery Date of the Aircraft affected thereby and on the text of the Specification. An SCN may result in an adjustment of the Aircraft Base Price, which adjustment, if any, shall be specified in the SCN.

2.2.2	Development Changes

The Specification may also be amended to incorporate changes deemed necessary by the Seller to improve the Aircraft, prevent delay or ensure compliance with this Agreement (“Development Changes”), as set forth in this Clause 2.

2.2.2.1	Manufacturer Specification Changes Notices

2.2.2.1.1	The Specification may be amended by the Seller through a Manufacturer Specification Change Notice (“MSCN”), which shall be substantially in the form set out in Exhibit B2 hereto, or by such other means as may be deemed appropriate, and shall set out the MSCN’s Aircraft embodiment rank as well as, in detail, the particular change to be made to the Specification and the effect, if any, of such change on performance, weight, Aircraft Base Price, Delivery Date of the Aircraft affected thereby and interchangeability or replaceability requirements under the Specification.

2.2.2.1.2	Except when the MSCN is necessitated by an Aviation Authority directive or by equipment obsolescence, in which case the MSCN shall be accomplished without requiring the Buyer’s consent, if the MSCN adversely affects the performance, weight, Base Price, Delivery Date of the Aircraft affected thereby or the interchangeability or replaceability requirements under the Specification, the Seller shall notify the Buyer of a reasonable period of time during which the Buyer must accept or reject such MSCN. If the Buyer does not notify the Seller of the rejection of the MSCN within such period, the MSCN shall be deemed accepted by the Buyer and the corresponding modification shall be accomplished.

2.2.2.2	In the event of the Seller revising the Specification to incorporate Development Changes which have no adverse effect on any of the elements as set forth in 2.2.2.1 above, such revision shall be performed by the Seller without the Buyer’s consent.

In such cases, the Buyer shall have access to the details of such changes through the relevant application in AirbusWorld.

2.2.2.3	The Seller is considering [***].

2.3	Propulsion Systems

2.3.1	The A320 Backlog Airframe and the Group 1 A320 Airframe shall be equipped with a set of two (2) IAE V2527-A5 engines (the “A320 Propulsion System”).

2.3.2	The A320 NEO Airframe will be equipped with either a set of two (2) (i) CFMI Leap-X1A26 engines or (ii) PW1127G engines (each, the “A320 NEO Propulsion System”), each with an AET of 26,300 lbf.

2.3.3	The A321 Backlog Airframe shall be equipped with a set of two (2) IAE V2533-A5 engines (the “A321 Propulsion System”).

2.3.4	The Buyer will notify the Seller in writing of its choice of Propulsion System for the NEO Aircraft by signature of this Agreement, but in no event later than November 30, 2011.

2.4	Milestones

2.4.1	Customization Milestones Chart

Within a reasonable period following signature of the Agreement, the Seller shall provide the Buyer with a customization milestones chart (the “Customization Milestone Chart”), setting out how far in advance of the Scheduled Delivery Month of the Aircraft an SCN must be executed in order to integrate into the Specification any items requested by the Buyer from the Seller’s catalogs of Specification change options (the “Option Catalogs”).

2.4.2	Contractual Definition Freeze

The Customization Milestone Chart shall in particular define the date(s) by which the contractual definition of the Aircraft must be finalized and all SCNs need to have been executed by the Buyer (the “Contractual Definition Freeze” or “CDF”) in order to enable their incorporation into the manufacturing of the Aircraft and Delivery of the Aircraft in the Scheduled Delivery Month. Each such date shall be referred to as a “CDF Date”.

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

3	PRICES

3.1	Base Price of the Aircraft

The “Base Price” of each Aircraft is the sum of:

(i)	The applicable Base Price of the Airframe, and

(ii)	The applicable Base Price of the Propulsion System.

3.1.1	The “Base Price of the A320 Backlog Airframe” (excluding the Group 1 A320 Airframe) is the sum of the following base prices:

(i)	the base price of the A320 Backlog Airframe as defined in the A320 Standard Specification (excluding Buyer Furnished Equipment), including nacelles and thrust reversers, which is:

USD $[***]

(US Dollars – [***]) and

(ii)	the sum of the base prices of all SCNs set forth in Exhibit B3, which is:

USD $[***]

(US Dollars – [***])

3.1.2	The Base Price of the A320 Backlog Airframe, (excluding the Group 1 A320 Airframe) has been established in accordance with the average economic conditions prevailing in [***] and corresponding to a theoretical delivery in [***] (the, “A320 Family Base Period”).

3.1.3	The “Base Price of the A320 NEO Airframe” is the sum of the following base prices:

(i)	the base price of the A320 NEO Airframe as defined in the A320 Standard Specification (excluding Buyer Furnished Equipment), including nacelles and thrust reversers which is :

USD $[***]

(US Dollars – [***]),

(ii)	the sum of the base prices of the Irrevocable SCNs set forth in Exhibit B4, which is the sum of:

a)	the base price of the New Engine Option is:

USD $[***]

(US Dollars – [***]) and

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

b)	the base price of the Sharklets is

  USD $[***]

(US Dollars – [***]),

(iii)	the sum of the base prices of any and all additional SCNs (other than Irrevocable SCNs to the extent included in Clause 3.1.3(ii)) set forth in Exhibit B4 is:

USD $[***]

(US Dollars – [***]) and

(iv)	the base price of the Master Charge Engine, which is applicable if a CFM LEAP-X Propulsion System is selected, which is:

USD $[***]

(US Dollars [***])

3.1.4	The A320 NEO Airframe Base Price has been established in accordance with the average economic conditions prevailing in A320 Family Base Period.

3.1.5	The “Base Price of the A321 Backlog Airframe” is the sum of the following base prices:

(i)	the base price of the A321 Airframe as defined in the A321 Standard Specification (excluding Buyer Furnished Equipment), including nacelles and thrust reversers, which is:

USD $[***]

(US Dollars – [***]) and

(ii)	the sum of the base prices of all SCNs set forth in Exhibit B5, which is:

USD $[***]

(US Dollars – [***])

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

3.1.6	The A321 Backlog Airframe Base Price has been established in accordance with the average economic conditions prevailing in the A320 Family Base Period.

3.1.7	The “Base Price of the Group 1 A320 Airframe” is the sum of the following base prices:

(i)	the base price of the Group 1 A320 Airframe as defined in the A320 Standard Specification (excluding Buyer Furnished Equipment), including nacelles and thrust reversers, which is:

USD $[***]

(US Dollars – [***]) and

(ii)	the sum of the base prices of all SCNs set forth in Exhibit B6, which is:

USD $[***]

(US Dollars – [***]).

3.1.8	The Base Price of the Group 1 A320 Airframe has been established in accordance with the average economic conditions prevailing in the A320 Family Base Period.

3.2	Propulsion Systems Base Price

3.2.1	The base price of a set of two (2) IAE V2527-A5 engines (the “IAE V2527-A5 Propulsion Systems”) is:

USD $[***]

(US Dollars – [***])

The Base Price of the IAE Propulsion System has been established in accordance with the delivery conditions prevailing in [***] and has been calculated from the IAE Propulsion Systems Reference Price, as set forth in Part 3 of Exhibit C to the Agreement.

3.2.2	The base price of a set of two (2) CFM LEAP X-1A26 engines (the “CFM LEAP X-1A26 Propulsion System”) is

USD $[***]

(US Dollars – [***])

The Base Price of the CFM LEAP X-1A26 Propulsion System has been established in accordance with the delivery conditions prevailing in [***] and has been calculated from the CFM Propulsion Systems Reference Price, as set forth in Part 2 of Exhibit C to the Agreement.

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Notwithstanding the foregoing, the CFM Propulsion Systems Reference Price corresponds to the thrust ratings defined for the respective Propulsion Systems in Clause 2.3 and may be revised to reflect thrust rating adjustments upon final NEO specification freeze.

3.2.3	The base price of a set of two (2) PW1127G engines (the “PW 1127G Propulsion Systems”) is

USD $[***]

(US Dollars – [***])

The Base Price of the PW 1127G Propulsion System has been established in accordance with the delivery conditions prevailing in [***] and has been calculated from the PW Propulsion Systems Reference Price, as set forth in Part 4 of Exhibit C to the Agreement.

Notwithstanding the foregoing, the PW Propulsion Systems Reference Price corresponds to the thrust ratings defined for the respective Propulsion Systems in Clause 2.3 and may be revised to reflect thrust rating adjustments upon final NEO specification freeze.

3.2.4	The base price of a set of two (2) IAE V2533-A5 engines (the “IAE V2533-A5 Propulsion Systems”) is:

USD $[***]

(US Dollars – [***])

The Base Price of the IAE Propulsion System has been established in accordance with the delivery conditions prevailing in [***] and has been calculated from the IAE Propulsion Systems Reference Price, as set forth in Part 3 of Exhibit C to the Agreement.

3.3	Final Price

The Final Price of each Aircraft shall be the sum of:

(i)	the applicable Airframe Base Price as revised as of the Delivery Date in accordance with Clause 4.1; plus

(ii)	the aggregate of all increases or decreases to the Airframe Base Price as agreed in any Specification Change Notice or part thereof applicable to the Airframe subsequent to the date of this Agreement as revised as of the Delivery Date in accordance with Clause 4.1; plus

(iii)	the applicable Propulsion Systems Reference Price as revised as of the Delivery Date in accordance with Clause 4.2; plus

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

(iv)	the aggregate of all increases or decreases to the Propulsion Systems Reference Price as agreed in any Specification Change Notice or part thereof applicable to the Propulsion Systems subsequent to the date of this Agreement as revised as of the Delivery Date in accordance with Clause 4.2; plus

(v)	any other amount due by the Buyer to the Seller pursuant to this Agreement and/or any other written agreement between the Buyer and the Seller with respect to the Aircraft.

4 -	PRICE REVISION

4.1	Seller Price Revision Formula

For each Airframe, the Base Price of the Airframe is subject to revision up to and including the Delivery Date in accordance with the Seller Price Revision Formula.

4.2	Propulsion Systems Price Revision

4.2.1	The Propulsion Systems Reference Price applicable to the Propulsion System is subject to revision up to and including the Delivery Date in accordance with the applicable Propulsion System Price Revision Formula.

4.2.2	The Reference Price of the Propulsion System, the prices of the related equipment and the Propulsion System Price Revision Formula are based on information received from the Propulsions System Manufacturer and are subject to amendment by the Propulsion System Manufacturer at any time prior to Delivery. If the Propulsion System Manufacturer makes any such amendment, the amendment will be deemed to be incorporated into this Agreement and the Reference Price of the Propulsion System, the prices of the related equipment and the Propulsion System Price Revision Formula will be adjusted accordingly. The Seller agrees to notify the Buyer as soon as the Seller receives notice of any such amendment from any Propulsion System Manufacturer.

5 -	PAYMENT TERMS

5.1	Seller’s Account

The Buyer will pay the Predelivery Payments, the Balance of the Final Price and any other amount due hereunder in immediately available funds in United States dollars to:

[***]

or to such other account as may be designated by the Seller.

5.2	Previous Predelivery Payments and Commitment Fee

5.2.1	The Seller acknowledges that it has received from the Buyer a [***] commitment fee of US$[***] (US Dollars – [***]) for each Aircraft set forth in Clause 9.1 as of the date of this Agreement (the “Commitment Fee”) for an aggregate total of US$[***] (US Dollars – [***]) (which consists of US$[***] for the total of forty (40) NEO Aircraft and US$[***] for the total of fifty-two (52) Backlog Aircraft). An amount equal to the Commitment Fee paid with respect to an Aircraft will be [***].

5.2.2	The Seller acknowledges that it has in its possession Predelivery Payments received from the Buyer for the Original Aircraft, in the aggregate total of US$[***] (US Dollars – [***]) (the “Previous Predelivery Payments”) which [***].

5.3	Predelivery Payments

5.3.1	Predelivery Payments [***] and will be paid by the Buyer to the Seller for the Aircraft.

5.3.2	The Predelivery Payment Reference Price for an Aircraft to be delivered in [***] is determined in accordance with the following formula:

[***]

5.3.3	Predelivery Payments will be paid according to the following schedule.

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Payment Date		Percentage of Predelivery Payment Reference Price

1st Payment	[***]	[***]

No later than the first Business Day of each of the following months:

2nd Payment	-[***]	[***]

3rd Payment	-[***]	[***]

4th Payment	-[***]	[***]

5th Payment	-[***]	[***]

TOTAL PAYMENT PRIOR TO DELIVERY		[***]

In the event of the above schedule resulting in any Predelivery Payment falling due prior to the date of signature of the Agreement, such Predelivery Payments shall be made upon signature of this Agreement.

5.3.4	The Seller will be entitled to hold and use any Predelivery Payment as absolute owner thereof, subject only to [***]. The Seller will be under no obligation to segregate any Predelivery Payment, or any amount equal thereto, from the Seller’s funds generally.

5.4	Payment of Balance of the Final Price of the Aircraft

5.4.1	Before the Delivery Date or concurrent with the Delivery of each Aircraft, the Buyer will pay to the Seller the Final Price of such Aircraft less the amount of Predelivery Payments received for such Aircraft by the Seller (the “Balance of the Final Price”).

5.4.2	The Seller’s receipt of the full amount of all Predelivery Payments and of the Balance of the Final Price of the Aircraft, including any amounts due under Clause 5.8, are a condition precedent to the Seller’s obligation to deliver such Aircraft to the Buyer.

5.5	Taxes

5.5.1	The amounts stated in this Agreement to be payable by the Buyer are exclusive of value added tax (“VAT”) chargeable under the laws of any jurisdiction and

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

accordingly the Buyer shall pay any VAT chargeable with respect to any Aircraft, component, accessory, equipment, part or service delivered or furnished under this Agreement

5.5.2	The Seller will pay all other Taxes (except for Taxes based on or measured by the income of the Buyer or any Taxes levied against the Buyer for the privilege of doing business in any jurisdiction), levied, assessed, charged or collected, on or prior to Delivery of any Aircraft, for or in connection with the manufacture, assembly, sale and delivery under this Agreement of such Aircraft or any parts, instructions or data installed thereon or incorporated therein (except Buyer Furnished Equipment referred to in Clause 18).

5.5.3	The Buyer will pay all Taxes not assumed by the Seller under Clause 5.5.2, except for Taxes based on or measured by the income of the Seller or any Taxes levied against the Seller for the privilege of doing business in any jurisdiction.

“Taxes” means any present or future tax, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any governmental authority or any political subdivision or taxing authority thereof or therein.

5.6	Application of Payments

Notwithstanding any other rights the Seller may have at contract or at law, the Buyer and the Seller hereby agree that should any amount (whether under this Agreement or under any other material agreement related to the Aircraft between the Buyer and its Affiliates on the one hand and the Seller and its Affiliates on the other hand and whether at the stated maturity of such amount, by acceleration or otherwise) become due and payable by the Buyer or its Affiliates, and not be paid in full in immediately available funds on the date due, then the Seller will have the right to debit and apply, in whole or in part, the Predelivery Payments paid to the Seller by the Buyer against such unpaid amount. The Seller will promptly notify the Buyer in writing after such debiting and application, and the Buyer will immediately pay to the Seller the amount required to comply with Clause 5.3.

5.7	Setoff Payments

Notwithstanding anything to the contrary contained herein, the Seller may set-off any matured obligation owed by the Buyer to the Seller and/or its Affiliates against any obligation (whether or not matured) owed by the Seller to the Buyer, regardless of the place of payment or currency (it being understood that if this obligation is unascertainable it may be estimated and the set-off made in respect of such estimate).

5.8	Overdue Payments

5.8.1	If any payment due to the Seller is not received by the Seller on the date or dates due, the Seller will have the right to claim from the Buyer, and the Buyer will promptly pay to the Seller on receipt of such claim, interest at the rate of [***] per month on the amount of such overdue payment, to be calculated from and including the due date of such payment to (but excluding) the date such payment is received by the Seller. The Seller’s right to receive such interest will be in addition to any other rights of the Seller hereunder or at law.

5.8.2	If any Predelivery Payment is not received on the date on which it is due, the Seller, in addition to any other rights and remedies available to it, will be under no obligation to deliver any Aircraft remaining to be delivered under this Agreement within such Aircraft’s Scheduled Delivery Month(s). Upon receipt of the full amount of all such overdue Predelivery Payments, together with interest on such Predelivery Payments in accordance with Clause 5.8.1, the Seller will provide the Buyer with new Scheduled Delivery Months for the affected Aircraft, subject to the Seller’s Commercial and Industrial Constraints.

5.9	Proprietary Interest

Notwithstanding any provision of law to the contrary, the Buyer will not, by virtue of anything contained in this Agreement (including, without limitation, any Commitment Fee or Predelivery Payments hereunder, or any designation or identification by the Seller of a particular aircraft as an Aircraft to which any of the provisions of this Agreement refers) acquire any proprietary, insurable or other interest whatsoever in any Aircraft before Delivery of and payment for such Aircraft, as provided in this Agreement.

5.10	Payment in Full

The Buyer’s obligation to make payments to the Seller hereunder will not be affected by and will be determined without regard to any setoff, counterclaim, recoupment, defense or other right that the Buyer may have against the Seller or any other person and all such payments will be made without deduction or withholding of any kind. The Buyer will ensure that the sums received by the Seller under this Agreement will be equal to the full amounts expressed to be due to the Seller hereunder, without deduction or withholding on account of and free from any and all taxes, levies, imposts, duties or charges of whatever nature, except that if the Buyer is compelled by law to make any such deduction or withholding the Buyer will pay such additional amounts to the Seller as may be necessary so that the net amount received by the Seller after such deduction or withholding will equal the amounts that would have been received in the absence of such deduction or withholding.

5.11	Other Charges

Unless expressly stipulated otherwise, any charges due under this Agreement other than those set out in Clauses 5.2, 5.3 and 5.8 will be paid by the Buyer at the same time as payment of the Balance of the Final Price or, if invoiced, within thirty (30) days after the invoice date.

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

5.12	Cross-Collateralisation

5.12.1	The Buyer hereby agrees that, notwithstanding any provision to the contrary in this Agreement, in the event that the Buyer should fail to make any material payment owing under this Agreement or under any other material agreement between the Buyer and the Seller and/or any of their respective Affiliates (the “Other Agreement”), the Seller may:

(i)	withhold payment to the Buyer or its Affiliates of any sums that may be due to or claimed by the Buyer or its Affiliates from the Seller or its Affiliates pursuant to this Agreement or any Other Agreement, including Predelivery Payments, unless or until the default under this Agreement or the Other Agreement is cured or remedied; and

(ii)	apply any amount of any Predelivery Payment it then holds under this Agreement in respect of any of the Aircraft as well as any other monies held pursuant to any Other Agreement (collectively the “Relevant Amounts”) in such order as the Seller deems appropriate in satisfaction of any amounts due and unpaid by the Buyer or its Affiliates and to compensate for any losses and/or damages the Seller or its Affiliates may suffer as a result of the Buyer’s or its Affiliates’ failure to make payments in a timely manner under this Agreement or any Other Agreement. The Buyer acknowledges that the application of any of the Relevant Amounts as aforesaid may result in the Buyer or its Affiliates being in default (unless such default is otherwise cured or remedied) in relation to the agreement in respect of which such Relevant Amounts were originally granted or required to be paid, as the case may be.

The rights granted to the Seller in the preceding paragraphs (i) and (ii) are without prejudice and are in addition to and shall not be deemed a waiver of any other rights and remedies the Seller or its Affiliates may have at law or under this Agreement or any Other Agreement, including the right of set-off.

5.12.2	In the event that the Seller applies any amount of any Predelivery Payment it then holds under this Agreement in respect of any of the Aircraft in satisfaction of the amount due and unpaid by the Buyer or its Affiliates or to compensate for losses and/or damages to the Seller or its Affiliates as a result of the Buyer’s or its Affiliates’ failure to make payment in a timely manner under the Agreement or any Other Agreement, then the Seller shall notify the Buyer to that effect. Within three (3) Business Days of issuance of such notification, the Buyer shall pay by wire transfer of funds immediately available to the Seller the amount of the Predelivery Payment that has been applied by the Seller as set forth above.

Failure of the Buyer to pay such amount in full, shall entitle the Seller to (i) collect interest on such unpaid amount in accordance with Clause 5.8.1 hereof from the fourth (4th) working day following the Seller’s written request to the Buyer for such payment and (ii) treat such failure as an additional termination event for which the Seller shall be entitled to the remedies available under Clause 20.2 of the Agreement.

6 -	MANUFACTURE PROCEDURE - INSPECTION

6.1	Manufacture Procedures

Each Airframe will be manufactured in accordance with the requirements of the laws of the jurisdiction of incorporation of the Seller or of its relevant Affiliate as enforced by the Aviation Authority of such jurisdiction.

6.2	Inspection

6.2.1	The Buyer or its duly authorized representatives (the “Buyer’s Inspector(s)”) will be entitled to inspect the manufacture of the Airframe and all materials and parts obtained by the Seller for the manufacture of the Airframe (“the Inspection”) on the following terms and conditions;

(i)	any Inspection will be conducted pursuant to the Seller’s system of inspection and the relevant Airbus Procedures, as developed under the supervision of the relevant Aviation Authority;

(ii)	the Buyer’s Inspector(s) will have access to such relevant technical documentation as is reasonably necessary for the purpose of the Inspection;

(iii)	any Inspection and any related discussions with the Seller and other relevant personnel by the Buyer’s Inspector(s) will be at reasonable times during business hours and will take place in the presence of the relevant inspection department personnel of the Seller;

(iv)	the Inspections will be performed in a manner not to unduly delay or hinder the manufacture or assembly of the Aircraft or the performance of this Agreement by the Seller or any other work in progress at the Manufacture Facilities.

6.2.2	Location of Inspections

The Buyer’s Inspector(s) will be entitled to conduct any such Inspection at the relevant Manufacture Facility of the Seller or the Affiliates and where possible at the Manufacture Facilities of the sub-contractors provided that if access to any part of the Manufacture Facilities where the Airframe manufacture is in progress or materials or parts are stored are restricted for security or confidentiality reasons, the Seller will be allowed reasonable time to make the relevant items available elsewhere.

6.3	Seller’s Service for Buyer’s Inspector(s)

For the purpose of the Inspections, and starting from a mutually agreed date until the Delivery Date, the Seller will furnish without additional charge suitable space and office equipment in or conveniently located with respect to the Delivery Location for the use of a reasonable number of Buyer’s Inspector(s).

7 -	CERTIFICATION

Except as set forth in this Clause 7, the Seller will not be required to obtain any certificate or approval with respect to any Aircraft.

7.1	Type Certification

The Aircraft have been type certificated under EASA procedures for joint certification in the transport category. The Seller will obtain or cause to be obtained an FAA type certificate (the “Type Certificate”) to allow the issuance of the Export Certificate of Airworthiness.

7.2	Export Certificate of Airworthiness

Subject to the provisions of Clause 7.3, each Aircraft will be delivered to the Buyer with an Export Certificate of Airworthiness and in a condition enabling the Buyer to obtain at the time of Delivery a Standard Airworthiness Certificate issued pursuant to Part 21 of the US Federal Aviation Regulations and a Certificate of Sanitary Construction issued by the U.S. Public Health Service of the Food and Drug Administration. However, the Seller will have no obligation to make and will not be responsible for any costs of alterations or modifications to such Aircraft to enable such Aircraft to meet FAA or U.S. Department of Transportation requirements for specific operation on the Buyer’s routes, whether before, at or after Delivery of any Aircraft.

If the FAA requires additional or modified data before the issuance of the Export Certificate of Airworthiness, the Seller will provide such data or implement the required modification to the data, in either case, at the Seller’s cost.

7.3	Specification Changes before Aircraft Ready for Delivery

7.3.1	If, any time before the date on which the Aircraft is Ready for Delivery, any law, rule or regulation is enacted, promulgated, becomes effective and/or an interpretation of any law, rule or regulation is issued by the EASA that requires any change to the Specification for the purposes of obtaining the Export Certificate of Airworthiness (a “Change in Law”), the Seller will make the required modification and the parties hereto will sign an SCN.

7.3.2	The Seller will as far as practicable, without prejudice to Clause 7.3.3(ii), take into account the information available to it concerning any proposed law, rule or regulation or interpretation that could become a Change in Law, in order to minimize the costs of changes to the Specification as a result of such proposed law, regulation or interpretation becoming effective before the applicable Aircraft is Ready for Delivery.

7.3.3	The cost of implementing the required modifications referred to in Clause 7.3.1 will be:

[***]

7.3.4	Notwithstanding the provisions of Clause 7.3.3, if a Change in Law relates to an item of BFE or to the Propulsion Systems the costs related thereto will be borne [***].

7.4	Specification Changes after Aircraft Ready For Delivery

Nothing in Clause 7.3 will require the Seller to make any changes or modifications to, or to make any payments or take any other action with respect to, any Aircraft that is Ready for Delivery before the compliance date of any law or regulation referred to in Clause 7.3. Any such changes or modifications made to an Aircraft after it is Ready for Delivery will be at the Buyer’s expense.

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

8	TECHNICAL ACCEPTANCE

8.1	Technical Acceptance Process

8.1.1	Prior to Delivery, each Aircraft will undergo a technical acceptance process developed by the Seller (the “Technical Acceptance Process”). Completion of the Technical Acceptance Process will demonstrate the satisfactory functioning of such Aircraft and will be deemed to demonstrate compliance with the Specification. Should it be established that such Aircraft does not comply with the Technical Acceptance Process requirements, the Seller will without hindrance from the Buyer be entitled to carry out any necessary changes and, as soon as practicable thereafter, resubmit the Aircraft to such further Technical Acceptance Process as is necessary to demonstrate the elimination of the non-compliance.

8.1.2	The Technical Acceptance Process will:

(i)	commence on a date notified by the Seller to the Buyer no less than ten (10) days prior,

(ii)	take place at the Delivery Location,

(iii)	be carried out by the personnel of the Seller, and

(iv)	include a technical acceptance flight that will not exceed three (3) hours (the “Technical Acceptance Flight”).

8.2	Buyer’s Attendance

8.2.1	The Buyer is entitled to elect to attend the Technical Acceptance Process.

8.2.2	If the Buyer elects to attend the Technical Acceptance Process, the Buyer:

(i)	will comply with the reasonable requirements of the Seller, with the intention of completing the Technical Acceptance Process within five (5) Business Days, and

(ii)	may have a maximum of four (4) of its representatives (no more than three (3) of whom will have access to the cockpit at any one time) accompany the Seller’s representatives on the Technical Acceptance Flight, during which the Buyer’s representatives will comply with the instructions of the Seller’s representatives.

8.2.3	If the Buyer does not attend or fails to cooperate in the Technical Acceptance Process, the Seller will be entitled to complete the Technical Acceptance Process and the Buyer will be deemed to have accepted that the Technical Acceptance Process has been satisfactorily completed, in all respects.

8.3	Certificate of Acceptance

Upon successful completion of the Technical Acceptance Process, the Buyer will, on or before the Delivery Date, sign and deliver to the Seller a certificate of acceptance in respect of each Aircraft in the form of Exhibit D (the “Certificate of Acceptance”).

8.4	Finality of Acceptance

The Buyer’s signature of the Certificate of Acceptance for each Aircraft will constitute waiver by the Buyer of any right it may have, under the Uniform Commercial Code as adopted by the State of New York or otherwise, to revoke acceptance of the Aircraft for any reason, whether known or unknown to the Buyer at the time of acceptance.

8.5	Aircraft Utilization

The Seller will, without payment or other liability, be entitled to use each Aircraft before Delivery as may be necessary to obtain the certificates required under Clause 7. Such use will not limit the Buyer’s obligation to accept Delivery hereunder.

[***]

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

9 -	DELIVERY

9.1	Delivery Schedule

Subject to Clauses 2, 7, 8, 10 and 18, the Seller will have the Aircraft Ready for Delivery at the Delivery Location within, as applicable the following months (each a “Scheduled Delivery Month”) or quarters (each, a “Scheduled Delivery Quarter”) or years (each a “Scheduled Delivery Year”), as applicable, set forth in Schedule 1 hereto (collectively the “Delivery Schedule”).

9.1.1	In respect of each Aircraft corresponding to a Scheduled Delivery Year as set forth in Schedule 1, the Seller will provide notification to the Buyer of the Scheduled Delivery Quarter no later than [***] prior to the first day of such Scheduled Delivery Year for such Aircraft.

9.1.2	In respect of each Aircraft corresponding to a Scheduled Delivery Quarter as set forth in Schedule 1, the Seller will provide notification to the Buyer the Scheduled Delivery Month no later than [***] before the first day of the first month of such Scheduled Delivery Quarter, provided that the Buyer and the Seller shall use commercially reasonable efforts to optimize the Delivery Schedule to account for the Buyer’s seasonal demand.

9.1.3	The Seller will give the Buyer at least [***] written notice of the anticipated week on which the Aircraft will be Ready for Delivery.

9.1.4	The Seller will give the Buyer at least [***] written notice of the anticipated date on which the Aircraft will be Ready for Delivery. Such notice will also include the starting date and the planned schedule of the Technical Acceptance Process. Thereafter the Seller will notify the Buyer of any change to such dates.

9.2	Delivery Process

9.2.1	The Buyer will send its representatives to the Delivery Location to take Delivery of the Aircraft at the date on which the Aircraft is Ready for Delivery, and fly the Aircraft from the Delivery Location.

9.2.2	The Seller will deliver and transfer title to the Aircraft to the Buyer free and clear of all encumbrances (except for any liens or encumbrances created by or on behalf of the Buyer) provided that the Balance of the Final Price of such Aircraft has been paid by the Buyer pursuant to Clause 5.4 and that the Certificate of Acceptance has been signed and delivered to the Seller pursuant to Clause 8.3. The Seller will provide the Buyer with a bill of sale in the form of Exhibit E (the “Bill of Sale”) and/or such other documentation confirming transfer of title and receipt of the Final Price of the Aircraft as may reasonably be requested by the Buyer. Title to and risk of loss of or damage to the Aircraft will pass to the Buyer contemporaneously with the delivery by the Seller to the Buyer of such Bill of Sale.

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

9.2.3	Within the period set forth in Clause 9.2.1 above, if the Buyer fails to (i) deliver the signed Certificate of Acceptance to the Seller, or (ii) pay the Balance of the Final Price of the Aircraft to the Seller, then the Buyer will be deemed to have rejected Delivery wrongfully when the Aircraft was duly tendered to the Buyer hereunder. If such a deemed rejection arises, and in addition to the remedies of Clause 5.8.1, the Seller will retain title to the Aircraft and the Buyer will indemnify and hold the Seller harmless against any and all costs (including but not limited to any parking, storage, and insurance costs) and risk of loss of or damage to the Aircraft), it being understood that the Seller will be under no duty to the Buyer to store, park, insure or otherwise protect the Aircraft. These rights of the Seller will be in addition to the Seller’s other rights and remedies in this Agreement.

9.3	Flyaway

9.3.1	The Buyer and the Seller will cooperate to obtain any licenses that may be required by the Aviation Authority of the Delivery Location for the purpose of exporting the Aircraft.

9.3.2	All expenses of, or connected with, flying the Aircraft from the Delivery Location after Delivery will be borne by the Buyer. The Buyer will make direct arrangements with the supplying companies for the fuel and oil required for all post-Delivery flights.

10 -	EXCUSABLE DELAY AND TOTAL LOSS

10.1	Scope of Excusable Delay

Neither the Seller nor any Affiliate of the Seller, will be responsible for or be deemed to be in default on account of delays in delivery of the Aircraft or failure to deliver or otherwise in the performance of this Agreement or any part hereof due to causes beyond the Seller’s, or any Affiliate’s control or not occasioned by the Seller’s, fault or negligence (“Excusable Delay”), including, but not limited to: (i) acts of God or the public enemy, natural disasters, fires, floods, storms beyond ordinary strength, explosions or earthquakes; epidemics or quarantine restrictions; any law, decision, regulation, directive or other act (whether or not having the force of law) of any government or of the Council of the European Community or the Commission of the European Community or of any national, Federal, State, municipal or other governmental department, commission, board, bureau, agency, court or instrumentality, domestic or foreign; governmental priorities, regulations or orders affecting allocation of materials, facilities or a completed Aircraft; war, civil war or warlike operations, terrorism, insurrection or riots; failure of transportation; strikes or labor troubles causing cessation, slow down or interruption of work; delay in obtaining any airworthiness or type certification; inability after due and timely diligence to procure materials, accessories, equipment or parts; general hindrance in transportation; or failure of a subcontractor or supplier to furnish materials, components, accessories, equipment or parts; (ii) any delay caused directly or indirectly by the action or inaction of the Buyer; and (iii) delay in delivery or otherwise in the performance of this Agreement by the Seller due in whole or in part to any delay in or failure of the delivery of, or any other event or circumstance relating to, the Propulsion Systems or Buyer Furnished Equipment. The Seller will as soon as practicable after becoming aware of any delay falling within the provisions of this Subclause 10.1 [***].

10.2	Consequences of Excusable Delay

If an Excusable Delay occurs:

(i)	the Seller will notify the Buyer of such Excusable Delay as soon as practicable after becoming aware of the same;

(ii)	the Seller will not be responsible for any damages arising from or in connection with such Excusable Delay suffered or incurred by the Buyer;

(iii)	the Seller will not be deemed to be in default in the performance of its obligations hereunder as a result of such Excusable Delay;

(iv)	the Seller will as soon as practicable after the removal of the cause of such delay resume performance of its obligations under this Agreement and in particular will notify the Buyer of the revised Scheduled Delivery Month.

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

10.3	Termination on Excusable Delay

10.3.1	If any Delivery is delayed as a result of an Excusable Delay for a period of more than twelve (12) months after the last day of the Scheduled Delivery Month, then either party may terminate this Agreement with respect to the affected Aircraft, by giving written notice to the other party within thirty (30) days after the expiration of such twelve (12) month period. However, the Buyer will not be entitled to terminate this Agreement pursuant to this Clause 10.3.1 if the Excusable Delay is caused directly or indirectly by the action or inaction of the Buyer.

10.3.2	If the Seller advises the Buyer in its notice of a revised Scheduled Delivery Month pursuant to Clause 10.2.1(iv) that there will be a delay in Delivery of an Aircraft of more than twelve (12) months after the last day of the Scheduled Delivery Month, then either party may terminate this Agreement with respect to the affected Aircraft. Termination will be made by giving written notice to the other party within thirty (30) days after the Buyer’s receipt of the notice of a revised Scheduled Delivery Month.

10.3.3	If this Agreement is not terminated under the terms of Clause 10.3.1 or 10.3.2, then the Seller will be entitled to reschedule Delivery. The Seller will notify the Buyer of the new Scheduled Delivery Month after the thirty (30) day period referred to in Clause 10.3.1 or 10.3.2, and this new Scheduled Delivery Month will be deemed to be an amendment to the applicable Scheduled Delivery Month in Clause 9.1.

10.4	Total Loss, Destruction or Damage

If, prior to Delivery, any Aircraft is lost, destroyed or in the reasonable opinion of the Seller is damaged beyond economic repair (“Total Loss”), the Seller will notify the Buyer to this effect within one (1) month of such occurrence. The Seller will include in said notification (or as soon after the issue of the notice as such information becomes available to the Seller) the earliest date consistent with the Seller’s other commitments and production capabilities that an aircraft to replace the Aircraft may be delivered to the Buyer and the Scheduled Delivery Month will be extended as specified in the Seller’s notice to accommodate the delivery of the replacement aircraft; provided, however, that if the Scheduled Delivery Month is extended to a month that is later than twelve (12) months after the last day of the original Scheduled Delivery Month then this Agreement will terminate with respect to said Aircraft unless:

(i)	the Buyer notifies the Seller within one (1) month of the date of receipt of the Seller’s notice that it desires the Seller to provide a replacement aircraft during the month quoted in the Seller’s notice; and

(ii)	the parties execute an amendment to this Agreement recording the change in the Scheduled Delivery Month.

Nothing herein will require the Seller to manufacture and deliver a replacement aircraft if such manufacture would require the reactivation of its production line for the model or series of aircraft that includes the Aircraft.

10.5	Termination Rights Exclusive

If this Agreement is terminated as provided for under the terms of Clauses 10.3 or 10.4, such termination will discharge all obligations and liabilities of the parties hereunder with respect to such affected Aircraft and undelivered material, services, data or other items applicable thereto and to be furnished under the Agreement.

10.6	Remedies

THIS CLAUSE 10 SETS FORTH THE SOLE AND EXCLUSIVE REMEDY OF THE BUYER FOR DELAYS IN DELIVERY OR FAILURE TO DELIVER, OTHER THAN SUCH DELAYS AS ARE COVERED BY CLAUSE 11, AND THE BUYER HEREBY WAIVES ALL RIGHTS TO WHICH IT WOULD OTHERWISE BE ENTITLED IN RESPECT THEREOF, INCLUDING, WITHOUT LIMITATION, ANY RIGHTS TO INCIDENTAL AND CONSEQUENTIAL DAMAGES OR SPECIFIC PERFORMANCE. THE BUYER WILL NOT BE ENTITLED TO CLAIM THE REMEDIES AND RECEIVE THE BENEFITS PROVIDED IN THIS CLAUSE 10 WHERE THE DELAY REFERRED TO IN THIS CLAUSE 10 IS CAUSED BY THE NEGLIGENCE OR FAULT OF THE BUYER OR ITS REPRESENTATIVES.

11-	INEXCUSABLE DELAY

11.1	Liquidated Damages

Should an Aircraft not be Ready for Delivery within (i) [***] after the last day of the Scheduled Delivery Month for any Backlog Aircraft, or (ii) [***] after the last day of the Scheduled Delivery Month for any NEO Aircraft (in each case as such month may be changed pursuant to Clauses 2, 7 and/or 10) (the “Delivery Period”) and such delay is not as a result of an Excusable Delay or Total Loss, then such delay will be termed an “Inexcusable Delay.” In the event of an Inexcusable Delay, the Buyer will have the right to claim, and the Seller will pay the Buyer liquidated damages of US$[***] (US Dollars – [***]) for each day of delay in the Delivery starting on the date that is the day after the last day of the Delivery Period for such Aircraft.

In no event will the amount of liquidated damages exceed the total of US $[***] (US dollars – [***]) in respect of any one Aircraft.

The Buyer’s right to liquidated damages in respect of an Aircraft is conditioned on the Buyer’s submitting a written claim for liquidated damages to the Seller not later than [***] after the last day of the relevant Delivery Period.

11.2	Renegotiation

If, as a result of an Inexcusable Delay, the Delivery does not occur within [***] after the last day of the Delivery Period the Buyer will have the right, exercisable by written notice to the Seller given between [***] and [***] after lapse of such [***] period, to require from the Seller a renegotiation of the Scheduled Delivery Month for the affected Aircraft. Unless otherwise agreed between the Seller and the Buyer during such renegotiation, the said renegotiation will not prejudice the Buyer’s right to receive liquidated damages in accordance with Clause 11.1.

11.3	Termination

If, as a result of an Inexcusable Delay, the Delivery does not occur within [***] after the last day of the Delivery Period and the parties have not renegotiated the Delivery Date pursuant to Clause 11.2, then both parties will have the right exercisable by written notice to the other party, given between [***] after the lapse of such [***] period, to terminate this Agreement in respect of the affected Aircraft. In the event of termination, neither party will have any claim against the other, except that the Seller will pay to the Buyer any amounts due pursuant to Clause 11.1 [***].

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

11.4	Remedies

THIS CLAUSE 11 SETS FORTH THE SOLE AND EXCLUSIVE REMEDY OF THE BUYER FOR DELAYS IN DELIVERY OR FAILURE TO DELIVER, OTHER THAN SUCH DELAYS AS ARE COVERED BY CLAUSE 10, AND THE BUYER HEREBY WAIVES ALL RIGHTS TO WHICH IT WOULD OTHERWISE BE ENTITLED IN RESPECT THEREOF, INCLUDING WITHOUT LIMITATION ANY RIGHTS TO INCIDENTAL AND CONSEQUENTIAL DAMAGES OR SPECIFIC PERFORMANCE. THE BUYER WILL NOT BE ENTITLED TO CLAIM THE REMEDIES AND RECEIVE THE BENEFITS PROVIDED IN THIS CLAUSE 11 WHERE THE DELAY REFERRED TO IN THIS CLAUSE 11 IS CAUSED BY THE NEGLIGENCE OR FAULT OF THE BUYER OR ITS REPRESENTATIVES.

12	WARRANTIES AND SERVICE LIFE POLICY

This Clause covers the terms and conditions of the warranty and service life policy.

12.1	Standard Warranty

12.1.1	Nature of Warranty

For the purpose of this Agreement the term “Warranted Part” will mean any Seller proprietary component, equipment, accessory or part, which is installed on an Aircraft at Delivery thereof and

(a)	which is manufactured to the detailed design of the Seller or a subcontractor of the Seller and

(b)	which bears a part number of the Seller at the time of such Delivery.

Subject to the conditions and limitations as hereinafter provided for and except as provided for in Clause 12.1.2, the Seller warrants to the Buyer that each Aircraft and each Warranted Part will at Delivery to the Buyer be free from defects:

(i)	in material;

(ii)	in workmanship, including without limitation processes of manufacture;

(iii)	in design (including without limitation the selection of materials) having regard to the state of the art at the date of such design; and

(iv)	arising from failure to conform to the Specification, except to those portions of the Specification relating to performance or where it is expressly stated that they are estimates or approximations or design aims.

12.1.2	Exclusions

The warranties set forth in Clause 12.1.1 will not apply to Buyer Furnished Equipment, nor to the Propulsion Systems, nor to any component, equipment, accessory or part installed on the Aircraft at Delivery that is not a Warranted Part except that:

(i)	any defect in the Seller’s workmanship in respect of the installation of such items in the Aircraft, including any failure by the Seller to conform to the installation instructions of the manufacturers of such items, that invalidates any applicable warranty from such manufacturers, will constitute a defect in workmanship for the purpose of this Clause 12.1 and be covered by the warranty set forth in Clause 12.1.1 (ii); and

(ii)	any defect inherent in the Seller’s design of the installation, in consideration of the state of the art at the date of such design, which impairs the use of such items, will constitute a defect in design for the purpose of this Clause 12.1 and be covered by the warranty set forth in Clause 12.1.1 (iii).

12.1.3	Warranty Period

The warranties set forth in Clauses 12.1.1 and 12.1.2 will be limited to those defects that [***] (the “Warranty Period”).

12.1.4	Limitations of Warranty

12.1.4.1	The Buyer’s remedy and the Seller’s obligation and liability under Clauses 12.1.1 and 12.1.2 are limited to (except as otherwise expressly set forth herein), [***].

The Seller may alternatively [***].

12.1.4.2	In the event of a defect covered by Clauses 12.1.1 (iii), 12.1.1 (iv) and 12.1.2 (ii) becoming apparent within the Warranty Period, the Seller shall also, if so requested by the Buyer in writing, correct such defect in any Aircraft which has not yet been delivered to the Buyer, provided, however,

(i)	that Seller shall provide Buyer with written notice confirming that the pre-delivery correction of such defect will not result in a delay in the Delivery of the Aircraft, or if Seller believes that the pre-delivery correction will delay the Delivery of the Aircraft, Seller’s estimated period of such delay,

(ii)	that the Seller shall not be responsible, nor be deemed to be in default on account of any delay in Delivery of any Aircraft or otherwise in respect of the performance of this Agreement, due to the Seller’s undertaking to make such correction and provided further

(iii)	that, rather than accept a delay in the Delivery of any such Aircraft, the Buyer and the Seller may agree to deliver such Aircraft with subsequent correction of the defect by the Buyer at the Seller’s expense, or the Buyer may elect to accept Delivery and thereafter file a Warranty Claim as though the defect had become apparent immediately after Delivery of such Aircraft.

12.1.4.3	[***]

In addition to the remedies set forth in Clauses 12.1.4.1 and 12.1.4.2, the Seller will [***].

12.1.5	Warranty Claim Requirements

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

The Buyer’s remedy and the Seller’s obligation and liability under this Clause 12.1 with respect to any warranty claim submitted by the Buyer (each a “Warranty Claim”) are subject to the following conditions:

(i)	the defect having become apparent within the Warranty Period;

(ii)	the Buyer having filed a warranty claim within 90 days of discovering the defect;

(iii)	the Buyer having submitted to the Seller reasonable evidence reasonably satisfactory to the Seller that the claimed defect is due to a matter embraced within this Clause 12.1 and that such defect has not resulted from any act or omission of the Buyer, including but not limited to, any failure to operate and maintain the affected Aircraft or part thereof in accordance with the standards set forth in Clause 12.1.10 or from any act or omission of any third party;

(iv)	the Seller having received a Warranty Claim complying with the provisions of Clause 12.1.6 below.

12.1.6	Warranty Administration

The warranties set forth in Clause 12.1 will be administered as hereinafter provided for:

12.1.6.1	Claim Determination

Determination as to whether any claimed defect in any Warranted Part is a valid Warranty Claim will reasonably be made by the Seller and will be reasonably based upon the claim details, reports from the Seller’s Representatives, historical data logs, inspections, tests, findings during repair, defect analysis and other relevant documents.

12.1.6.2	Transportation Costs

The cost of transporting a Warranted Part claimed to be defective to the facilities designated by the Seller and for the return therefrom of a repaired or replaced Warranted Part will be [***], provided however, [***].

12.1.6.3	Return of an Aircraft

If the Buyer and the Seller mutually agree, prior to such return, that it is necessary to return an Aircraft to the Seller for consideration of a Warranty Claim, [***].

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

12.1.6.4	On Aircraft Work by the Seller

If the Seller determines that a defect subject to this Clause 12.1 justifies the dispatch by the Seller of a working team to repair or correct such defect through the embodiment of one or several Seller’s Service Bulletins at the Buyer’s facilities, or if the Seller accepts the return of an Aircraft to perform or have performed such repair or correction, then the labor costs for such on-Aircraft work will [***].

The condition which has to be fulfilled for on-Aircraft work by the Seller is that, in the reasonable opinion of the Seller, the work necessitates the technical expertise of the Seller as manufacturer of the Aircraft.

If said condition is fulfilled and if the Seller is requested to perform the work, the Seller and the Buyer will agree on a schedule and place for the work to be performed.

12.1.6.5	Warranty Claim Substantiation

Each Warranty Claim filed by the Buyer under this Clause 12.1 will contain at least the following data:

(a)	description of defect and action taken, if any,

(b)	date of incident and/or removal date,

(c)	description of Warranted Part claimed to be defective,

(d)	part number,

(e)	serial number (if applicable),

(f)	position on Aircraft,

(g)	total flying hours or calendar time, as applicable, at the date of defect appearance,

(h)	time since last shop visit at the date of defect appearance,

(i)	Manufacturer Serial Number of the Aircraft and/or its registration,

(j)	Aircraft total flying hours and/or number of landings at the date of defect appearance,

(k)	Warranty Claim number,

(l)	date of Warranty Claim,

(m)	Delivery Date of Aircraft or Warranted Part to the Buyer,

Warranty Claims are to be addressed as follows:

AIRBUS

CUSTOMER SERVICES DIRECTORATE

WARRANTY ADMINISTRATION

Rond Point Maurice Bellonte

B.P. 33

F 31707 BLAGNAC CEDEX

FRANCE

12.1.6.6	Replacements

Replaced components, equipment, accessories or parts will become the Seller’s property.

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Title to and risk of loss of any Aircraft, component, accessory, equipment or part returned by the Buyer to the Seller will at all times remain with the Buyer, except that:

(i)	when the Seller has possession of a returned Aircraft, component, accessory, equipment or part to which the Buyer has title, the Seller will have such responsibility therefor as is chargeable by law to a bailee for hire, but the Seller will not be liable for loss of use, and;

(ii)	title to and risk of loss of a returned component, accessory, equipment or part will pass to the Seller upon shipment by the Seller to the Buyer of any item furnished by the Seller to the Buyer as a replacement therefor.

Upon the Seller’s shipment to the Buyer of any replacement component, accessory, equipment or part provided by the Seller pursuant to this Clause 12.1, title to and risk of loss of such replacement component, accessory, equipment or part will pass to the Buyer.

12.1.6.7	Rejection

The Seller will provide reasonable written substantiation in case of rejection of a Warranty Claim. In such event the Buyer will refund to the Seller reasonable inspection and test charges incurred in connection therewith.

12.1.6.8	Inspection

The Seller will have the right to inspect the affected Aircraft, documents and other records relating thereto in the event of any Warranty Claim under this Clause 12.1.

12.1.7	Inhouse Warranty

12.1.7.1	Seller’s Authorization

The Seller hereby authorizes the Buyer to repair Warranted Parts (“Inhouse Warranty”) subject to the terms of this Clause 12.1.7.

12.1.7.2	Conditions for Seller’s Authorization

The Buyer will be entitled to repair such Warranted Parts:

(i)	provided the Buyer notifies the Seller Representative of its intention to perform Inhouse Warranty repairs before any such repairs are started where the estimated cost of such repair is in excess of US$[***]. (US dollars – [***]. The Buyer’s notification will include sufficient detail regarding the defect, estimated labor hours and material to allow the

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Seller to ascertain the reasonableness of the estimate. The Seller agrees to use all reasonable efforts to ensure a prompt response and will not unreasonably withhold authorization;

(ii)	provided adequate facilities and qualified personnel are available to the Buyer;

(iii)	provided repairs are performed in accordance with the Seller’s Technical Data or written instructions; and

(iv)	only to the extent specified by the Seller, or, in the absence of such specification, to the extent reasonably necessary to correct the defect, in accordance with the standards set forth in Clause 12.1.10.

12.1.7.3	Seller’s Rights

The Seller will have the right to require the return of any Warranted Part, or any part removed therefrom, which is claimed to be defective if, in the reasonable judgment of the Seller, the nature of the claimed defect requires technical investigation. Such return will be subject to the provisions of Clause 12.1.6.2. Furthermore, the Seller will have the right to have a Seller Representative present during the disassembly, inspection and testing of any Warranted Part claimed to be defective, subject to such presence being practical and not unduly delaying the repair.

12.1.7.4	Inhouse Warranty Claim Substantiation

Claims for Inhouse Warranty credit will be filed within the time period set forth in 12.1.5 (ii) and will contain the same information as that required for Warranty Claims under Clause 12.1.6.5 and in addition will include:

(a)	a report of technical findings with respect to the defect,

(b)	for parts required to remedy the defect:

•	part numbers,

•	serial numbers (if applicable),

•	parts description,

•	quantity of parts,

•	unit price of parts,

•	related Seller’s or third party’s invoices (if applicable),

•	total price of parts,

(c)	detailed number of labor hours,

(d)	Inhouse Warranty Labor Rate,

(e)	total claim value.

12.1.7.5	Credit

The Buyer’s sole remedy and the Seller’s sole obligation and liability with respect to Inhouse Warranty Claims will be the credit to the Buyer’s account of an amount equal to the mutually agreed direct labor costs expended in performing the repair of a Warranted Part and to the direct costs of materials incorporated in said repair, determined as set forth below:

(a)	to determine direct labor costs, only manhours spent on removal from the Aircraft, disassembly, inspection, repair, reassembly, final inspection and test of the Warranted Part and reinstallation thereof on the Aircraft will be counted. Any manhours required for maintenance work concurrently being carried out on the Aircraft or the Warranted Part will not be included.

(b)	The manhours counted as set forth above will be multiplied by an agreed labor rate of US $[***] (US Dollars [***]) [***] (“Inhouse Warranty Labour Rate”), which is deemed to represent the Buyer’s composite labor rate meaning the average hourly rate (excluding all fringe benefits, premium time allowances, social security charges, business taxes and the like) paid to the Buyer’s employees whose jobs are directly related to the performance of the repair.

The Inhouse Warranty Labor Rate is subject to annual adjustment by multiplication by the ratio [***]. For the purposes of this Clause 12.1.7.5 only, [***], defined in the Seller’s Price Revision Formula set forth in Part 1 of Exhibit C to the Agreement.

(c)	Direct material costs are determined by the prices at which the Buyer acquired such material, excluding any parts and materials used for overhaul and as may be furnished by the Seller at no charge.

12.1.7.6	Limitation

The Buyer will in no event be credited for repair costs (including labor and material) for any Warranted Part in excess of sixty-five per cent (65%) of the Seller’s current catalogue price for a replacement of such defective Warranted Part.

12.1.7.7	Scrapped Material

The Buyer will retain any defective Warranted Part beyond economic repair and any defective part removed from a Warranted Part during repair for a period of either one hundred and twenty (120) days after the date of completion of the repair or sixty (60) days after submission of a claim for Inhouse Warranty credit relating thereto, whichever is longer. Such parts will be returned to the Seller within thirty (30) days of receipt of the Seller’s request to that effect.

Notwithstanding the foregoing, the Buyer may scrap any such defective parts, which are beyond economic repair and not required for technical evaluation locally, with the agreement of the Seller Representative(s).

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Scrapped Warranted Parts will be evidenced by a record of scrapped material certified by an authorized representative of the Buyer and will be kept in the Buyer’s file for a least the duration of the applicable Warranty Period.

12.1.8	Standard Warranty in case of Pooling or Leasing Arrangements

Without prejudice to Clause 21.1, the warranties provided for in this Clause 12.1 for any Warranted Part will accrue to the benefit of any airline in revenue service, other than the Buyer, if the Warranted Part enters into the possession of any such airline as a result of a pooling or leasing agreement between such airline and the Buyer, in accordance with the terms and subject to the limitations and exclusions of the foregoing warranties and to the extent permitted by any applicable law or regulations.

12.1.9	Warranty for Corrected, Replaced or Repaired Warranted Parts

Whenever any Warranted Part, which contains a defect for which the Seller is liable under Clause 12.1, has been corrected, replaced or repaired pursuant to the terms of this Clause 12.1, the period of the Seller’s warranty with respect to such corrected, repaired or replacement Warranted Part, whichever the case may be, will be the remaining portion of the original warranty or twelve (12) months, whichever is longer.

If a defect is attributable to a defective repair or replacement by the Buyer, a Warranty Claim with respect to such defect will be rejected, notwithstanding any subsequent correction or repair, and will immediately terminate the remaining warranties under this Clause 12.1 in respect of the affected Warranted Part.

12.1.10	Accepted Industry Standard Practices Normal Wear and Tear

The Buyer’s rights under this Clause 12.1 are subject to the Aircraft and each component, equipment, accessory and part thereof being maintained, overhauled, repaired and operated in accordance with accepted industry standard practices, all Technical Data and any other instructions issued by the Seller, the Suppliers and the Propulsion Systems Manufacturer and all applicable rules, regulations and directives of the relevant Aviation Authorities.

The Seller’s liability under this Clause 12.1 will not extend to normal wear and tear nor to:

(i)	any Aircraft or component, equipment, accessory or part thereof, which has been repaired, altered or modified after Delivery, except by the Seller or in a manner approved by the Seller;

(ii)	any Aircraft or component, equipment, accessory or part thereof, which has been operated in a damaged state;

(iii)	any component, equipment, accessory and part from which the trademark, name, part or serial number or other identification marks have been removed.

12.1.11	DISCLAIMER OF SELLER LIABILITY

THE SELLER WILL NOT BE LIABLE FOR, AND THE BUYER WILL INDEMNIFY THE SELLER AGAINST, THE CLAIMS OF ANY THIRD PARTIES FOR LOSSES DUE TO ANY DEFECT, NONCONFORMANCE OR PROBLEM OF ANY KIND, ARISING OUT OF OR IN CONNECTION WITH ANY REPAIR OF WARRANTED PARTS UNDERTAKEN BY THE BUYER UNDER THIS CLAUSE 12.1 OR ANY OTHER ACTIONS UNDERTAKEN BY THE BUYER UNDER THIS CLAUSE 12, WHETHER SUCH CLAIM IS ASSERTED IN CONTRACT OR IN TORT, OR IS PREMISED ON ALLEGED, ACTUAL, IMPUTED, ORDINARY OR INTENTIONAL ACTS OR OMISSIONS OF THE BUYER OR THE SELLER.

12.2	Seller Service Life Policy

12.2.1	In addition to the warranties set forth in Clause 12.1, the Seller further agrees that should a Failure occur in any Item (as these terms are defined hereinbelow) that has not suffered from an extrinsic force, then, subject to the general conditions and limitations set forth in Clause 12.2.4, the provisions of this Clause 12.2 will apply.

For the purposes of this Clause 12.2:

(i)	“Item” means any item listed in Exhibit F;

(ii)	“Failure” means a breakage or defect that can reasonably be expected to occur on a fleetwide basis and which materially impairs the utility of the Item.

12.2.2	Periods and Seller’s Undertakings

Subject to the general conditions and limitations set forth in Clause 12.2.4, the Seller agrees that if a Failure occurs within [***] after the Delivery of said Aircraft, whichever will first occur, the Seller will, at its discretion and as promptly as practicable and with the Seller’s financial participation as hereinafter provided, either:

(i)	design and furnish to the Buyer a correction for such Item with a Failure and provide any parts required for such correction (including Seller designed standard parts but excluding industry standard parts), or

(ii)	replace such Item.

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

12.2.3	[***]

Subject to the general conditions and limitations set forth in Clause 12.2.4, any part or Item that the Seller is required to furnish to the Buyer under this Service Life Policy in connection with the correction or replacement of an Item will be furnished to the Buyer [***].

12.2.4	General Conditions and Limitations

12.2.4.1	The undertakings set forth in this Clause 12.2 will be valid after the period of the Seller’s warranty applicable to an Item under Clause 12.1.

12.2.4.2	The Buyer’s remedies and the Seller’s obligations and liabilities under this Service Life Policy are subject to the prior compliance by the Buyer with the following conditions:

(i)	the Buyer will maintain log books and other historical records with respect to each Item, adequate to enable the Seller to determine whether the alleged Failure is covered by this Service Life Policy and, if so, to define the portion of the costs to be borne by the Seller in accordance with Clause 12.2.3;

(ii)	the Buyer will keep the Seller informed of any significant incidents relating to an Aircraft, howsoever occurring or recorded;

(iii)	the Buyer will comply with the conditions of Clause 12.1.10;

(iv)	the Buyer will implement specific structural inspection programs for monitoring purposes as may be established from time to time by the Seller. Such programs will be as compatible as possible with the Buyer’s operational requirements and will be carried out at the Buyer’s expense. Reports relating thereto will be regularly furnished to the Seller;

(v)	the Buyer will report any breakage or defect in a Item in writing to the Seller within sixty (60) days after such breakage or defect becomes apparent, whether or not said breakage or defect can reasonably be expected to occur in any other aircraft, and the Buyer will have provided to the Seller sufficient detail on the breakage or defect to enable the Seller to determine whether said breakage or defect is subject to this Service Life Policy.

12.2.4.3	Except as otherwise provided for in this Clause 12.2, any claim under this Service Life Policy will be administered as provided for in, and will be subject to the terms and conditions of, Clause 12.1.6.

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

12.2.4.4	In the event of the Seller having issued a modification applicable to an Aircraft, the purpose of which is to avoid a Failure, the Seller may elect to supply the necessary modification kit [***]. If such a kit is so offered to the Buyer, then, to the extent of such Failure and any Failures that could ensue therefrom, the validity of the Seller’s commitment under this Clause 12.2 will be subject to the Buyer incorporating such modification in the relevant Aircraft, as promulgated by the Seller and in accordance with the Seller’s instructions, within a reasonable time.

12.2.4.5	THIS SERVICE LIFE POLICY IS NEITHER A WARRANTY, PERFORMANCE GUARANTEE, NOR AN AGREEMENT TO MODIFY ANY AIRCRAFT OR AIRFRAME COMPONENTS TO CONFORM TO NEW DEVELOPMENTS OCCURRING IN THE STATE OF AIRFRAME DESIGN AND MANUFACTURING ART. THE SELLER’S OBLIGATION UNDER THIS CLAUSE 12.2 IS TO MAKE ONLY THOSE CORRECTIONS TO THE ITEMS OR FURNISH REPLACEMENTS THEREFOR AS PROVIDED FOR IN THIS CLAUSE 12.2. THE BUYER’S SOLE REMEDY AND RELIEF FOR THE NON-PERFORMANCE OF ANY OBLIGATION OR LIABILITY OF THE SELLER ARISING UNDER OR BY VIRTUE OF THIS SERVICE LIFE POLICY WILL BE IN A CREDIT FOR GOODS AND SERVICES (NOT INCLUDING AIRCRAFT), LIMITED TO THE AMOUNT THE BUYER REASONABLY EXPENDS IN PROCURING A CORRECTION OR REPLACEMENT FOR ANY ITEM THAT IS THE SUBJECT OF A FAILURE COVERED BY THIS SERVICE LIFE POLICY AND TO WHICH SUCH NON-PERFORMANCE IS RELATED, LESS THE AMOUNT THAT THE BUYER OTHERWISE WOULD HAVE BEEN REQUIRED TO PAY UNDER THIS CLAUSE 12.2 IN RESPECT OF SUCH CORRECTED OR REPLACEMENT ITEM. WITHOUT LIMITING THE EXCLUSIVITY OF WARRANTIES AND GENERAL LIMITATIONS OF LIABILITY PROVISIONS SET FORTH IN CLAUSE 12.5, THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL CLAIMS TO ANY FURTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING LOSS OF PROFITS AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES, ARISING UNDER OR BY VIRTUE OF THIS SERVICE LIFE POLICY.

12.3	Supplier Warranties and Service Life Policies

Prior to or at Delivery of the first Aircraft, the Seller will provide the Buyer, in accordance with the provisions of Clause 17, with the warranties and, where applicable, service life policies that the Seller has obtained for Supplier Parts pursuant to the Supplier Product Support Agreements.

12.3.1	Definitions

12.3.1.1	“Supplier” means any supplier of Supplier Parts.

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

12.3.1.2	“Supplier Part” means any component, equipment, accessory or part installed in an Aircraft at the time of Delivery thereof and for which there exists a Supplier Product Support Agreement. For the sake of clarity, Propulsion Systems and Buyer Furnished Equipment and other equipment selected by the Buyer to be supplied by suppliers with whom the Seller has no existing enforceable warranty agreements are not Supplier Parts.

12.3.1.3	“Supplier Product Support Agreements” means agreements between the Seller and Suppliers, as described in Clause 17.1.2, containing enforceable and transferable warranties and, in the case of landing gear suppliers, service life policies for selected structural landing gear elements.

12.3.2	Supplier’s Default

12.3.2.1	In the event of any Supplier, under any standard warranty obtained by the Seller pursuant to Clause 12.3.1, defaulting in the performance of any material obligation with respect thereto and subject to (i) the Buyer using its best efforts to enforce its rights under such Supplier Service Life Policy and (ii) the Buyer submitting in reasonable time to the Seller reasonable evidence that such default has occurred, then Clause 12.1 will apply to the extent (i) the same would have been applicable had such Supplier Part been a Warranted Part, and (ii) the Seller can reasonably perform said Supplier’s obligations,, except that the Supplier’s warranty period as indicated in the Supplier Product Support Agreement will apply.

12.3.2.2	In the event of any Supplier, under any Supplier Service Life Policy obtained by the Seller pursuant to Clause 12.3.1, defaulting in the performance of any material obligation with respect thereto and subject to (i) the Buyer using its best efforts to enforce its rights under such Supplier Service Life Policy and (ii) the Buyer submitting in reasonable time to the Seller reasonable evidence that such default has occurred, then Clause 12.2 will apply to the extent (i) the same would have been applicable had such Supplier Item been listed in Exhibit F, Seller Service Life Policy, and (ii) the Seller can reasonably perform said Supplier’s obligations, except that the Supplier’s Service Life Policy period as indicated in the Supplier Product Support Agreement will apply.

12.3.2.3	At the Seller’s request, the Buyer will assign to the Seller, and the Seller will be subrogated to, all of the Buyer’s rights against the relevant Supplier with respect to and arising by reason of such default and will provide reasonable assistance to enable the Seller to enforce the rights so assigned.

12.4	Interface Commitment

12.4.1	Interface Problem

If the Buyer experiences any technical problem in the operation of an Aircraft or its systems due to a malfunction, the cause of which, after due and reasonable investigation, is not readily identifiable by the Buyer but which the Buyer reasonably believes to be attributable to the design characteristics of one or more components of the Aircraft (“Interface Problem”), the Seller will, if so requested by the Buyer, and without additional charge to the Buyer except for transportation of the Seller’s or its designee’s personnel to the Buyer’s facilities, promptly conduct or have conducted an investigation and analysis of such problem to determine, if possible, the cause or causes of the problem and to recommend such corrective action as may be feasible. The Buyer will furnish to the Seller all data and information in the Buyer’s possession relevant to the Interface Problem and will cooperate with the Seller in the conduct of the Seller’s investigations and such tests as may be required.

At the conclusion of such investigation, the Seller will promptly advise the Buyer in writing of the Seller’s opinion as to the cause or causes of the Interface Problem and the Seller’s recommendations as to corrective action.

12.4.2	Seller’s Responsibility

If the Seller determines that the Interface Problem is primarily attributable to the design of a Warranted Part, the Seller will, if so requested by the Buyer and pursuant to the terms and conditions of Clause 12.1, correct the design of such Warranted Part to the extent of the Seller’s obligation as defined in Clause 12.1.

12.4.3	Supplier’s Responsibility

If the Seller determines that the Interface Problem is primarily attributable to the design of any Supplier Part, the Seller will, if so requested by the Buyer, reasonably assist the Buyer in processing any warranty claim the Buyer may have against the Supplier.

12.4.4	Joint Responsibility

If the Seller determines that the Interface Problem is attributable partially to the design of a Warranted Part and partially to the design of any Supplier Part, the Seller will, if so requested by the Buyer, seek a solution to the Interface Problem through cooperative efforts of the Seller and any Supplier involved.

The Seller will promptly advise the Buyer of such corrective action as may be proposed by the Seller and any such Supplier. Such proposal will be consistent with any then existing obligations of the Seller hereunder and of any such Supplier towards the Buyer. Such corrective action, unless reasonably rejected by the Buyer, will constitute full satisfaction of any claim the Buyer may have against either the Seller or any such Supplier with respect to such Interface Problem.

12.4.5	General

12.4.5.1	All requests under this Clause 12.4 will be directed to both the Seller and the affected Supplier.

12.4.5.2	Except as specifically set forth in this Clause 12.4, this Clause will not be deemed to impose on the Seller any obligations not expressly set forth elsewhere in this Agreement.

12.4.5.3	All reports, recommendations, data and other documents furnished by the Seller to the Buyer pursuant to this Clause 12.4 will be deemed to be delivered under this Agreement and will be subject to the terms, covenants and conditions set forth in this Clause 12 and in Clause 22.11.

12.5	Exclusivity of Warranties

THIS CLAUSE 12 SETS FORTH THE EXCLUSIVE WARRANTIES, EXCLUSIVE LIABILITIES AND EXCLUSIVE OBLIGATIONS OF THE SELLER, AND THE EXCLUSIVE REMEDIES AVAILABLE TO THE BUYER, WHETHER UNDER THIS AGREEMENT OR OTHERWISE, ARISING FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE, DATA OR SERVICE DELIVERED BY THE SELLER UNDER THIS AGREEMENT.

THE BUYER RECOGNIZES THAT THE RIGHTS, WARRANTIES AND REMEDIES IN THIS CLAUSE 12 ARE ADEQUATE AND SUFFICIENT TO PROTECT THE BUYER FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN THE GOODS AND SERVICES SUPPLIED UNDER THIS AGREEMENT. THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES OF THE SELLER AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, WHETHER EXPRESS OR IMPLIED BY CONTRACT, TORT, OR STATUTORY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMITY OR DEFECT OR PROBLEM OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE, DATA OR SERVICE DELIVERED BY THE SELLER UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO:

(1)	ANY IMPLIED WARRANTY OF MERCHANTABILITY AND/OR FITNESS FOR ANY GENERAL OR PARTICULAR PURPOSE;

(2)	ANY IMPLIED OR EXPRESS WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

(3)	ANY RIGHT, CLAIM OR REMEDY FOR BREACH OF CONTRACT;

(4)	ANY RIGHT, CLAIM OR REMEDY FOR TORT, UNDER ANY THEORY OF LIABILITY, HOWEVER ALLEGED, INCLUDING,

BUT NOT LIMITED TO, ACTIONS AND/OR CLAIMS FOR NEGLIGENCE, GROSS NEGLIGENCE, INTENTIONAL ACTS, WILLFUL DISREGARD, IMPLIED WARRANTY, PRODUCT LIABILITY, STRICT LIABILITY OR FAILURE TO WARN;

(5)	ANY RIGHT, CLAIM OR REMEDY ARISING UNDER THE UNIFORM COMMERCIAL CODE OR ANY OTHER STATE OR FEDERAL STATUTE;

(6)	ANY RIGHT, CLAIM OR REMEDY ARISING UNDER ANY REGULATIONS OR STANDARDS IMPOSED BY ANY INTERNATIONAL, NATIONAL, STATE OR LOCAL STATUTE OR AGENCY;

(7)	ANY RIGHT, CLAIM OR REMEDY TO RECOVER OR BE COMPENSATED FOR:

(a)	LOSS OF USE OR REPLACEMENT OF ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THIS AGREEMENT;

(b)	LOSS OF, OR DAMAGE OF ANY KIND TO, ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THIS AGREEMENT;

(c)	LOSS OF PROFITS AND/OR REVENUES;

(d)	ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGE.

THE WARRANTIES AND SERVICE LIFE POLICY PROVIDED BY THIS AGREEMENT WILL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER AND THE BUYER. IN THE EVENT THAT ANY PROVISION OF THIS CLAUSE 12 SHOULD FOR ANY REASON BE HELD UNLAWFUL, OR OTHERWISE UNENFORCEABLE, THE REMAINDER OF THIS CLAUSE 12 WILL REMAIN IN FULL FORCE AND EFFECT.

FOR THE PURPOSES OF THIS CLAUSE 12.5, THE “SELLER” SHALL BE UNDERSTOOD TO INCLUDE THE SELLER, ANY OF ITS SUPPLIERS, SUBCONTRACTORS, AND AFFILIATES AND ANY OF THEIR RESPECTIVE INSURERS.

12.6	Duplicate Remedies

The remedies provided to the Buyer under Clause 12.1 and Clause 12.2 as to any defect in respect of the Aircraft or any part thereof are mutually exclusive and not cumulative. The Buyer will be entitled to the remedy that provides the maximum benefit to it, as the Buyer may elect, pursuant to the terms and conditions of this Clause 12 for any particular defect for which remedies are provided under this Clause 12; provided, however, that the Buyer will not be entitled to elect a remedy under both Clause 12.1 and Clause 12.2 for the same defect. The Buyer’s rights and remedies herein for the nonperformance of any obligations or liabilities of the Seller arising under these warranties will be in monetary damages limited to the amount the Buyer expends in procuring a correction or replacement for any covered part subject to a defect or nonperformance covered by this Clause 12, and the Buyer will not have any right to require specific performance by the Seller.

12.7	Negotiated Agreement

The Buyer specifically recognizes that:

(i)	the Specification has been agreed upon after careful consideration by the Buyer using its judgment as a professional operator of aircraft used in public transportation and as such is a professional within the same industry as the Seller;

(ii)	this Agreement, and in particular this Clause 12, has been the subject of discussion and negotiation and is fully understood by the Buyer; and

(iii)	the price of the Aircraft and the other mutual agreements of the Buyer set forth in this Agreement were arrived at in consideration of, inter alia, the provisions of this Clause 12, specifically including the waiver, release and renunciation by the Buyer set forth in Clause 12.5.

12.8	Disclosure to Third Party Entity

In the event of the Buyer intending to designate a third party entity (a “Third Party Entity”) to administrate this Clause 12, the Buyer will notify the Seller of such intention prior to any disclosure of this Clause to the selected Third Party Entity and will cause such Third Party Entity to enter into a confidentiality agreement and or any other relevant documentation with the Seller solely for the purpose of administrating this Clause 12.

12.9	Transferability

Without prejudice to Clause 21.1, the Buyer’s rights under this Clause 12 may not be assigned, sold, transferred, novated or otherwise alienated by operation of law or otherwise, without the Seller’s prior written consent, which will not be unreasonably withheld.

Any transfer in violation of this Clause 12.9 will, as to the particular Aircraft involved, void the rights and warranties of the Buyer under this Clause 12 and any and all other warranties that might arise under or be implied in law.

13	PATENT AND COPYRIGHT INDEMNITY

13.1	Indemnity

13.1.1	Subject to the provisions of Clause 13.2.3, the Seller will indemnify the Buyer from and against any damages, costs and/or expenses including legal costs (excluding damages, costs, expenses, loss of profits and other liabilities in respect of or resulting from loss of use of the Aircraft) resulting from any infringement or claim of infringement by the Airframe (or any part or software installed therein at Delivery) of:

(i)	any British, French, German, Spanish or U.S. patent;

and

(ii)	any patent issued under the laws of any other country in which the Buyer may lawfully operate the Aircraft, provided that :

(1)	from the time of design of such Airframe, accessory, equipment and/or part and until infringement claims are resolved, such country and the flag country of the Aircraft are each a party to the Chicago Convention on International Civil Aviation of December 7, 1944, and are each fully entitled to all benefits of Article 27 thereof, or in the alternative,

(2)	from such time of design and until infringement claims are resolved, such country and the flag country of the Aircraft are each a party to the International Convention for the Protection of Industrial Property of March 20, 1883 (“Paris Convention”);

and

(iii)	in respect of computer software installed on the Aircraft, any copyright, provided that the Seller’s obligation to indemnify will be limited to infringements in countries which, at the time of infringement, are members of The Berne Union and recognize computer software as a “work” under the Berne Convention.

13.1.2	Clause 13.1.1 will not apply to

(i)	Buyer Furnished Equipment or Propulsion Systems; or

(ii)	parts not the subject of a Supplier Product Support Agreement ; or

(iii)	software not developed or created by the Seller.

13.1.3	In the event that the Buyer, due to circumstances contemplated in Clause 13.1.1, is prevented from using the Aircraft (whether by a valid judgment of a court of competent jurisdiction or by a settlement arrived at between claimant, Seller and Buyer), the Seller will at its discretion and expense either:

(i)	procure for the Buyer the right to use the Aircraft to the Buyer; or

(ii)	replace the infringing part of the Aircraft as soon as possible with a non-infringing substitute complying in all other respects with the requirements of this Agreement.

13.2	Administration of Patent and Copyright Indemnity Claims

13.2.1	If the Buyer receives a written claim or a suit is threatened or commenced against the Buyer for infringement of a patent or copyright referred to in Clause 13.1, the Buyer will:

(i)	forthwith notify the Seller giving particulars thereof;

(ii)	furnish to the Seller all data, papers and records within the Buyer’s control or possession relating to such patent or claim;

(iii)	refrain from admitting any liability or making any payment or assuming any expenses, damages, costs or royalties or otherwise acting in a manner prejudicial to the defense or denial of such suit or claim provided always that nothing in this sub-Clause (iii) will prevent the Buyer from paying such sums as may be required in order to obtain the release of the Aircraft, provided such payment is accompanied by a denial of liability and is made without prejudice;

(iv)	fully co-operate with, and render all such assistance to, the Seller as may be pertinent to the defense or denial of the suit or claim;

(v)	act in such a way as to mitigate damages, costs and expenses and / or reduce the amount of royalties which may be payable.

13.2.2	The Seller will be entitled either in its own name or on behalf of the Buyer to conduct negotiations with the party or parties alleging infringement and may assume and conduct the defense or settlement of any suit or claim in the manner which, in the Seller’s opinion, it deems proper.

13.2.3	The Seller’s liability hereunder will be conditional upon the strict and timely compliance by the Buyer with the terms of this Clause and is in lieu of any other liability to the Buyer express or implied which the Seller might incur at law as a result of any infringement or claim of infringement of any patent or copyright.

THE INDEMNITY PROVIDED IN THIS CLAUSE 13 AND THE OBLIGATIONS AND LIABILITIES OF THE SELLER UNDER THIS CLAUSE 13 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER INDEMNITIES, WARRANTIES, OBLIGATIONS, GUARANTEES AND

LIABILITIES ON THE PART OF THE SELLER AND RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE (INCLUDING WITHOUT LIMITATION ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY ARISING FROM OR WITH RESPECT TO LOSS OF USE OR REVENUE OR CONSEQUENTIAL DAMAGES), WITH RESPECT TO ANY ACTUAL OR ALLEGED PATENT INFRINGEMENT OR THE LIKE BY ANY AIRFRAME, PART OR SOFTWARE OR ANY INTELLECTUAL PROPERTY INSTALLED THEREIN AT DELIVERY, OR THE USE OR SALE THEREOF, PROVIDED THAT, IN THE EVENT THAT ANY OF THE AFORESAID PROVISIONS SHOULD FOR ANY REASON BE HELD UNLAWFUL OR OTHERWISE INEFFECTIVE, THE REMAINDER OF THIS CLAUSE WILL REMAIN IN FULL FORCE AND EFFECT. THIS INDEMNITY AGAINST PATENT AND COPYRIGHT INFRINGEMENTS WILL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER AND THE BUYER.

14	TECHNICAL DATA AND SOFTWARE SERVICES

14.1	Scope

This Clause 14 covers the terms and conditions for the supply of technical data (“hereinafter “Technical Data”) and software services described hereunder (hereinafter “Software Services”) to support the Aircraft operation.

14.1.1	The Technical Data will be supplied in the English language using the aeronautical terminology in common use.

14.1.2	Range, form, type, format, quantity and delivery schedule of the Technical Data to be provided under this Agreement are outlined in Exhibit G hereto.

14.2	Aircraft Identification for Technical Data

14.2.1	For those Technical Data that are customized to the Buyer’s Aircraft, the Buyer agrees to the allocation of fleet serial numbers (“Fleet Serial Numbers”) in the form of block of numbers selected in the range from 001 to 999.

14.2.2	The sequence will not be interrupted unless two (2) different Propulsion Systems or two (2) different models of Aircraft are selected.

14.2.3	The Buyer will indicate to the Seller the Fleet Serial Number allocated to each Aircraft corresponding to the delivery schedule set forth in Clause 9.1 no later than [***] before the Scheduled Delivery Month of the first Aircraft. Neither the designation of such Fleet Serial Numbers nor the subsequent allocation of the Fleet Serial Numbers to Manufacturer Serial Numbers for the purpose of producing certain customized Technical Data will constitute any property, insurable or other interest of the Buyer in any Aircraft prior to the Delivery of such Aircraft as provided for in this Agreement.

The customized Technical Data that are affected thereby are the following:

•	Aircraft Maintenance Manual,

•	Illustrated Parts Catalogue,

•	Trouble Shooting Manual,

•	Aircraft Wiring Manual,

•	Aircraft Schematics Manual,

•	Aircraft Wiring Lists.

14.3	Integration of Equipment Data

14.3.1	Supplier Equipment

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Information, including revisions, relating to Supplier equipment that is installed on the Aircraft at Delivery, or through Airbus Service Bulletins thereafter, will be introduced into the customized Technical Data to the extent necessary for understanding of the affected systems, at no additional charge to the Buyer.

14.3.2	Buyer Furnished Equipment

14.3.2.1	The Seller will introduce Buyer Furnished Equipment data for Buyer Furnished Equipment that is installed on the Aircraft by the Seller (hereinafter “BFE Data”) into the customized Technical Data, [***] for the initial issue of the Technical Data provided at or before Delivery of the first Aircraft, provided such BFE Data is provided in accordance with the conditions set forth in Clauses 14.3.2.2 through 14.3.2.6.

14.3.2.2	The Buyer will supply the BFE Data to the Seller at least six (6) months prior to the Scheduled Delivery Month of the first Aircraft.

14.3.2.3	The Buyer will supply the BFE Data to the Seller in English and in compliance with the then applicable revision of ATA iSpecification 2200 (iSpec 2200), Information Standards for Aviation Maintenance.

14.3.2.4	The Buyer and the Seller will agree on the requirements for the provision to the Seller of BFE Data for “on-aircraft maintenance”, such as but not limited to timeframe, media and format in which the BFE Data will be supplied to the Seller, in order to manage the BFE Data integration process in an efficient, expeditious and economic manner.

14.3.2.5	The BFE Data will be delivered in digital format (SGML) and/or in Portable Document Format (PDF), as agreed between the Buyer and the Seller.

14.3.2.6	All costs related to the delivery to the Seller of the applicable BFE Data will be borne by the Buyer.

14.4	Supply

14.4.1	Technical Data will be supplied on-line and/or off-line, as set forth in Exhibit G hereto.

14.4.2	The Buyer will not receive any credit or compensation for any unused or only partially used Technical Data supplied pursuant to this Clause 14.

14.4.3	Delivery

14.4.3.1	For Technical Data provided off-line, such Technical Data and corresponding revisions will be sent to up to two (2) addresses as indicated by the Buyer.

14.4.3.2	Technical Data provided off-line will be delivered by the Seller at the Buyer’s named place of destination under DAP conditions. The term Delivery At Place (“DAP”) is defined by publication n° 715 of Incoterms 2010 published by the International Chamber of Commerce in January 2011.

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

14.4.3.3	The Technical Data will be delivered according to a mutually agreed schedule to correspond with the Deliveries of Aircraft. The Buyer will provide no less than [***] notice when requesting a change to such delivery schedule.

14.4.4	It will be the responsibility of the Buyer to coordinate and satisfy local Aviation Authorities’ requirements with respect to Technical Data. Reasonable quantities of such Technical Data will be supplied by the Seller at no charge to the Buyer at the Buyer’s named place of destination.

Notwithstanding the foregoing, and in agreement with the relevant Aviation Authorities, preference will be given to the on-line access to such Buyer’s Technical Data through the Airbus customer portal “AirbusWorld”.

14.5	Revision Service

For each firmly ordered Aircraft covered under this Agreement, revision service for the Technical Data will be provided [***] for a period of [***] (each a “Revision Service Period”).

Thereafter revision service will be provided in accordance with the terms and conditions set forth in the Seller’s then current Customer Services Catalog.

14.6	Service Bulletins (SB) Incorporation

During Revision Service Period and upon the Buyer’s request, which will be made within two years after issuance of the applicable Service Bulletin, Seller Service Bulletin information will be incorporated into the Technical Data, provided that the Buyer notifies the Seller through the relevant AirbusWorld on-line Service Bulletin Reporting application that it intends to accomplish such Service Bulletin. The split effectivity for the corresponding Service Bulletin will remain in the Technical Data until notification from the Buyer that embodiment has been completed on all of the Buyer’s Aircraft. The foregoing is applicable for Technical Data relating to maintenance only. For operational Technical Data either the pre or post Service Bulletin status will be shown.

14.7	Technical Data Familiarization

Upon request by the Buyer, the Seller will provide up to one (1) week of Technical Data familiarization training at the Seller’s or the Buyer’s facilities. The basic familiarization course is tailored for maintenance and engineering personnel.

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

14.8	Customer Originated Changes (COC)

If the Buyer wishes to introduce Buyer originated data (hereinafter “COC Data”) into any of the customized Technical Data that are identified as eligible for such incorporation in the Seller’s then current Customer Services Catalog, the Buyer will notify the Seller of such intention.

The incorporation of any COC Data will be performed under the methods and tools for achieving such introduction and the conditions specified in the Seller’s then current Customer Services Catalog.

14.9	AirN@v Family products

14.9.1	The Technical Data listed herebelow are provided on DVD and include integrated software (hereinafter together referred to as “AirN@v Family”).

14.9.2	The AirN@v Family covers several Technical Data domains, reflected by the following AirN@v Family products:

•	AirN@v / Maintenance,

•	AirN@v / Planning,

•	AirN@v / Repair,

•	AirN@v / Workshop,

•	AirN@v / Associated Data,

•	AirN@v / Engineering.

14.9.3	Further details on the Technical Data included in such products are set forth in Exhibit G.

14.9.4	The licensing conditions for the use of AirN@v Family integrated software will be as set forth in a separate agreement (the “End-User License Agreement for Airbus Software”) to be executed by the parties prior to Delivery of the first Aircraft.

14.9.5	The revision service and the license to use AirN@v Family products will be granted [***] for the duration of the corresponding Revision Service Period. At the end of such Revision Service Period, the yearly revision service for AirN@v Family products and the associated license fee will be provided to the Buyer under the commercial conditions set forth in the Seller’s then current Customer Services Catalog.

14.10	On-Line Technical Data

14.10.1	The Technical Data defined in Exhibit G as being provided on-line will be made available to the Buyer through the Airbus customer portal AirbusWorld (“AirbusWorld”), as set forth in a separate agreement to be executed by the parties prior to Delivery of the first Aircraft.

14.10.2	Such provision will be at no cost for the duration of the corresponding Revision Service Period.

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

14.10.3	Access to AirbusWorld will be subject to the “General Terms and Conditions of Access to and Use of AirbusWorld” (hereinafter the “GTC”), as set forth in a separate agreement to be executed by the parties prior to Delivery of the first Aircraft.

14.10.4	The list of the Technical Data provided on-line may be extended from time to time.

For any Technical Data which is or becomes available on-line, the Seller reserves the right to eliminate other formats for the concerned Technical Data.

14.10.5	Access to AirbusWorld will be granted [***] for the Technical Data related to the Aircraft which will be operated by the Buyer.

14.10.6	For the sake of clarification, Technical Data accessed through AirbusWorld – which access will be covered by the terms and conditions set forth in the GTC – will remain subject to the conditions of this Clause 14.

In addition, should AirbusWorld provide access to Technical Data in software format, the use of such software will be subject to the conditions of the End-User Agreement for Airbus Software.

14.11	Waiver, Release and Renunciation

The Seller warrants that the Technical Data are prepared in accordance with the state of art at the date of their development. Should any Technical Data prepared by the Seller contain a non-conformity or defect, the sole and exclusive liability of the Seller will be to take all reasonable and proper steps to correct such Technical Data. Irrespective of any other provisions herein, no warranties of any kind will be given for the Customer Originated Changes, as set forth in Clause 14.8.

THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER (AS DEFINED BELOW FOR THE PURPOSES OF THIS CLAUSE) AND REMEDIES OF THE BUYER SET FORTH IN THIS CLAUSE 14 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, EXPRESS OR IMPLIED, ARISING BY LAW, CONTRACT OR OTHERWISE, WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT OF ANY KIND, IN ANY TECHNICAL DATA OR SERVICES DELIVERED UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO:

A.	ANY WARRANTY AGAINST HIDDEN DEFECTS;

B.	ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

C.	ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OR TRADE;

D.	ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY, WHETHER IN CONTRACT OR IN TORT, WHETHER OR NOT ARISING FROM THE SELLER’S NEGLIGENCE, ACTUAL OR IMPUTED; AND

E.	ANY OBLIGATION, LIABILITY, RIGHT, CLAIM, OR REMEDY FOR LOSS OF OR DAMAGE TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE, DATA OR SERVICES DELIVERED UNDER THIS AGREEMENT, FOR LOSS OF USE, REVENUE OR PROFIT, OR FOR ANY OTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES;

PROVIDED THAT, IN THE EVENT THAT ANY OF THE AFORESAID PROVISIONS SHOULD FOR ANY REASON BE HELD UNLAWFUL OR OTHERWISE INEFFECTIVE, THE REMAINDER OF THIS AGREEMENT WILL REMAIN IN FULL FORCE AND EFFECT.

FOR THE PURPOSES OF THIS CLAUSE 14, THE “SELLER” WILL BE UNDERSTOOD TO INCLUDE THE SELLER, ANY OF ITS SUPPLIERS AND SUBCONTRACTORS, ITS AFFILIATES AND ANY OF THEIR RESPECTIVE INSURERS.

14.12	Proprietary Rights

14.12.1	All proprietary rights relating to Technical Data, including but not limited to patent, design and copyrights, will remain with the Seller and/or its Affiliates, as the case may be.

These proprietary rights will also apply to any translation into a language or languages or media that may have been performed or caused to be performed by the Buyer.

14.12.2	Whenever this Agreement and/or any Technical Data provides for manufacturing by the Buyer, the consent given by the Seller will not be construed as any express or implicit endorsement or approval whatsoever of the Buyer or of the manufactured products. The supply of the Technical Data will not be construed as any further right for the Buyer to design or manufacture any Aircraft or part thereof, including any spare part.

14.13	Performance Engineer’s Program

14.13.1	In addition to the Technical Data provided under Clause 14, the Seller will provide to the Buyer Software Services, which will consist of the Performance Engineer’s Programs (“PEP”) for the Aircraft type covered under this Agreement. Such PEP is composed of software components and databases, and its use is subject to the license conditions set forth in the End-User License Agreement for Airbus Software.

14.13.2	Use of the PEP will be limited to one (1) copy to be used on the Buyer’s computers for the purpose of computing performance engineering data. The PEP is intended for use on ground only and will not be placed or installed on board the Aircraft.

14.13.3	The license to use the PEP and the revision service will be provided [***] for the duration of the corresponding Revision Service Period as set forth in Clause 14.5.

14.13.4	At the end of such PEP Revision Service Period, the PEP will be provided to the Buyer at the standard commercial conditions set forth in the Seller’s then current Customer Services Catalog.

14.14	Future Developments

The Seller continuously monitors technological developments and applies them to Technical Data, document and information systems’ functionalities, production and methods of transmission.

The Seller will implement and the Buyer will accept such new developments, it being understood that the Buyer will be informed in due time by the Seller of such new developments and their application and of the date by which the same will be implemented by the Seller.

14.15	Confidentiality

14.15.1	This Clause, the Technical Data, the Software Services and their content are designated as confidential. All such Technical Data and Software Services are provided to the Buyer for the sole use of the Buyer who undertakes not to disclose the contents thereof to any third party without the prior written consent of the Seller, except as permitted therein or pursuant to any government or legal requirement imposed upon the Buyer.

14.15.2	If the Seller authorizes the disclosure of this Clause or of any Technical Data or Software Services to third parties either under this Agreement or by an express prior written authorization and specifically, where the Buyer intends to designate a maintenance and repair organization or a third party to perform the maintenance of the Aircraft or to perform data processing on its behalf (each a “Third Party”), the Buyer will notify the Seller of such intention prior to any disclosure of this Clause and/or the Technical Data and/or the Software Services to such Third Party.

The Buyer hereby undertakes to cause such Third Party to agree to be bound by the conditions and restrictions set forth in this Clause 14 with respect to the disclosed Clause, Technical Data or Software Services and will in particular cause such Third Party to enter into a confidentiality agreement with the Seller and appropriate licensing conditions, and to commit to use the Technical Data solely for the purpose of maintaining the Buyer’s Aircraft and the Software Services exclusively for processing the Buyer’s data.

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

14.16	Transferability

Without prejudice to Clause 21.1, the Buyer’s rights under this Clause 14 may not be assigned, sold, transferred, novated or otherwise alienated by operation of law or otherwise, without the Seller’s prior written consent.

Any transfer in violation of this Clause 14.16 will, as to the particular Aircraft involved, void the rights and warranties of the Buyer under this Clause 14 and any and all other warranties that might arise under or be implied in law.

15	SELLER REPRESENTATIVE SERVICES

The Seller will provide [***] to the Buyer the services described in this Clause 15, at the Buyer’s main base or at other locations to be mutually agreed.

15.1	Customer Support Representative(s)

15.1.1	The Seller will provide [***] to the Buyer the services of Seller customer support representative(s), as defined in Appendix A to this Clause 15 (each a “Seller Representative”), at the Buyer’s main base or such other locations as the parties may agree.

15.1.2	In providing the services as described hereabove, any Seller Representatives, or any Seller employee(s) providing services to the Buyer hereunder, are deemed to be acting in an advisory capacity only and at no time will they be deemed to be acting as Buyer’s employees, contractors or agents, either directly or indirectly.

15.1.3	The Seller will provide to the Buyer an annual written accounting of the consumed man-months and any remaining man-month balance from the allowance defined in Appendix A to this Clause 15. Such accounting will be deemed final and accepted by the Buyer unless the Seller receives written objection from the Buyer within thirty (30) calendar days of receipt of such accounting.

15.1.4	In the event of a need for Aircraft On Ground (“AOG”) technical assistance after the end of the assignment referred to in Appendix A to this Clause 15, the Buyer will have non-exclusive access to:

(a)	AIRTAC (Airbus Technical AOG Center);

(b)	The Seller Representative network closest to the Buyer’s main base. A list of contacts of the Seller Representatives closest to the Buyer’s main base will be provided to the Buyer.

As a matter of reciprocity, the Buyer agrees that Seller Representative(s) may provide services to other airlines during any assignment with the Buyer.

15.1.5	Should the Buyer request Seller Representative services exceeding the allocation specified in Appendix A to this Clause 15, the Seller may provide such additional services subject to terms and conditions to be mutually agreed.

15.1.6	The Seller will cause similar services to be provided by representatives of the Propulsion Systems Manufacturer and Suppliers, when necessary and applicable.

15.2	Buyer’s Support

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

15.2.1	From the date of arrival of the first Seller Representative and for the duration of the assignment, the Buyer will provide free of charge a suitable, lockable office, conveniently located with respect to the Buyer’s maintenance facilities, with complete office furniture and equipment including telephone, internet, email and facsimile connections for the sole use of the Seller Representative(s). All related communication costs will be borne by the Seller upon receipt by the Seller of all relevant justifications; however the Buyer will not impose on the Seller any charges other than the direct cost of such communications.

15.2.2	The Buyer will [***].

15.2.3	The Buyer will also [***].

15.2.4	[***].

15.2.5	Absence of an assigned Seller Representative during normal statutory vacation periods will be covered by other seller representatives on the same conditions as those described in Clause 15.1.4, and such services will be counted against the total allocation provided in Appendix A hereto.

15.2.6	The Buyer will assist the Seller in obtaining from the civil authorities of the Buyer’s country those documents that are necessary to permit the Seller Representative to live and work in the Buyer’s country. Failure of the Seller to obtain the necessary documents will relieve the Seller of any obligation to the Buyer under the provisions of Clause 15.1.

15.2.7	The Buyer will reimburse to the Seller charges, taxes, duties, imposts or levies of any kind whatsoever, imposed by the authorities of the Buyer’s country upon:

•	the entry into or exit from the Buyer’s country of the Seller Representatives and their families,

•	the entry into or the exit from the Buyer’s country of the Seller Representatives and their families’ personal property,

•	the entry into or the exit from the Buyer’s country of the Seller’s property, for the purpose of providing the Seller Representatives services.

15.3	Withdrawal of the Seller Representative

The Seller will have the right to withdraw its assigned Seller Representatives as it sees fit if conditions arise, which are in the Seller’s opinion dangerous to their safety or health or prevent them from fulfilling their contractual tasks.

15.4	Indemnities

INDEMNIFICATION PROVISIONS APPLICABLE TO THIS CLAUSE 15 ARE SET FORTH IN CLAUSE 19.

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

APPENDIX A TO CLAUSE 15

SELLER REPRESENTATIVE ALLOCATION

The Seller Representative allocation provided to the Buyer pursuant to Clause 15.1 is defined hereunder.

1	The Seller will provide to the Buyer Seller Representative services at the Buyer’s main base or at other locations to be mutually agreed, for:

[***].

2	For the sake of clarification, such Seller Representatives’ services will include initial Aircraft Entry Into Service (EIS) assistance and sustaining support services.

3	The number of the Seller Representatives assigned to the Buyer at any one time will be mutually agreed, but will at no time exceed three (3) Seller Representatives.

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

16	TRAINING SUPPORT AND SERVICES

16.1	General

16.1.1	This Clause 16 sets forth the terms and conditions for the supply of training support and services for the Buyer’s personnel to support the Aircraft operation.

16.1.2	The range, quantity and validity of training to be provided [***] under this Agreement are covered in Appendix A to this Clause 16.

16.1.3	Scheduling of training courses covered in Appendix A will be mutually agreed during a training conference (the “Training Conference”) that will be held no later than nine (9) months prior to Delivery of the first Aircraft.

16.2	Training Location

16.2.1	The Seller will provide training at its training center in Blagnac, France, and/or in Hamburg, Germany, or will designate an affiliated training center in Miami, U.S.A., or Beijing, China (individually a “Seller’s Training Center” and collectively the “Seller’s Training Centers”).

16.2.2	If the unavailability of facilities or scheduling difficulties make training by the Seller at any Seller’s Training Center impractical, the Seller will ensure that the Buyer is provided with such training at another location designated by the Seller.

16.2.3.1	Upon the Buyer’s request, the Seller may also provide certain training at a location other than the Seller’s Training Centers, including one of the Buyer’s bases, if and when practicable for the Seller, under terms and conditions to be mutually agreed upon. In such event, all additional charges listed in Clauses 16.5.2 and 16.5.3 will be borne by the Buyer.

16.2.3.2	If the Buyer requests training at a location as indicated in Clause 16.2.3.1 and requires such training to be an Airbus approved course, the Buyer undertakes that the training facilities will be approved prior to the performance of such training. The Buyer will, as necessary and with adequate time prior to the performance of such training, provide access to the training facilities set forth in Clause 16.2.3.1 to the Seller’s and the competent Aviation Authority’s representatives for approval of such facilities.

16.3	Training Courses

16.3.1	Training courses will be as described in the Seller’s customer services catalog (the “Seller’s Customer Services Catalog”). The Seller’s Customer Services Catalog also sets forth the minimum and maximum number of trainees per course.

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

All training requests or training course changes made outside of the scope of the Training Conference will be submitted by the Buyer with a minimum of three (3) months prior notice.

16.3.2	The following terms and conditions will apply to training performed by the Seller:

(i)	Training courses will be the Seller’s standard courses as described in the Seller’s Customer Services Catalog valid at the time of execution of the course. The Seller will be responsible for all training course syllabi, training aids and training equipment necessary for the organization of the training courses. For the avoidance of doubt, such training equipment does not include provision of aircraft for the purpose of performing training,.

(ii)	The training equipment and the training curricula used for the training of flight, cabin and maintenance personnel will not be fully customized but will be configured in order to obtain the relevant Aviation Authority’s approval and to support the Seller’s training programs.

(iii)	Training data and documentation for trainees receiving the training at the Seller’s Training Centers will be provided free of charge. Training data and documentation will be marked “FOR TRAINING ONLY” and as such are supplied for the sole and express purpose of training; training data and documentation will not be revised.

16.3.3	When the Seller’s training courses are provided by the Seller’s instructors (individually an “Instructor” and collectively “Instructors”) the Seller will deliver a Certificate of Recognition or a Certificate of Course Completion (each a “Certificate”) or an attestation (an “Attestation”), as applicable, at the end of any such training course. Any such Certificate or Attestation will not represent authority or qualification by any Aviation Authority but may be presented to such Aviation Authority in order to obtain relevant formal qualification.

In the event of training courses being provided by a training provider selected by the Seller as set forth in Clause 16.2.2, the Seller will cause such training provider to deliver a Certificate or Attestation, which will not represent authority or qualification by any Aviation Authority, but may be presented to such Aviation Authority in order to obtain relevant formal qualification.

16.3.4.1	Should the Buyer wish to exchange any of the training courses provided under Appendix A hereto, the Buyer will place a request for exchange to this effect with the Seller. The Buyer may exchange, subject to the Seller’s confirmation, the training allowances granted under Appendix A to this Clause 16 of this Agreement as follows:

(i)	flight operations training courses as listed under Article 1 of Appendix A to this Clause 16 may be exchanged for any flight operations training courses described in the Seller’s Customer Services Catalog current at the time of the Buyer’s request;

(ii)	maintenance training courses as listed under Article 3 of Appendix A to this Clause 16 may be exchanged for any maintenance training courses described in the Seller’s Customer Services Catalog current at the time of the Buyer’s request;

(iii)	should any one of the allowances granted thereunder (flight operations or maintenance) have been fully drawn upon, the Buyer will be entitled to exchange flight operations or maintenance training courses as needed against the remaining allowances.

The exchange value will be based on the Seller’s “Training Course Exchange Matrix” applicable at the time of the request for exchange and which will be provided to the Buyer at such time.

It is understood that the above provisions will apply to the extent that training allowances granted under Appendix A to this Clause 16 remain in credit to the full extent necessary to perform the exchange.

All requests to exchange training courses will be submitted by the Buyer with a minimum of three (3) months’ prior notice. The requested training will be subject to the Seller’s then existing planning constraints.

16.3.4.2	Should the Buyer use none or only part of the training to be provided pursuant to this Clause 16, no compensation or credit of any nature will be provided.

16.3.5.1	Should the Buyer decide to cancel or reschedule a training course, fully or partially, and irrespective of the location of the training, a minimum advance notification of at least [***] calendar days prior to the relevant training course start date is required.

16.3.5.2	If the notification occurs less than [***] but more than [***] calendar days prior to such training, a cancellation fee corresponding to [***] of such training will be, as applicable, either deducted from the training allowance defined in Appendix A to this Clause 16 or invoiced at the Seller’s then applicable price.

16.3.5.3	If the notification occurs less than forty five (45) calendar days prior to such training, a cancellation fee corresponding to [***] will be, as applicable, either deducted from the training allowance defined in Appendix A to this Clause 16 or invoiced at the Seller’s then applicable price.

16.3.5.4	All courses exchanged under Clause 16.3.4.1 will remain subject to the provisions of this Clause 16.3.5.

16.4	Prerequisites and Conditions

16.4.1	Training will be conducted in English and all training aids used during such training will be written in English using common aeronautical terminology.

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

16.4.2	The Buyer hereby acknowledges that all training courses conducted pursuant to this Clause 16 are “Standard Transition Training Courses” and not “Ab Initio Training Courses”.

16.4.3	Trainees will have the prerequisite knowledge and experience specified for each course in the Seller’s Customer Services Catalog.

16.4.4.1	The Buyer will be responsible for the selection of the trainees and for any liability with respect to the entry knowledge level of the trainees.

16.4.4.2	The Seller reserves the right to verify the trainees’ proficiency and previous professional experience.

16.4.4.3	The Seller will provide to the Buyer during the Training Conference an “Airbus Pre-Training Survey” for completion by the Buyer for each trainee.

The Buyer will provide the Seller with an attendance list of the trainees for each course, with the validated qualification of each trainee, at the time of reservation of the training course and in no event any later than sixty (60) calendar days before the start of the training course. The Buyer will return concurrently thereto the completed Airbus Pre-Training Survey, detailing the trainees’ associated background. If the Seller determines through the Airbus Pre-Training Survey that a trainee does not match the prerequisites set forth in the Seller’s Customer Services Catalog, following consultation with the Buyer, such trainee will be withdrawn from the program or directed through a relevant entry level training (ELT) program, which will be at the Buyer’s expense.

16.4.4.4	If the Seller determines at any time during the training that a trainee lacks the required level, following consultation with the Buyer, such trainee will be withdrawn from the program or, upon the Buyer’s request, the Seller may be consulted to direct the above mentioned trainee(s), if possible, to any other required additional training, which will be at the Buyer’s expense.

16.4.5	The Seller will in no case warrant or otherwise be held liable for any trainee’s performance as a result of any training provided.

16.5	Logistics

16.5.1	Trainees

16.5.1.1	Living and travel expenses for the Buyer’s trainees will be borne by the Buyer.

16.5.1.2	It will be the responsibility of the Buyer to make all necessary arrangements relative to authorizations, permits and/or visas necessary for the Buyer’s trainees to attend the training courses to be provided hereunder. Rescheduling or cancellation of courses due to the Buyer’s failure to obtain any such authorizations, permits and/or visas will be subject to the provisions of Clauses 16.3.5.1 thru 16.3.5.3.

16.5.2	Training at External Location - Seller’s Instructors

16.5.2.1.1	In the event of training being provided at the Seller’s request at any location other than the Seller’s Training Centers, as provided for in Clause 16.2.2, the expenses of the Seller’s Instructors will be borne directly by the Seller.

16.5.2.1.2	In the event of training being provided by the Seller’s Instructor(s) at any location other than the Seller’s Training Centers at the Buyer’s request, the Buyer will reimburse the Seller for all the expenses related to the assignment of such Seller Instructors and the performance of their duties as aforesaid.

16.5.2.2	Living Expenses

Except as provided for in Clause 16.5.2.1.1 above, the Buyer will [***].

Such perdiem will include, but will not be limited to, lodging, food and local transportation to and from the place of lodging and the training course location.

16.5.2.3	Air Travel

Except as provided for in Clause 16.5.2.1.1 above, the Buyer will reimburse the Seller for the airfares for each Seller Instructor and/or other Seller’s personnel providing support under this Clause 16, in confirmed business class to and from the Buyer’s designated training site and the Seller’s Training Centers, as such airfares are set forth in the Seller’s Customer Services Catalog current at the time of the corresponding training or support.

16.5.2.4	Buyer’s Indemnity

Except in case of gross negligence or willful misconduct of the Seller, the Seller will not be held liable to the Buyer for any delay or cancellation in the performance of any training outside of the Seller’s Training Centers associated with any transportation described in this Clause 16.5.2, and the Buyer will indemnify and hold harmless the Seller from any such delay and/or cancellation and any consequences arising therefrom.

16.5.3	Training Material and Equipment Availability - Training at External Location

Training material and equipment necessary for course performance at any location other than the Seller’s Training Centers or the facilities of a training provider selected by the Seller will be provided by the Buyer at its own cost in accordance with the Seller’s specifications.

Notwithstanding the foregoing, should the Buyer request the performance of a course at another location as per Clause 16.2.3.1, the Seller may, upon the Buyer’s request, provide the training material and equipment necessary for such course’s performance. Such provision will be at the Buyer’s expense.

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

16.6	Flight Operations Training

The Seller will provide training for the Buyer’s flight operations personnel as further detailed in Appendix A to this Clause 16, including the courses described in this Clause 16.6.

16.6.1	Flight Crew Training Course

The Seller will perform a flight crew training course program for the Buyer’s flight crews, each of which will consist of two (2) crew members, who will be either captain(s) or first officer(s).

16.6.2	Base Flight Training

16.6.2.1	The Buyer will provide at its own cost its delivered Aircraft, or any other aircraft it operates, for any base flight training, which will consist of one (1) session per pilot, performed in accordance with the related Airbus training course definition (the “Base Flight Training”).

16.6.2.2	Should it be necessary to ferry the Buyer’s delivered Aircraft to the location where the Base Flight Training will take place, the additional flight time required for the ferry flight to and/or from the Base Flight Training field [***].

16.6.2.3	If the Base Flight Training is performed outside of the zone where the Seller usually performs such training, the ferry flight to the location where the Base Flight Training will take place will be performed by a crew composed of the Seller’s and/or the Buyer’s qualified pilots, in accordance with the relevant Aviation Authority’s regulations related to the place of performance of the Base Flight Training.

16.6.3	Flight Crew Line Initial Operating Experience

In order to assist the Buyer with initial operating experience after Delivery of the first Aircraft, the Seller will provide to the Buyer pilot Instructor(s) as set forth in Appendix A to this Clause 16.

Should the Buyer request, subject to the Seller’s consent, such Seller pilot Instructors to perform any other flight support during the flight crew line initial operating period, such as but not limited to line assistance, demonstration flight(s), ferry flight(s) or any flight(s) required by the Buyer during the period of entry into service of the Aircraft, it is understood that such flight(s) will be deducted from the flight crew line initial operating experience allowance set forth in Appendix A to this Clause 16 hereto.

It is hereby understood by the Parties that the Seller’s pilot Instructors will only perform the above flight support services to the extent they bear the relevant qualifications to do so.

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

16.6.4	Type Specific Cabin Crew Training Course

The Seller will provide type specific training for cabin crews at one of the locations defined in Clause 16.2.1.

If the Buyer’s Aircraft is to incorporate special features, the type specific cabin crew training course will be performed no earlier than two (2) weeks before the scheduled Delivery Date of the Buyer’s first Aircraft.

16.6.5	Training on Aircraft

During any and all flights performed in accordance with this Clause 16.6, the Buyer will bear full responsibility for the aircraft upon which the flight is performed, including but not limited to any required maintenance, all expenses such as fuel, oil or landing fees and the provision of insurance in line with Clause 16.13.

The Buyer will assist the Seller, if necessary, in obtaining the validation of the licenses of the Seller’s pilots performing Base Flight Training or initial operating experience by the Aviation Authority of the place of registration of the Aircraft.

16.7	Performance / Operations Courses

The Seller will provide performance/operations training for the Buyer’s personnel as defined in Appendix A to this Clause 16.

The available courses will be listed in the Seller’s Customer Services Catalog current at the time of the course.

16.8	Maintenance Training

16.8.1	The Seller will provide maintenance training for the Buyer’s ground personnel as further set forth in Appendix A to this Clause 16.

The available courses will be as listed in the Seller’s Customer Services Catalog current at the time of the course.

The practical training provided in the frame of maintenance training will be performed on the training devices in use in the Seller’s Training Centers.

16.8.2	Practical Training on Aircraft

Notwithstanding Clause 16.8.1 above, upon the Buyer’s request, the Seller may provide Instructors for the performance of practical training on aircraft (“Practical Training”).

Irrespective of the location at which the training takes place, the Buyer will provide at its own cost an aircraft for the performance of the Practical Training.

Should the Buyer require the Seller’s Instructors to provide Practical Training at facilities selected by the Buyer, such training will be subject to prior approval of the facilities by the Seller. All costs related to such Practical Training, including but not limited to the Seller’s approval of the facilities, will be borne by the Buyer.

The provision of a Seller Instructor for the Practical Training will be deducted from the trainee days allowance defined in Appendix A to this Clause 16, subject to the conditions detailed in Paragraph 4.4 thereof.

16.9	Supplier and Propulsion Systems Manufacturer Training

Upon the Buyer’s request, the Seller will provide to the Buyer the list of the maintenance and overhaul training courses provided by major Suppliers and the applicable Propulsion Systems Manufacturer on their respective products.

16.10	Proprietary Rights

All proprietary rights, including but not limited to patent, design and copyrights, relating to the Seller’s training data and documentation will remain with the Seller and/or its Affiliates and/or its Suppliers, as the case may be.

These proprietary rights will also apply to any translation into a language or languages or media that may have been performed or caused to be performed by the Buyer.

16.11	Confidentiality

The Seller’s training data and documentation are designated as confidential and as such are provided to the Buyer for the sole use of the Buyer, for training of its own personnel, who undertakes not to disclose the content thereof in whole or in part, to any third party without the prior written consent of the Seller, save as permitted herein or otherwise pursuant to any government or legal requirement imposed upon the Buyer.

In the event of the Seller having authorized the disclosure of any training data and documentation to third parties either under this Agreement or by an express prior written authorization, the Buyer will cause such third party to agree to be bound by the same conditions and restrictions as the Buyer with respect to the disclosed training data and documentation and to use such training data and documentation solely for the purpose for which they are provided.

16.12	Transferability

Without prejudice to Clause 21.1, the Buyer’s rights under this Clause 16 may not be assigned, sold, transferred, novated or otherwise alienated by operation of law or otherwise, without the Seller’s prior written consent.

16.13	Indemnities and Insurance

INDEMNIFICATION PROVISIONS AND INSURANCE REQUIREMENTS APPLICABLE TO THIS CLAUSE 16 ARE AS SET FORTH IN CLAUSE 19.

THE BUYER WILL PROVIDE THE SELLER WITH AN ADEQUATE INSURANCE CERTIFICATE PRIOR TO ANY TRAINING ON AIRCRAFT.

APPENDIX A TO CLAUSE 16

TRAINING ALLOWANCE

For the avoidance of doubt, all quantities indicated below are the total quantities granted for all Aircraft firmly ordered, unless otherwise specified.

The contractual training courses defined in this Appendix A will be provided up to [***] after Delivery of the last Aircraft delivered under this Agreement.

Notwithstanding the above, flight operations training courses granted per firmly ordered Aircraft in this Appendix A will be provided by the Seller within a period starting [***] before and ending [***] after such Aircraft Delivery.

Any deviation to such training delivery schedule will be mutually agreed between the Buyer and the Seller.

1	FLIGHT OPERATIONS TRAINING

Airbus Pilot Instructor Course (APIC)

The Seller will provide to the Buyer transition Airbus Pilot Instructor Course(s) (APIC), for flight and synthetic instruction, [***]. APIC courses will be performed in groups of two (2) trainees.

Such trainees will have the ability to observe or audit any other training program conducted with the Buyer’s employees in attendance.

2	MAINTENANCE TRAINING

The Seller will provide to the Buyer [***].

3	TRAINEE DAYS ACCOUNTING

Trainee days are counted as follows:

3.1	For instruction at the Seller’s Training Centers: one (1) day of instruction for one (1) trainee equals one (1) trainee day. The number of trainees originally registered at the beginning of the course will be counted as the number of trainees to have taken the course.

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

3.2	For instruction outside of the Seller’s Training Centers: one (1) day of instruction by one (1) Seller Instructor equals the actual number of trainees attending the course or a minimum of twelve (12) trainee days, except for structure maintenance training course(s).

3.3	For structure maintenance training courses outside the Seller’s Training Center(s), one (1) day of instruction by one (1) Seller Instructor equals the actual number of trainees attending the course or the minimum number of trainees as indicated in the Seller’s Customer Services Catalog.

3.4	For practical training, whether on training devices or on aircraft, one (1) day of instruction by one (1) Seller Instructor equals the actual number of trainees attending the course or a minimum of six (6) trainee days.

17 -	EQUIPMENT SUPPLIER PRODUCT SUPPORT

17.1	Equipment Supplier Product Support Agreements

17.1.1	The Seller has obtained enforceable and transferable product support agreements from Suppliers of Supplier Parts, the benefit of which is hereby accepted by the Buyer. Said agreements become enforceable as soon as and for as long as an operator is identified as an Airbus aircraft operator.

17.1.2	These agreements are based on the “World Airlines Suppliers Guide”, are made available to the Buyer through the SPSA Application, and include Supplier commitments as contained in the Supplier Product Support Agreements which include the following provisions:

17.1.2.1	Technical data and manuals required to operate, maintain, service and overhaul the Supplier Parts will be prepared in accordance with the applicable provisions of ATA Specification including revision service and be published in the English language. The Seller will recommend that a software user guide, where applicable, be supplied in the form of an appendix to the Component Maintenance Manual. Such data will be provided in compliance with the applicable ATA Specification;

17.1.2.2	Warranties and guarantees, including standard warranties. In addition, landing gear Suppliers will provide service life policies for selected structural landing gear elements;

17.1.2.3	Training to ensure efficient operation, maintenance and overhaul of the Supplier Parts for the Buyer’s instructors, shop and line service personnel;

17.1.2.4	Spares data in compliance with ATA iSpecification 2200, initial provisioning recommendations, spare parts and logistic service including routine and expedite deliveries;

17.1.2.5	Technical service to assist the Buyer with maintenance, overhaul, repair, operation and inspection of Supplier Parts as well as required tooling and spares provisioning.

17.2	Supplier Compliance

The Seller will monitor Suppliers’ compliance with support commitments defined in the Supplier Product Support Agreements and will, if necessary, jointly take remedial action with the Buyer.

17.3	Nothing in this Clause 17 shall be construed to prevent or limit the Buyer from entering into direct negotiations with a Supplier with respect to different or additional terms and conditions applicable to Suppliers Parts selected by the Buyer to be installed on the Aircraft.

17.4	Familiarization Training

Upon the Buyer’s request, the Seller will provide the Buyer with Supplier Product Support Agreements familiarization training at the Seller’s facilities in Blagnac, France. An on-line training module will be further available through AirbusWorld, access to which will be subject to the “General Terms and Conditions of Access to and Use of AirbusWorld” (hereinafter the “GTC”), as set forth in Clause 14.10.4.

18 -	BUYER FURNISHED EQUIPMENT

18.1	Administration

18.1.1.1	In accordance with the Specification, the Seller will install those items of equipment that are identified in the Specification as being furnished by the Buyer (“Buyer Furnished Equipment” or “BFE”), provided that the BFE and the supplier of such BFE are referred to in the Airbus BFE Product Catalog valid at the time the BFE Supplier is selected (the “BFE Supplier”).

18.1.1.2	Notwithstanding the foregoing and without prejudice to Clause 2.4, if the Buyer wishes to install BFE manufactured by a supplier who is not referred to in the Airbus BFE Product Catalog, the Buyer will so inform the Seller and the Seller will promptly conduct a feasibility study of the Buyer’s request, in order to consider approving such supplier, provided that such request is compatible with the associated Scheduled Delivery Month for the Buyer’s Aircraft. In addition, it is a prerequisite to such approval that the considered supplier is qualified by the Seller’s Aviation Authorities to produce equipment for installation on civil aircraft. Any approval of a supplier by the Seller will be performed at the Buyer’s expense. The Buyer will cause any BFE supplier approved under this Clause 18.1.1.2 (each an “Approved BFE Supplier”) to comply with the conditions set forth in this Clause 18 and specifically Clause 18.2.

Except for the specific purposes of this Clause 18.1.1.2, the term “BFE Supplier” will be deemed to include Approved BFE Suppliers.

18.1.2.1	The Seller will advise the Buyer of the dates by which, in the planned release of engineering for the Aircraft, the Seller requires a written detailed engineering definition encompassing a Declaration of Design and Performance (the “BFE Engineering Definition”). The Seller will provide to the Buyer and/or the BFE Supplier(s), within a commercially reasonable timeframe, the necessary interface documentation to enable the development of the BFE Engineering Definition.

The BFE Engineering Definition will include the description of the dimensions and weight of BFE, the information related to its certification and the information necessary for the installation and operation thereof, including when applicable 3D models compatible with the Seller’s systems. The Buyer will furnish, or cause the BFE Suppliers to furnish, the BFE Engineering Definition by the dates specified.

Thereafter, the BFE Engineering Definition will not be revised, except through an SCN executed in accordance with Clause 2.

18.1.2.2

The Seller will also provide to the Buyer, within thirty (30) days following the Initial Technical Coordination Meeting (“ITCM”), a schedule of dates and the shipping addresses for delivery of the BFE and, where requested by the Seller, additional spare BFE to permit installation in the Aircraft and Delivery of the Aircraft in accordance with the Aircraft Delivery Schedule. The Buyer will provide, or cause the BFE Suppliers to provide, the BFE by such dates in a serviceable condition, in order to allow performance of any assembly, installation, test or acceptance process in accordance with the Seller’s industrial schedule. In order to facilitate the follow-up of the timely receipt of BFE, the Buyer will, upon the Seller’s request, provide to the Seller dates and references of all BFE purchase orders placed by the Buyer.

The Buyer will also provide, when requested by the Seller, at AIRBUS OPERATIONS S.A.S. works in TOULOUSE (FRANCE) and/or at AIRBUS OPERATIONS GmbH, Division Hamburger Flugzeugbau Works in HAMBURG (GERMANY) adequate field service including support from BFE Suppliers to act in a technical advisory capacity to the Seller in the installation, calibration and possible repair of any BFE.

18.1.3	Without prejudice to the Buyer’s obligations hereunder, in order to facilitate the development of the BFE Engineering Definition, the Seller will organize meetings between the Buyer and BFE Suppliers. The Buyer hereby agrees to participate in such meetings and to provide adequate technical and engineering expertise to reach decisions within the defined timeframe.

In addition, throughout the development phase and up to Delivery of the Aircraft to the Buyer, the Buyer agrees:

•	to monitor the BFE Suppliers and ensure that they will enable the Buyer to fulfil its obligations, including but not limited to those set forth in the Customization Milestone Chart;

•

that, should a timeframe, quality or other type of risk be identified at a given BFE Supplier, the Buyer will allocate resources to such BFE Supplier so as not to jeopardize the industrial schedule of the Aircraft;

•

for major BFE, including, but not being limited to, seats, galleys and IFE (“Major BFE”) to participate on a mandatory basis in the specific meetings that take place between BFE Supplier selection and BFE delivery, namely:

•	Preliminary Design Review (“PDR”),

•	Critical Design Review (“CDR”);

•

to attend the First Article Inspection (“FAI”) for the first shipset of all Major BFE. Should the Buyer not attend such FAI, the Buyer will delegate the FAI to the BFE Supplier and confirmation thereof will be supplied to the Seller in writing;

•

to attend the Source Inspection (“SI”) that takes place at the BFE Supplier’s premises prior to shipping, for each shipset of all Major BFE. Should the Buyer not attend such SI, the Buyer will delegate the SI to the BFE Supplier and confirmation thereof will be brought to the Seller in writing. Should the Buyer not attend the SI, the Buyer will be deemed to have accepted the conclusions of the BFE Supplier with respect to such SI.

The Seller will be entitled to attend the PDR, the CDR and the FAI. In doing so, the Seller’s employees will be acting in an advisory capacity only and at no time will they be deemed to be acting as Buyer’s employees or agents, either directly or indirectly.

18.1.4	The BFE will be imported into FRANCE or into GERMANY by the Buyer under a suspensive customs system (“Régime de l’entrepôt douanier ou régime de perfectionnement actif “ or “Zollverschluss”) without application of any French or German tax or customs duty, and will be Delivered Duty Unpaid (DDU) according to the Incoterms, to the following shipping addresses:

AIRBUS OPERATIONS S.A.S.

316 Route de Bayonne

31300 TOULOUSE

FRANCE

or

AIRBUS OPERATIONS GmbH

Kreetslag 10

21129HAMBURG

GERMANY

Or such other location as may be specified by the Seller.

18.2	Applicable Requirements

The Buyer is responsible for ensuring, [***], and warrants that the BFE will:

•	be manufactured by a BFE Supplier, and

•	meet the requirements of the applicable Specification of the Aircraft, and

•	be delivered with the relevant certification documentation, including but not limited to the DDP, and

•	comply with the BFE Engineering Definition, and

•	comply with applicable requirements incorporated by reference to the Type Certificate and listed in the Type Certificate Data Sheet, and

•

be approved by the Aviation Authority issuing the Export Airworthiness Certificate and by the Buyer’s Aviation Authority for installation and use on the Aircraft at the time of Delivery of the Aircraft, and

•	not infringe any patent, copyright or other intellectual property right of the Seller any third party, and

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

•	not be subject to any legal obligation or other encumbrance that may prevent, hinder or delay the installation of the BFE in the Aircraft and/or the Delivery of the Aircraft.

The Seller will be entitled to refuse any item of BFE that that is incompatible with the Specification, the BFE Engineering Definition or the certification requirements.

18.3	Buyer’s Obligation and Seller’s Remedies

18.3.1	Any delay or failure by the Buyer or the BFE Suppliers in:

[***].

18.3.2	In addition, in the event of any delay or failure mentioned in 18.3.1 above, the Seller may:

[***].

18.4	Title and Risk of Loss

Title to and risk of loss of any BFE will at all times remain with the Buyer except that risk of loss (limited to cost of replacement of said BFE) will be with the Seller for as long as such BFE is under the care, custody and control of the Seller.

18.5	Disposition of BFE Following Termination

18.5.1	If a termination of this Agreement pursuant to the provisions of Clause 20 occurs with respect to an Aircraft in which all or any part of the BFE has been installed prior to the date of such termination, the Seller will be entitled, but not required, to remove all items of BFE that can be removed without damage to the Aircraft and to undertake commercially reasonable efforts to facilitate the sale of such items of BFE to other customers, retaining and applying the proceeds of such sales to reduce the Seller’s damages resulting from the termination.

18.5.2	The Buyer will cooperate with the Seller in facilitating the sale of BFE pursuant to Clause 18.5.1 and will be responsible for all costs incurred by the Seller in removing and facilitating the sale of such BFE. The Buyer will reimburse the Seller for all such costs within five (5) Business Days of receiving documentation of such costs from the Seller.

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

18.5.3	The Seller will notify the Buyer as to those items of BFE not sold by the Seller pursuant to Clause 18.5.1 above and, at the Seller’s request, the Buyer will undertake to remove such items from the Seller’ facility within thirty (30) days of the date of such notice. The Buyer will have no claim against the Seller for damage, loss or destruction of any item of BFE removed from the Aircraft and not removed from Seller’s facility within such period.

18.5.4	The Buyer will have no claim against the Seller for damage to or destruction of any item of BFE damaged or destroyed in the process of being removed from the Aircraft, provided that the Seller will use reasonable care in such removal.

18.5.5	The Buyer will grant the Seller title to any BFE items that cannot be removed from the Aircraft without causing damage to the Aircraft or rendering any system in the Aircraft unusable.

19 -	INDEMNITIES AND INSURANCE

The Seller and the Buyer will each be liable for Losses (as defined below) arising from the acts or omissions of their respective directors, officers, agents or employees occurring during or incidental to such party’s exercise of its rights and performance of its obligations under this Agreement, except as provided in Clauses 19.1 and 19.2.

19.1	Seller’s Indemnities

The Seller will, except in the case of gross negligence or willful misconduct of the Buyer, its directors, officers, agents and/or employees, be solely liable for and will indemnify and hold the Buyer, its Affiliates and each of their respective directors, officers, agents, employees and insurers harmless against all losses, liabilities, claims, damages, costs and expenses, including court costs and reasonable attorneys’ fees (“Losses”), arising from:

(a)	claims for injuries to, or death of, the Seller’s directors, officers, agents or employees, or loss of, or damage to, property of the Seller or its employees when such Losses occur during or are incidental to either party’s exercise of any right or performance of any obligation under this Agreement, and

(b)	claims for injuries to, or death of, third parties, or loss of, or damage to, property of third parties, occurring during or incidental to the Technical Acceptance Flights.

19.2	Buyer’s Indemnities

The Buyer will, except in the case of gross negligence or willful misconduct of the Seller, its directors, officers, agents and/or employees, be solely liable for and will indemnify and hold the Seller, its Affiliates, its subcontractors, and each of their respective directors, officers, agents, employees and insurers, harmless against all Losses arising from:

(a)	claims for injuries to, or death of, the Buyer’s directors, officers, agents or employees, or loss of, or damage to, property of the Buyer or its employees, when such Losses occur during or are incidental to either party’s exercise of any right or performance of any obligation under this Agreement, and

(b)	claims for injuries to, or death of, third parties, or loss of, or damage to, property of third parties, occurring during or incidental to (i) the provision of Seller Representatives services under Clause 15 including services performed on board the aircraft or (ii) the provision of Aircraft Training Services to the Buyer.

19.3	Notice and Defense of Claims

If any claim is made or suit is brought against a party or entity entitled to indemnification under this Clause 19 (the “Indemnitee”) for damages for which liability has been assumed by the other party under this Clause 19 (the “Indemnitor”), the Indemnitee will promptly give notice to the Indemnitor and the Indemnitor (unless otherwise requested by the Indemnitee) will assume and conduct the defense, or settlement, of such claim or suit, as the Indemnitor will deem prudent. Notice of the claim or suit will be accompanied by all information pertinent to the matter as is reasonably available to the Indemnitee and will be followed by such cooperation by the Indemnitee as the Indemnitor or its counsel may reasonably request, at the expense of the Indemnitor.

19.4	Insurance

For all Aircraft Training Services, to the extent of the Buyer’s undertaking set forth in Clause 19.2, the Buyer will:

(a)	cause the Seller, its Affiliates, its subcontractors and each of their respective directors, officers, agents and employees to be named as additional insured under the Buyer’s Comprehensive Aviation Legal Liability insurance policies, including War Risks and Allied Perils (such insurance to include the AVN 52E Extended Coverage Endorsement Aviation Liabilities or any further Endorsement replacing AVN 52E as may be available as well as any excess coverage in respect of War and Allied Perils Third Parties Legal Liabilities Insurance), and

(b)	with respect to the Buyer’s Hull All Risks and Hull War Risks insurances and Allied Perils, cause the insurers of the Buyer’s hull insurance policies to waive all rights of subrogation against the Seller, its Affiliates, its subcontractors and each of their respective directors, officers, agents, employees and insurers.

Any applicable deductible will be borne by the Buyer. The Buyer will furnish to the Seller, not less than seven (7) working days prior to the start of any Aircraft Training Services, certificates of insurance, in English, evidencing the limits of liability cover and period of insurance coverage in a form acceptable to the Seller from the Buyer’s insurance broker(s), certifying that such policies have been endorsed as follows:

(i)	under the Comprehensive Aviation Legal Liability Insurances, the Buyer’s policies are primary and non-contributory to any insurance maintained by the Seller,

(ii)	such insurance can only be cancelled or materially altered by the giving of not less than thirty (30) days (but seven (7) days or such lesser period as may be customarily available in respect of War Risks and Allied Perils) prior written notice thereof to the Seller, and

(iii)	under any such cover, all rights of subrogation against the Seller, its Affiliates, its subcontractors and each of their respective directors, officers, agents, employees and insurers have been waived.

20 -	TERMINATION

20.1	Termination Events

Each of the following will constitute a “Termination Event”

(1)	The Buyer or any of its Affiliates commences in any jurisdiction any case, proceeding or other action with respect to the Buyer or any of its Affiliates or their properties relating to bankruptcy, insolvency, reorganization, winding-up, liquidation, dissolution or other relief from, or with respect to, or readjustment of, its debts or obligations.

(2)	An action is commenced in any jurisdiction seeking the appointment of a receiver, trustee, custodian or other similar official for the Buyer or any of its respective Affiliates or for all or any substantial part of their respective assets, and such action remains unstayed, undismissed or undischarged for sixty (60) days, or the Buyer or any of its Affiliates makes a general assignment for the benefit of its creditors.

(3)	An action is commenced in any jurisdiction against the Buyer or any of its respective Affiliates seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of their respective assets, and such action remains unstayed, undismissed or undischarged for sixty (60) days.

(4)	The Buyer or any of its Affiliates becomes the object, in any jurisdiction, of a case, proceeding or action similar or analogous to any of the events mentioned in Clause 20.1(1), (2) or (3).

(5)	The Buyer or any of its Affiliates is generally not able, or is expected to be unable to, or will admit in writing its inability to, pay its debts as they become due.

(6)	The Buyer or any of its Affiliates commences negotiations with significant creditors, existing or potential, either with the intention of restructuring all or a substantial part of all of its outstanding obligations or in preparation for a bankruptcy filing under the U.S. Bankruptcy Code.

(7)	The Buyer or any of its Affiliates fails to make payment of (i) any payment required to be made under this Agreement or any other material agreement between the Buyer or any of its Affiliates and the Seller or any of its Affiliates when such payment is due, (ii) any Predelivery Payment required to be made under this Agreement when such payment is due, or (iii) payment of all or part of the Final Price of any Aircraft required to be made under this Agreement.

(8)	The Buyer repudiates, cancels or terminates this Agreement in whole or in part.

(9)	The Buyer defaults in its obligation to take delivery of an Aircraft as provided in Clause 9.2.

(10)	The Buyer or any of its Affiliates defaults in the observance or performance of any other covenant, undertaking or obligation contained in this Agreement or any other material agreement between the Buyer or its Affiliates, on the one hand, and the Seller or its Affiliates on the other hand, provided that, if such breach or default is capable of being cured and such breach or default is not cured within any specified cure period.

(11)	Any other event that the parties agree in writing constitutes a Termination Event.

20.2	Remedies in Event of Termination

20.2.1	If a Termination Event occurs, the Buyer will be in material breach of this Agreement, and the Seller can elect any of the following remedies under the applicable law:

A.	suspend its performance under this Agreement with respect to any or all Aircraft;

B.	reschedule the Scheduled Delivery Month of any or all Aircraft remaining to be delivered under this Agreement without prejudice to Seller’s rights under Clause 5.8.2;

C.	suspend or reschedule the date for performance under this Agreement with respect to any or all equipment, services, data and other items; and/or

D.	cancel or terminate this Agreement (a “Termination”) with respect to any or all Aircraft, and/or equipment, services, data and/or other items related thereto.

20.2.2	In the event Seller elects a remedy under any of Clauses 20.2.1(A)(B) or (C), above:

A.	Seller shall be entitled to any incidental damages incurred as a result of electing such remedy, including without limitation any commercially reasonable charges, expenses, commissions or costs of care or custody incurred in suspending or rescheduling performance after the Buyer’s breach or any costs identified in Clause 9.2.3;

B.	Buyer shall compensate Seller for such incidental damages within ten (10) calendar days of Seller issuing an invoice for such damages to Buyer; and

C.	for the avoidance of doubt, (i) nothing herein shall preclude Seller from subsequently electing a Termination under 20.2.1 D, above [***].

20.2.3	If the Seller elects a Termination under Clause 20.2.1(D) above:

A.	Seller may claim and receive payment from the Buyer, as liquidated damages and not as a penalty, an amount equal to, for each Affected Aircraft (as defined below), the amount set forth as follows [***]:

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

B.	Liquidated damages will be payable by the Buyer promptly, and in any event within [***] of the date of written notice and demand therefor from the Seller that the Buyer is in breach. The parties agree that the remedy of liquidated damages is not to be denied to the Seller due to the inability of the Seller to deliver a notice and demand for payment thereof due to the operation of law following a bankruptcy or other Termination Event under Clause 20.1(1) – (4).

20.2.4.	The parties to this Agreement are commercially sophisticated parties acting within the same industry, and represented by competent counsel and the parties expressly agree and declare as follows:

A.	damages for material breach of this Agreement by the Buyer resulting in a Termination of this Agreement as to any or all Aircraft have been liquidated at amounts that are reasonable in light of the anticipated or actual harm caused by the Buyer’s breach, the difficulties of proof of loss and the nonfeasibility of otherwise obtaining an adequate remedy;

B.	it is understood and agreed by the parties that the amount of liquidated damages set forth herein is the total amount of monetary damages, no more and no less, to which the Seller will be entitled for and with respect to any Aircraft as recovery for material breach of this Agreement by Buyer resulting in a Termination by the Seller of this Agreement as to such Aircraft; provided, however, that for the avoidance of doubt the foregoing shall not be deemed to preclude Seller’s entitlement to (i) incidental damages where it is electing remedies under Clause 20.2.1(A),(B) or (C), (ii) exercise any set-off or similar rights under Clauses 5.6 and 5.12 with respect to payments due under this Clause 20 or (iii) interest specified in Clause 5.8.1 with respect to any payments overdue under this Clause 20; and

C.	the liquidated damages provision of this Clause 20 has been fully negotiated by sophisticated parties represented by counsel, is a material component of the consideration granted and, in the absence of such liquidated damages provision, the consideration would have been materially different.

20.3	Definitions

For purposes of this Clause 20, the terms “Affected Aircraft”, “Applicable Date” and “Escalated Price” are defined as follows:

i.	“Affected Aircraft” – any or all Aircraft with respect to which the Seller has cancelled or terminated this Agreement pursuant to Clause 20.2.1 D,

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

ii.	“Applicable Date” – for any Affected Aircraft, the date the Seller issues the notice and demand for payment of liquidated damages pursuant to Clause 20.2.3 B.

iii.	“Escalated Price” – shall have the same meaning as the “Final Price” of the Aircraft as that term is defined in Clause 3.2, except that the meaning of “Delivery Date” shall have the same meaning as Applicable Date plus ten (10) calendar days, provided however that escalation in accordance with Clause 4 will continue to accrue until the date that payment of all liquidated damages is finally made in full by the Buyer to the Seller.

20.4	Notice of Termination Event

Within ten (10) days of becoming aware of the occurrence of a Termination Event by the Buyer, the Buyer will notify the Seller of such occurrence in writing, provided, that any failure by the Buyer to notify the Seller will not prejudice the Seller’s rights or remedies hereunder.

20.5	Information Covenants

The Buyer hereby covenants and agrees that, from the date of this Agreement until no further Aircraft are to be delivered hereunder, the Buyer will furnish or cause to be furnished to the Seller the following, it being understood that this covenant with respect to Clauses 20.5 (a), (b) and (e) will be deemed satisfied if the information requested in those clauses is filed, with un-redacted financial statements, with the U.S. Securities and Exchange Commission and is publicly available on EDGAR (or any successor online resource):

a.	Annual Financial Statements. As soon as available and in any event no later than the date that the Buyer furnishes such annual statements to the Securities and Exchange Commission or successor thereto (the “SEC”) (i) a copy of the SEC Form 10-K filed by the Buyer with the SEC for such fiscal year, or, if no such Form 10-K was filed by the Buyer for such a fiscal year, the consolidated balance sheet of the Buyer and its Subsidiaries, as at the end of such fiscal year and the related consolidated statements of operations, of common stockholders’ equity (deficit) (in the case of the Buyer and its Subsidiaries) and of cash flows for such fiscal year, setting forth comparative consolidated figures as of the end of and for the preceding fiscal year, and examined by any firm of independent public accountants of recognized standing selected by the Buyer and reasonably acceptable to the Seller, whose opinion will not be qualified as to the scope of audit or as to the status of the Buyer as a going concern, and (ii) a certificate of such accounting firm stating that its audit of the business of the Buyer was conducted in accordance with generally accepted auditing standards.

b.

Quarterly Financial Statements. As soon as available and in any event no later than the date that the Buyer furnishes such quarterly statements to the Securities and Exchange Commission or successor thereto, a copy of the SEC Form 10-Q filed by the Buyer with the SEC for such quarterly period, or, if no such Form 10-Q was filed by the Buyer with respect to any such quarterly period, the consolidated balance sheet of the Buyer and its Subsidiaries, as at the end of such quarterly period and the related consolidated statements of operations for such quarterly period and for the elapsed portion of the fiscal year ended with the last day of such quarterly period and in each case setting forth comparative consolidated figures as of the end of and for the related periods in the prior fiscal year, all of which will be certified by an Authorized Officer of the Buyer, subject to changes resulting from audit and normal year-end audit adjustments.

c.	Debt Rescheduling. (i) Promptly upon the Buyer commencing negotiations with one or more of its significant creditors with a view to general readjustment or rescheduling of all or any material part of its indebtedness under circumstances in which a reasonable business person, in the exercise of prudent business judgment, would conclude that the Buyer would otherwise not be able to pay such indebtedness as it falls due, notice of commencement of such negotiations, and (ii) thereafter timely advice of the progress of such negotiations until such negotiations are terminated or completed.

d.	Acceleration of other indebtedness. Immediately upon knowledge by the Buyer that the holder of any bond, debenture, promissory note or any similar evidence of indebtedness of the Buyer or Affiliate thereof (“Other Indebtedness”) has demanded payment, given notice or exercised its right to a remedy having the effect of acceleration with respect to a claimed event of default under any Other Indebtedness, where the impact of the acceleration is likely to have a material adverse effect on the Buyer’s ability to perform its obligations under or in connection with the transactions contemplated by this Agreement, notice of the demand made, notice given or action taken by such holder and the nature and status of the claimed event of default and what the action the Buyer is taking with respect thereto.

e.	Other Information. Promptly upon transmission thereof, copies of any filings and registrations with, and reports to, the SEC by the Buyer or any of its Subsidiaries, and, with reasonable promptness, such other information or documents (financial or otherwise) as the Seller may reasonably request from time to time.

For the purposes of this Clause 20, (x) an “Authorized Officer” of the Buyer will mean the Chief Executive Officer, the Chief Financial Officer or any Vice President and above who reports directly or indirectly to the Chief Financial Officer and (y) “Subsidiaries” will mean, as of any date of determination, those companies owned by the Buyer whose financial results the Buyer is required to include in its statements of consolidated operations and consolidated balance sheets.

20.6	Nothing contained in this Clause 20 will be deemed to waive or limit the Seller’s rights or ability to request adequate assurance under Article 2, Section 609 of the Uniform Commercial Code (the “UCC”). It is further understood that any commitment of the Seller or the Propulsion Systems manufacturer to provide financing to the Buyer shall not constitute adequate assurance under Article 2, Section 609 of the UCC.

21 -	ASSIGNMENTS AND TRANSFERS

21.1	Assignments

Except as hereinafter provided, neither party may sell, assign, novate or transfer its rights or obligations under this Agreement to any person without the prior written consent of the other, except that the Seller may sell, assign, novate or transfer its rights or obligations under this Agreement to any Affiliate without the Buyer’s consent.

21.2	Assignments on Sale, Merger or Consolidation

The Buyer will be entitled to assign its rights under this Agreement at any time due to a merger, consolidation or a sale of all or substantially all of its assets, provided the Buyer first obtains the written consent of the Seller. The Buyer will, as promptly as reasonably practicable, provide the Seller with prior notice if the Buyer wishes the Seller to provide such consent. The Seller will provide its consent if

(i)	the surviving or acquiring entity is organized and existing under the laws of the United States;

(ii)	the surviving or acquiring entity has executed an assumption agreement, in form and substance reasonably acceptable to the Seller, agreeing to assume all of the Buyer’s obligations under this Agreement;

(iii)	at the time, and immediately following the consummation, of the merger, consolidation or sale, no event of default exists or will have occurred and be continuing;

(iv)	there exists with respect to the surviving or acquiring entity no basis for a Termination Event;

(v)	the surviving or acquiring entity is an airline holding an operating certificate issued by the FAA at the time, and immediately following the consummation, of such sale, merger or consolidation; and

(vi)	following the sale, merger or consolidation, the surviving entity is in a financial condition at least equal to that of the Buyer at time of execution of the Agreement.

21.3	Designations by Seller

The Seller may at any time by notice to the Buyer designate facilities or personnel of the Seller or any other Affiliate of the Seller at which or by whom the services to be performed under this Agreement will be performed. Notwithstanding such designation, the Seller will remain ultimately responsible for fulfillment of all obligations undertaken by the Seller in this Agreement.

21.4	Transfer of Rights and Obligations upon Reorganization

In the event that the Seller is subject to a corporate restructuring having as its object the transfer of, or succession by operation of law in, all or a substantial part of its assets and liabilities, rights and obligations, including those existing under this Agreement, to a person (the “Successor”) that is an Affiliate of the Seller at the time of that restructuring, for the purpose of the Successor carrying on the business carried on by the Seller at the time of the restructuring, such restructuring will be completed without consent of the Buyer following notification by the Seller to the Buyer in writing. The Buyer recognizes that succession of the Successor to the Agreement by operation of law that is valid under the law pursuant to which that succession occurs will be binding upon the Buyer.

22 -	MISCELLANEOUS PROVISIONS

22.1	Data Retrieval

On the Seller’s reasonable request, the Buyer will provide the Seller with all the necessary data, as customarily compiled by the Buyer and pertaining to the operation of the Aircraft, to assist the Seller in making an efficient and coordinated survey of all reliability, maintenance, operational and cost data with a view to monitoring the efficient and cost effective operations of the Airbus fleet worldwide

22.2	Notices

All notices and requests required or authorized hereunder will be given in writing either by personal delivery to a authorized officer of the party to whom the same is given or by commercial courier, certified air mail (return receipt requested) or facsimile at the addresses and numbers set forth below. The date on which any such notice or request is so personally delivered, or if such notice or request is given by commercial courier, certified air mail or facsimile, the date on which sent, will be deemed to be the effective date of such notice or request.

The Seller will be addressed at:

Airbus S.A.S.

Attention: Senior Vice President Contracts

1, Rond Point Maurice Bellonte

31707 Blagnac Cedex,

France

The Buyer will be addressed at:

JetBlue Airways Corporation

Attention: Executive Vice President and General Counsel

118-29 Queens Boulevard

Forest Hills, New York 11375

United States of America

From time to time, the party receiving the notice or request may designate another address or another person.

22.3	Waiver

The failure of either party to enforce at any time any of the provisions of this Agreement, to exercise any right herein provided or to require at any time performance by the other party of any of the provisions hereof will in no way be construed to be a present or future waiver of such provisions nor in any way to affect the validity of this Agreement or any part hereof or the right of the other party thereafter to enforce each and every such provision. The express waiver by either party of any provision, condition or requirement of this Agreement will not constitute a waiver of any future obligation to comply with such provision, condition or requirement.

22.4	International Supply Contract

The Buyer and the Seller recognize that this Agreement is an international supply contract which has been the subject of discussion and negotiation, that all its terms and conditions are fully understood by the parties, and that the Specification and price of the Aircraft and the other mutual agreements of the parties set forth herein were arrived at in consideration of, inter alia, all provisions hereof specifically including all waivers, releases and remunerations by the Buyer set out herein.

22.5	Certain Representations of the Parties

22.5.1	Buyer’s Representations

The Buyer represents and warrants to the Seller:

(i)	the Buyer is a corporation organized and existing in good standing under the laws of the State of Delaware and has the corporate power and authority to enter into and perform its obligations under this Agreement;

(ii)	neither the execution and delivery by the Buyer of this Agreement, nor the consummation of any of the transactions by the Buyer contemplated thereby, nor the performance by the Buyer of the obligations thereunder, constitutes a breach of any agreement to which the Buyer is a party or by which its assets are bound;

(iii)	this Agreement has been duly authorized, executed and delivered by the Buyer and constitutes the legal, valid and binding obligation of the Buyer enforceable against the Buyer in accordance with its terms.

22.5.2	Seller’s Representations

The Seller represents and warrants to the Buyer:

(i)	the Seller is organized and existing in good standing under the laws of the Republic of France and has the corporate power and authority to enter into and perform its obligations under the Agreement;

(ii)	neither the execution and delivery by the Seller of this Agreement, nor the consummation of any of the transactions by the Seller contemplated thereby, nor the performance by the Seller of the obligations thereunder, constitutes a breach of any agreement to which the Seller is a party or by which its assets are bound;

(iii)	this Agreement has been duly authorized, executed and delivered by the Seller and constitutes the legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms.

22.6	Interpretation and Law

THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAWS PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

Each of the Seller and the Buyer (i) hereby irrevocably submits itself to the nonexclusive jurisdiction of the courts of the state of New York, New York County, of the United States District Court for the Southern District of New York, for the purposes of any suit, action or other proceeding arising out of this Agreement, the subject matter hereof or any of the transactions contemplated hereby brought by any party or parties hereto, and (ii) hereby waives, and agrees not to assert, by way of motion, as a defense or otherwise, in any such suit, action or proceeding, to the extent permitted by applicable law, any defense based on sovereign or other immunity or that the suit, action or proceeding which is referred to in clause (i) above is brought in an inconvenient forum, that the venue of such suit, action or proceeding is improper, or that this Agreement or the subject matter hereof or any of the transactions contemplated hereby may not be enforced in or by these courts.

THE PARTIES HEREBY ALSO AGREE THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS TRANSACTION.

22.6.1	The Buyer for itself and its successors and assigns hereby designates and appoints the Secretary of the Buyer duly elected from time to time as its legal agent and attorney-in-fact upon whom all processes against the Buyer in any suit, action or proceeding in respect of any matter as to which it has submitted to jurisdiction under Clause 22.6 may be served with the same effect as if the Buyer were a corporation organized under the laws of the State of New York and had lawfully been served with such process in such state, it being understood that such designation and appointments will become effective without further action on the part of its Secretary.

22.6.2	The assumption in Clause 22.6.1 made for the purpose of effecting the service of process will not affect any assertion of diversity by either party hereto initiating a proceeding in the New York Federal Courts or seeking transfer to the New York Federal Courts on the basis of diversity.

22.6.3

Service of process in any suit, action or proceeding in respect of any matter as to which the Seller or the Buyer has submitted to jurisdiction under Clause 22.6 may be made on the Seller by delivery of the same personally or by dispatching the same via Federal Express, UPS, or similar international air courier service prepaid to, CT Corporation, New York City offices as agent for the Seller, it being agreed that service upon CT Corporation will constitute valid service upon the Seller or by any other method authorized by the laws of the State of New York, and (ii) may be made on the Buyer by delivery of the same personally or by dispatching the same by Federal Express, UPS, or similar international air courier service prepaid, return receipt requested to: CT Corporation, 111 Hudson St., New York, NY (or such other office in the City of New York as such agent then occupies), as agent for the Buyer, it being agreed that service upon CT Corporation will constitute valid service upon the Buyer or by any other method authorized by the laws of the State of New York; provided in each case that failure to deliver or mail such copy will not affect the validity or effectiveness of the service of process.

22.6.4	Headings

All headings in this Agreement are for convenience of reference only and do not constitute a part of this Agreement.

22.7	Waiver of Jury Trial

EACH OF THE PARTIES HERETO WAIVES ITS RIGHT TO TRIAL BY JURY IN ANY LITIGATION ARISING OUT OF OR RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM OR CROSS-CLAIM THEREIN.

22.8	Waiver of Consequential Damages

Except, as set forth in Clause 20.2.2, in no circumstances shall either party claim or receive incidental or consequential damages under this Agreement.

22.9	No Representations Outside of this Agreement

The parties declare that, prior to the execution of this Agreement, they, with the advice of their respective counsel, apprised themselves of sufficient relevant data in order that they might intelligently exercise their own judgments in deciding whether to execute this Agreement and in deciding on the contents of this Agreement. Each party further declares that its decision to execute this Agreement is not predicated on or influenced by any declarations or representations by any other person, party, or any predecessors in interest, successors, assigns, officers, directors, employees, agents or attorneys of any said person or party, except as set forth in this Agreement. This Agreement resulted from negotiation involving counsel for all of the parties hereto and no term herein will be construed or interpreted against any party under the contra proferentum or any related doctrine.

22.10	Confidentiality

Subject to any legal or governmental requirements of disclosure, the parties (which for this purpose will include their employees, and legal counsel) will maintain the terms and conditions of this Agreement and any reports or other data furnished hereunder strictly confidential, including but not limited to, the Aircraft pricing (the “Confidential Information”). Without limiting the generality of the foregoing, the Buyer will use its best efforts to limit the disclosure of the contents of this Agreement to the extent legally permissible in (i) any filing required to be made by the Buyer with any governmental agency and will make such applications as will be necessary to implement the foregoing, and (ii) any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto. With respect to any public disclosure or filing, the Buyer agrees to submit to the Seller a copy of the proposed document to be filed or disclosed and will give the Seller a reasonable period of time in which to review said document. The Buyer and the Seller will consult with each other prior to the making of any public disclosure or filing, permitted hereunder, of this Agreement or the terms and conditions thereof.

The provisions of this Clause 22.10 will survive any termination of this Agreement.

22.11	Severability

If any provision of this Agreement should for any reason be held ineffective, the remainder of this Agreement will remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law that renders any provision of this Agreement prohibited or unenforceable in any respect.

22.12	Scope of Agreement and Original Agreement

22.12.1	This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any previous understanding, commitments or representations whatsoever, whether oral or written, including but not limited to the terms and conditions of the Original Agreement, with respect thereto. This Agreement will not be amended or modified except by an instrument in writing of even date herewith or subsequent hereto executed by both parties or by their fully authorized representatives.

22.12.2	The terms and conditions of the Original Agreement will apply to all Aircraft delivered under such Original Agreement prior to the date of this Agreement.

22.13	Inconsistencies

In the event of any inconsistency between the terms of this Agreement and the terms contained in either (i) the Specification, or (ii) any other Exhibit, in each such case the terms of this Agreement will prevail over the terms of the Specification or any other Exhibit. For the purpose of this Clause 22.13, the term Agreement will not include the Specification or any other Exhibit hereto.

22.14	Language

All correspondence, documents and any other written matters in connection with this Agreement will be in English.

22.15	Counterparts

This Agreement has been executed in two (2) original copies.

Notwithstanding the foregoing, this Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

IN WITNESS WHEREOF, this Agreement was entered into as of the day and year first above written.

AIRBUS, S.A.S.

By:	/s/ Christophe Mourey

Title:	Senior Vice President Contracts

JETBLUE AIRWAYS CORPORATION

By:	/s/ Mark D. Powers

Title:	Chief Financial Officer

SCHEDULE 1

DELIVERY SCHEDULE

	CACiD No.	Aircraft Rank No.	Type	Scheduled Delivery Month/Quarter	Scheduled Delivery Year
1	159 908	122	Group 1 A320 Aircraft	[***]	2011
2	159 942	123	Group 1 A320 Aircraft	[***]	2012
3	159 943	124	Group 1 A320 Aircraft	[***]	2012
4	159 950	125	Group 1 A320 Aircraft	[***]	2012
5	159 951	126	Group 1 A320 Aircraft	[***]	2012
6	159 923	127	Group 1 A320 Aircraft	[***]	2012
7	159 924	128	Group 1 A320 Aircraft	[***]	2012
8	159 925	129	Group 1 A320 Aircraft	[***]	2012
9	159 939	130	A320 Backlog Aircraft	[***]	2013
10	159 960	131	A320 Backlog Aircraft	[***]	2013
11	159 961	132	A320 Backlog Aircraft	[***]	2013
12	159 962	133	A321 Backlog Aircraft	[***]	2013
13	159 963	134	A321 Backlog Aircraft	[***]	2013
14	159 964	135	A321 Backlog Aircraft	[***]	2013
15	159 965	136	A321 Backlog Aircraft	[***]	2013
16	159 916	137	A321 Backlog Aircraft	Year	2014
17	159 940	138	A321 Backlog Aircraft	Year	2014
18	159 941	139	A321 Backlog Aircraft	Year	2014
19	1598 944	140	A321 Backlog Aircraft	Year	2014
20	159 945	141	A321 Backlog Aircraft	Year	2014
21	159 946	142	A321 Backlog Aircraft	Year	2014

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

22	159 947	143	A321 Backlog Aircraft	Year	2014
23	159 948	144	A321 Backlog Aircraft	Year	2014
24	159 949	145	A321 Backlog Aircraft	Year	2014
25	159 956	146	A321 Backlog Aircraft	Year	2015
26	159 957	147	A321 Backlog Aircraft	Year	2015
27	159 958	148	A321 Backlog Aircraft	Year	2015
28	159 959	149	A321 Backlog Aircraft	Year	2015
29	159 929	150	A321 Backlog Aircraft	Year	2015
30	159 930	151	A321 Backlog Aircraft	Year	2015
31	159 931	152	A321 Backlog Aircraft	Year	2015
32	159 932	153	A321 Backlog Aircraft	Year	2015
33	159 933	154	A321 Backlog Aircraft	Year	2015
34	159 920	155	A321 Backlog Aircraft	Year	2015
35	159 911	156	A321 Backlog Aircraft	Year	2016
36	159 912	157	A321 Backlog Aircraft	Year	2016
37	159 917	158	A321 Backlog Aircraft	Year	2016
38	159 918	159	A321 Backlog Aircraft	Year	2016
39	159 926	160	A321 Backlog Aircraft	Year	2016
40	159 927	161	A321 Backlog Aircraft	Year	2016
41	159 928	162	A321 Backlog Aircraft	Year	2016
42	159 952	163	A320 Backlog Aircraft	Year	2016
43	159 953	164	A320 Backlog Aircraft	Year	2016

44	159 934	165	A320 Backlog Aircraft	Year	2016
45	159 922	166	A320 Backlog Aircraft	Year	2017
46	159 954	167	A320 Backlog Aircraft	Year	2017
47	159 955	168	A320 Backlog Aircraft	Year	2017
48	159 921	169	A320 Backlog Aircraft	Year	2017
49	104 440	170	A320 Backlog Aircraft	Year	2017
50	104 442	171	A320 Backlog Aircraft	Year	2017
51	159 909	172	A320 Backlog Aircraft	Year	2017
52	159 910	173	A320 Backlog Aircraft	Year	2017
53		174	A320 NEO Aircraft	Year	2018
54		175	A320 NEO Aircraft	Year	2018
55		176	A320 NEO Aircraft	Year	2018
56		177	A320 NEO Aircraft	Year	2018
57		178	A320 NEO Aircraft	Year	2018
58		179	A320 NEO Aircraft	Year	2018
59		180	A320 NEO Aircraft	Year	2018
60		181	A320 NEO Aircraft	Year	2018
61		182	A320 NEO Aircraft	Year	2018
62		183	A320 NEO Aircraft	Year	2018
63		184	A320 NEO Aircraft	Year	2019
64		185	A320 NEO Aircraft	Year	2019
65		186	A320 NEO Aircraft	Year	2019

66	187	A320 NEO Aircraft	Year	2019
67	188	A320 NEO Aircraft	Year	2019
68	189	A320 NEO Aircraft	Year	2019
69	190	A320 NEO Aircraft	Year	2019
70	191	A320 NEO Aircraft	Year	2019
71	192	A320 NEO Aircraft	Year	2019
72	193	A320 NEO Aircraft	Year	2019
73	194	A320 NEO Aircraft	Year	2020
74	195	A320 NEO Aircraft	Year	2020
75	196	A320 NEO Aircraft	Year	2020
76	197	A320 NEO Aircraft	Year	2020
77	198	A320 NEO Aircraft	Year	2020
78	199	A320 NEO Aircraft	Year	2020
79	200	A320 NEO Aircraft	Year	2020
80	201	A320 NEO Aircraft	Year	2020
81	202	A320 NEO Aircraft	Year	2020
82	203	A320 NEO Aircraft	Year	2020
83	204	A320 NEO Aircraft	Year	2021
84	205	A320 NEO Aircraft	Year	2021
85	206	A320 NEO Aircraft	Year	2021
86	207	A320 NEO Aircraft	Year	2021
87	208	A320 NEO Aircraft	Year	2021

88	209	A320 NEO Aircraft	Year	2021
89	210	A320 NEO Aircraft	Year	2021
90	211	A320 NEO Aircraft	Year	2021
91	212	A320 NEO Aircraft	Year	2021
92	213	A320 NEO Aircraft	Year	2021

EXHIBIT A

E X H I B I T  A

Exhibit A1:	A320 Standard Specification document number D.000.02000 Issue 8 dated June 20, 2011

Exhibit A2:	A321 Standard Specification document number E.000.02000 Issue 5 dated June 20, 2011

Exhibit A3:	A320 Standard Specification document number D.000.02000 Issue 6 dated January 31, 2005

EXHIBIT A1

A320 STANDARD SPECIFICATION

Document Number D.000.02000 Issue 8 dated June 20, 2011

The A320 Standard Specification document number D.000.02000 Issue 8 dated June 20, 2011 is contained in a separate folder.

EXHIBIT A2

A321 STANDARD SPECIFICATION

Document Number E.000.02000 Issue 5 dated June 20, 2011

The A321 Standard Specification document number E.000.02000 Issue 5 dated June 20, 2011 is contained in a separate folder.

EXHIBIT A3

A320 STANDARD SPECIFICATION

Document Number D.000.02000 Issue 6 dated January 31, 2005

The A320 Standard Specification document number D.000.02000 Issue 6 dated January 31, 2005 is contained in a separate folder.

E X H I B I T  B

Exhibit B1:	Form of a Specification Change Notice

Exhibit B2:	Form of a Manufacturer’s Specification Change Notice

Exhibit B3:	SCN List A320 Backlog Aircraft (excluding Group 1 A320 Aircraft)

Exhibit B4:	SCN List A320 NEO Aircraft

Exhibit B5:	SCN List A321 Backlog Aircraft

Exhibit B6:	SCN List Group 1 A320 Aircraft

Exhibit B1
For

SPECIFICATION CHANGE NOTICE	SCN Number
Issue
(SCN)	Dated
Page

Title :

Description :

Remarks / References

Specification changed by this SCN

This SCN requires prior or concurrent acceptance of the following SCN (s):

Price per aircraft

US DOLLARS:

AT DELIVERY CONDITIONS:

This change will be effective on                      AIRCRAFT N°          and subsequent.

Provided approval is received by

Buyer approval	Seller approval

By:	By:

Date:	Date:

Exhibit B1
For

SPECIFICATION CHANGE NOTICE	SCN Number
Issue
(SCN)	Dated
Page

Specification repercussion:

After contractual agreement with respect to weight, performance, delivery, etc, the indicated part of the specification wording will read as follows:

Exhibit B1
For

SPECIFICATION CHANGE NOTICE	SCN Number
Issue
(SCN)	Dated
Page

Scope of change (FOR INFORMATION ONLY)

Exhibit B2
For

MANUFACTURER’S SPECIFICATION CHANGE NOTICE	MSCN Number
Issue
(MSCN)	Dated
Page

Title :

Description :

Effect on weight :

•	Manufacturer’s Weight Empty change :

•	Operational Weight Empty change :

•	Allowable Payload change :

Remarks / References

Specification changed by this MSCN

Price per aircraft

US DOLLARS:

AT DELIVERY CONDITIONS:

This change will be effective on                      AIRCRAFT N°          and subsequent.

Provided MSCN is not rejected by

Buyer approval	Seller approval

By:	By:

Date:	Date:

Exhibit B2
For

MANUFACTURER’S SPECIFICATION CHANGE NOTICE	MSCN Number
Issue
(MSCN)	Dated
Page

Specification repercussion:

After contractual agreement with respect to weight, performance, delivery, etc, the indicated part of the specification wording will read as follows:

Exhibit B2
For

MANUFACTURER’S SPECIFICATION CHANGE NOTICE	MSCN Number
Issue
(MSCN)	Dated
Page

Scope of change (FOR INFORMATION ONLY)

EXHIBIT B3

JETBLUE A320 CUSTOMIZATION BUDGET PROPOSAL

Based on Standard Specification A320-200 issue 8.0 dated 20 June 2011

A320 Backlog Aircraft (excluding Group 1 A320 Aircraft)

ATA	TITLE	A320-200 SCNs [***] per aircraft	Estimated BFE Budget [***] per aircraft	Comments
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***] [***]	[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL AND PROPRIETARY	Exh B3

EXHIBIT B3

JETBLUE A320 CUSTOMIZATION BUDGET PROPOSAL

Based on Standard Specification A320-200 issue 8.0 dated 20 June 2011

A320 Backlog Aircraft (excluding Group 1 A320 Aircraft)

ATA	TITLE	A320-200 SCNs [***] per aircraft	Estimated BFE Budget [***] per aircraft	Comments
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]		[***]
57-00	Installation of sharklets	[***]		Subject to industrial and certification contraints
72-00	A320-200 engine selection - V2527-A5 at 25,400 lbf (**)	[***]

	TOTAL OF SCNS AND ESTIMATED BFE BUDGET [***] PER AIRCRAFT	[***]	[***]

[***]

(**) :	The indicated thrust is the Airbus Equivalent Thrust at Mach number 0.25 / ISA +15C / sea level thrust divided by 0.8 (representative of sea level aircraft performance).

It may differ from the nominal thrust that will be eventually indicated by the engine manufacturer.

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL AND PROPRIETARY	Exh B3

EXHIBIT B4

JETBLUE A320NEO CUSTOMIZATION BUDGET PROPOSAL

Based on Standard Specification A320-200 issue 8.0 dated 20 June 2011

A320 NEO Aircraft

LIST OF IRREVOCABLE SCNS ASSOCIATED WITH THE NEO OPTIONS

NB: These options shall be irrevocably part of the A320 NEO specification

A320-200 NEO
ATA	TITLE	SCN Budget $[***] per aircraft
[***]	[***]	[***]
57-00	Installation of sharklets	[***]
72-00	A320-200 NEO engine selection : CFMI LEAP-X1A26 at 26,300 lbf (**) or PW PW1127G at 26,300 lbf (**)	[***]

	TOTAL OF IRREVOCABLE SCNS - [***] PER AIRCRAFT	[***]

LIST OF ADDITIONAL SCNS

NB: Certain options from this list and currently available Airbus catalogues may not be applicable and/or certified for Aircraft equipped with New Engine Option in 2016 and 2017.

A320-200 NEO
ATA	TITLE	SCN Budget [***] per aircraft	Estimated BFE Budget [***] per aircraft	Comments
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***] [***]	[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***] [***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]		[***]

	TOTAL OF ADDITIONAL SCNS AND ESTIMATED BFE BUDGET - [***] PER AIRCRAFT	[***]	[***]

	GRAND TOTAL SCN AND BFE BUDGET FOR A320-200 EQUIPPED WITH NEO - [***] PER AIRCRAFT	[***]	[***]

[***]

(**) :	The indicated thrust is the Airbus Equivalent Thrust at Mach number 0.25 / ISA +15C / sea level thrust divided by 0.8 (representative of sea level aircraft performance).

It may differ from the nominal thrust that will be eventually indicated by the engine manufacturer.

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL AND PROPRIETARY	Exh B4

EXHIBIT B5

JETBLUE A321 CUSTOMIZATION BUDGET PROPOSAL

Based on Standard Specification A321-200 issue 5.0 dated 20 June 2011

A321 Backlog Aircraft

ATA	TITLE	A321-200 SCNs [***] per aircraft	Estimated BFE Budget [***] per aircraft	Comments
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***] [***] [***] [***]	[***]	[***]	[***] [***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***] [***] [***] [***]	[***]
[***]	[***] [***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***] [***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL AND PROPRIETARY	Exh B5

EXHIBIT B5

JETBLUE A321 CUSTOMIZATION BUDGET PROPOSAL

Based on Standard Specification A321-200 issue 5.0 dated 20 June 2011

A321 Backlog Aircraft

ATA	TITLE	A321-200 SCNs [***] per aircraft	Estimated BFE Budget [***] per aircraft		Comments
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]			[***]
[***]	[***]	[***]			[***]
57-00	Installation of sharklets	[***]			Subject to industrial and certification contraints
72-00	A321-200 engine selection - V2533-A5 at [***] (***)	Install : Incl. in A/F PriceEng : Engine Manufacturer

	TOTAL OF SCNS AND ESTIMATED BFE BUDGET - [***] PER AIRCRAFT	[***]	[	***]

[***]

(***) :	The indicated thrust is the Airbus Equivalent Thrust at Mach number 0.25 / ISA +15C / sea level thrust divided by 0.8 (representative of sea level aircraft performance).

It may differ from the nominal thrust that will be eventually indicated by the engine manufacturer.

Additional options for considerations

ATA	TITLE	A321-200 SCNs [***] per aircraft	Estimated BFE Budget [***] per aircraft	Comments
[***]	[***]	[***]		[***]

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL AND PROPRIETARY	Exh B5

EXHIBIT B6

JETBLUE A320 CUSTOMIZATION BUDGET PROPOSAL

Based on Standard Specification A320-200 issue 6.0 dated 31st January 2005

Group 1 A320 Aircraft

EPAC/TDU	TITLE	SCN ref	A320-200 SCNs [***] per aircraft	Comments
[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL AND PROPRIETARY	Exh B6

EXHIBIT B6

JETBLUE A320 CUSTOMIZATION BUDGET PROPOSAL

Based on Standard Specification A320-200 issue 6.0 dated 31st January 2005

Group 1 A320 Aircraft

EPAC/TDU	TITLE	SCN ref	A320-200 SCNs [***] per aircraft	Comments
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL AND PROPRIETARY	Exh B6

EXHIBIT B6

JETBLUE A320 CUSTOMIZATION BUDGET PROPOSAL

Based on Standard Specification A320-200 issue 6.0 dated 31st January 2005

Group 1 A320 Aircraft

EPAC/TDU	TITLE	SCN ref	A320-200 SCNs [***] per aircraft	Comments
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL AND PROPRIETARY	Exh B6

EXHIBIT B6

JETBLUE A320 CUSTOMIZATION BUDGET PROPOSAL

Based on Standard Specification A320-200 issue 6.0 dated 31st January 2005

Group 1 A320 Aircraft

EPAC/TDU	TITLE	SCN ref	A320-200 SCNs [***] per aircraft	Comments
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL AND PROPRIETARY	Exh B6

EXHIBIT B6

JETBLUE A320 CUSTOMIZATION BUDGET PROPOSAL

Based on Standard Specification A320-200 issue 6.0 dated 31st January 2005

Group 1 A320 Aircraft

EPAC/TDU	TITLE	SCN ref	A320-200 SCNs [***] per aircraft	Comments
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

	TOTAL OF SCNS BUDGET - $US [***] PER AIRCRAFT		[***]

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL AND PROPRIETARY	Exh B6

EXHIBIT C

PART 1	SELLER PRICE REVISION FORMULA

1.1	Base Prices

The Base Price as quoted in Clause 3.1 of the Agreement is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions hereof.

1.2	Base Period

The Airframe Base Price has been established in accordance with the average economic conditions prevailing in December 2008, January 2009, February 2009 and corresponding to a theoretical delivery in January 2010 as defined by “ECIb” and “ICb” index values indicated hereafter.

1.3	Indexes

Labor Index: “Employment Cost Index for Workers in Aerospace manufacturing” hereinafter referred to as “ECI336411W”, quarterly published by the US Department of Labor, Bureau of Labor Statistics, in “NEWS”, and found in: Table 9, “WAGES and SALARIES (not seasonally adjusted): Employment Cost Indexes for Wages and Salaries for private industry workers by industry and occupational group”, or such other name that may be from time to time used for the publication title and/or table, (Aircraft manufacturing, NAICS Code 336411, base month and year December 2005 = 100).

The quarterly value released for a certain month (March, June, September and December) shall be the one deemed to apply for the two (2) preceding months.

Index code for access on the Web site of the US Bureau of Labor Statistics: CIU2023211000000I.

Material Index: “Industrial Commodities” (hereinafter referred to as “IC”) as published in “PPI Detailed report” (found in Table 6. “Producer price indexes and percent changes for commodity groupings and individual items not seasonally adjusted” or such other names that may be from time to time used for the publication title and/or table). (Base Year 1982 = 100).

Index code for access on the Web site of the US Bureau of Labor Statistics: WPU03THRU15.

1.4	[***]

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

EXH C – 1 of 13

1.5	General Provisions

1.5.1	Rounding

The Labor Index average and the Material Index average shall be computed to the first decimal. If the next succeeding place is five (5) or more, the preceding decimal place shall be raised to the next higher figure.

Each quotient shall be rounded to the nearest then thousandth (4 decimals). If the next succeeding place is five (5) or more, the preceding decimal place shall be raised to the next higher figure.

The final factor shall be rounded to the nearest ten thousandth (4 decimals).

The final price shall be rounded to the nearest whole number (0.5 or more rounded to 1).

1.5.2	Substitution of Indexes for Airbus Price Revision Formula

If;

(i) the United States Department of Labor substantially revises the methodology of calculation of the Labor Index or the Material Index as used in the Airbus Price Revision Formula, or

(ii) the United States Department of Labor discontinues, either temporarily or permanently, such Labor Index or such Material Index, or

(iii) the data samples used to calculate such Labor Index or such Material Index are substantially changed;

The Seller shall select a substitute index for inclusion in the Airbus Price Revision Formula (the “Substitute Index”).

The Substitute Index shall reflect as closely as possible the actual variance of the Labor Costs or of the material costs used in the calculation of the original Labor Index or Material Index as the case may be.

As a result of the selection of the Substitute Index, AIRBUS shall make an appropriate adjustment to the Airbus Price Revision Formula to combine the successive utilization of the original Labor Index or Material Index (as the case may be) and of the Substitute Index.

1.5.3	Final Index Values

The index values as defined in Clause 1.4. hereof shall be considered final and no further adjustment to the basic prices as revised at delivery of the Aircraft shall be made after Aircraft delivery for any subsequent changes in the published index values.

1.5.4	Limitation

Should the sum [***]

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

EXH C – 2 of 13

PART 2	CFM INTERNATIONAL PRICE REVISION FORMULA

(APPLICABLE TO ENGINES ON A319 NEO AIRCRAFT, A320 NEO AIRCRAFT AND A321 NEO AIRCRAFT)

2.1	Propulsion System Reference Price

The “Reference Price” for a set of two (2)

CFM LEAP X-1A24 engines is US$[***] (US dollars – [***]),

CFM LEAP X-1A26 engines is US$[***] (US dollars [***]), and

CFM LEAP X-1A32 engines is US$[***] (US dollars – [***]).

The Reference Price applies to the engine type as specified in the Clause 2.3.2(i) of the Agreement.

The Reference Price is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics and in accordance with the provisions of Clauses 2.4 and 2.5 hereof.

2.2	Reference Period

The Reference Price for a set of two (2) CFM LEAP-X engines has been established in accordance with the economic conditions prevailing for a theoretical delivery in [***] as defined by CFM INTERNATIONAL by the Reference Composite Price Index (CPI) [***].

2.3	Indexes

Labor Index: “Employment Cost Index for Workers in Aerospace manufacturing” hereinafter referred to as “ECI336411W”, quarterly published by the US Department of Labor, Bureau of Labor Statistics, in “NEWS”, and found in: Table 9, “WAGES and SALARIES (not seasonally adjusted): Employment Cost Indexes for Wages and Salaries for private industry workers by industry and occupational group”, or such other name that may be from time to time used for the publication title and/or table, (Aircraft manufacturing, NAICS Code 336411, base month and year December 2005 = 100, hereinafter multiplied by [***] and rounded to the first decimal place).

The quarterly value released for a certain month (March, June, September and December) shall be the one deemed to apply for the two preceding months.

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

EXH C – 3 of 13

Index code for access on the Web site of the US Bureau of Labor Statistics: CIU2023211000000I

Material Index: “Industrial Commodities” (hereinafter referred to as “IC”) as published in “PPI detailed report” (found in Table 6. “Producer price indexes and percent changes for commodity groupings and individual items not seasonally adjusted” or such other names that may be from time to time used for the publication title and/or table). (Base Year 1982 = 100).

Index code for access on the Web site of the US Bureau of Labor Statistics: WPU03THRU15.

2.4	Revision Formula

[***].

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

EXH C – 4 of 13

2.5	General Provisions

2.5.1	Roundings

(i) The Material index average ([***]) shall be rounded to the nearest second decimal place and the labor index average ([***]) shall be rounded to the nearest first decimal place.

(ii) CPIn shall be rounded to the nearest second decimal place.

(iii) The final factor ([***]) shall be rounded to the nearest third decimal place.

If the next succeeding place is five (5) or more, the preceding decimal place shall be raised to the next higher figure. After final computation [***] shall be rounded to the nearest whole number (0.5 rounds to 1).

2.5.2	Final Index Values

The revised Reference Price at the date of Aircraft Delivery shall not be subject to any further adjustments in the indexes.

2.5.3	Interruption of Index Publication

If the US Department of Labor substantially revises the methodology of calculation or discontinues any of these indexes referred to hereabove, AIRBUS shall reflect the substitute for the revised or discontinued index selected by CFM INTERNATIONAL, such substitute index to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original index as it may have fluctuated had it not been revised or discontinued.

Appropriate revision of the formula shall be made to accomplish this result.

2.5.4	Annulment of the Formula

Should the above escalation provisions become null and void by action of the US Government, the Reference Price shall be adjusted due to increases in the costs of labor and materiel which have occurred from the period represented by the applicable Reference Composite Price Index to the twelfth (12th) month prior to the scheduled month of Aircraft Delivery.

2.5.5	Limitation

Should the ratio [***].

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

EXH C – 5 of 13

PART 3	INTERNATIONAL AERO ENGINES PRICE REVISION FORMULA

(APPLICABLE TO ENGINES ON THE A319 BACKLOG AIRCRAFT, A320 BACKLOG AIRCRAFT, A321 BACKLOG AIRCRAFT AND GROUP 1 A320 AIRCRAFT)

3.1	Propulsion Systems Reference Price

The “Reference Price” for a set of two (2)

IAE V2524-A5 engines is US[***] (US dollars – [***]),

IAE V2527-A5 engines is US$[***] (US dollars – [***]),

IAE V2533-A5 engines is USD [***] (US dollars – [***]).

The Reference Price applies to the Engine type as specified in Clauses 2.3.1 and 2.3.3 of the Agreement.

This Reference Price is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions hereof.

3.2	Reference Period

The above Reference Price has been established in accordance with the averaged economic conditions prevailing in June 2005, July 2005 and August 2005 (delivery conditions January 2006), as defined, according to INTERNATIONAL AERO ENGINES by the [***] and [***], index values indicated in Clause 3.4. hereof.

3.3	Indexes

Labor Index: “Employment Cost Index for Workers in Aerospace manufacturing” hereinafter referred to as “ECI336411W”, quarterly published by the US Department of Labor, Bureau of Labor Statistics, in “NEWS”, and found in: Table 9, “WAGES and SALARIES (not seasonally adjusted): Employment Cost Indexes for Wages and Salaries for private industry workers by industry and occupational group”, or such other name that may be from time to time used for the publication title and/or table, (Aircraft manufacturing, NAICS Code 336411, base month and year December 2005 = 100).

The quarterly value released for a certain month (March, June, September and December) shall be the one deemed to apply for the two preceding months.

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

EXH C – 6 of 13

Index code for access on the Web site of the US Bureau of Labor Statistics: CIU2023211000000I.

Material Index: “Industrial Commodities” (hereinafter referred to as “IC”) as published in “PPI detailed report” (found in Table 6. “Producer price indexes and percent changes for commodity groupings and individual items not seasonally adjusted” or such other names that may be from time to time used for the publication title and/or table). (Base Year 1982 = 100).

Index code for access on the Web site of the US Bureau of Labor Statistics: WPU03THRU15.

3.4	Revision Formula

[***]

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

EXH C – 7 of 13

3.5	General Provisions

3.5.1	Roundings

(i) [***] and ICn shall be calculated to the nearest tenth (1 decimal).

(ii) Each quotient ([***]) shall be calculated to the nearest ten-thousandth (4 decimals).

(iii) The final factor shall be rounded to the nearest ten-thousandth (4 decimals).

If the next succeeding place is five (5) or more the preceding decimal place shall be raised to the nearest higher figure.

After final computation [***] shall be rounded to the nearest whole number (0.5 rounds to 1).

3.5.2	Final Index Values

The revised Reference Price at the date of Aircraft delivery shall be the final price and shall not be subject to any further adjustments in the indexes.

If no final index values are available for any of the applicable month, the then published preliminary figures shall be the basis on which the Revised Reference Price shall be computed.

3.5.3	Interruption of Index Publication

If the US Department of Labor substantially revises the methodology of calculation or discontinues any of these indexes referred to hereabove, AIRBUS shall reflect the substitute for the revised or discontinued index selected by INTERNATIONAL AERO ENGINES, such substitute index to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original index as it may have fluctuated had it not been revised or discontinued.

Appropriate revision of the formula shall be made to accomplish this result.

3.5.4	Annulment of Formula

Should the above escalation provisions become null and void by action of the US Government, the Reference Price shall be adjusted due to increases in the costs of labor and materiel which have occurred from the period represented by the applicable Reference Price Indexes to the fifth (5th), sixth (6th) and seventh (7th) month prior to the scheduled Aircraft delivery.

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

EXH C – 8 of 13

3.5.5	Limitation

Should the revised Reference Price [***], the final price shall be [***].

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

EXH C – 9 of 13

PART 4	PRATT AND WHITNEY PRICE REVISION FORMULA

(APPLICABLE TO ENGINES ON A319 NEO AIRCRAFT, A320 NEO AIRCRAFT, AND A321 NEO AIRCRAFT)

4.1	Propulsion Systems Reference Price

The “Reference Price” for a set of two (2)

PW1124G engines is US$[***] (US dollars – [***]),

PW1127G engines is US$[***] (US dollars – [***]), and

PW1133G engines is US$[***] (US dollars – [***]).

The Reference Price is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions hereof.

4.2	Base Period

The Reference Price has been established in accordance with the average economic conditions prevailing in December 2008, January 2009, February 2009 and corresponding to a theoretical delivery in January 2010 as defined by “[***]”, “[***]” and “[***]” index values indicated hereafter.

4.3	Indexes

Labor Index: “Employment Cost Index for Workers in Aerospace manufacturing” hereinafter referred to as “ECI336411W”, quarterly published by the US Department of Labor, Bureau of Labor Statistics, in “NEWS”, and found in Table 9, “WAGES and SALARIES (not seasonally adjusted): Employment Cost Indexes for Wages and Salaries for private industry workers by industry and occupational group”, or such other name that may be from time to time used for the publication title and/or table, (Aircraft manufacturing, NAICS Code 336411, base month and year December 2005 = 100).

The quarterly value released for a certain month (March, June, September and December) shall be the one deemed to apply for the two preceding months.

Index code for access on the Web site of the US Bureau of Labor Statistics: CIU2023211000000I.

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

EXH C – 10 of 13

Material Index: “Industrial Commodities” (hereinafter referred to as “IC”) as published in “PPI Detailed Report” (found in Table 6. “Producer Price indexes and percent changes for commodity and service groupings and individual items not seasonally adjusted” or such other names that may be from time to time used for the publication title and/or table). (Base Year 1982 = 100).

Index code for access on the Web site of the US Bureau of Labor Statistics: WPU03THRU15

Metal Index: “Metals and metal products” Code 10” (hereafter referred to as “C10”) as published in “PPI Detailed Report” (found in Table 6. “Producer Price indexes and percent changes for commodity and service groupings and individual items not seasonally adjusted” or such other names that may be from time to time used for the publications title and/or table). (Base 1982 = 100).

Index code for access on the Web site of the US Bureau of Labor Statistics: WPU10.

4.4	Revision formula

[***]

4.5	General Provisions

4.5.1	Roundings

The Labor Index average, the Material Index average, and the Metal Index average shall be computed to the first decimal. If the next succeeding place is five (5) or more, the preceding decimal place shall be raised to the next higher figure.

Each quotient ([***]), ([***]) and ([***]) shall be rounded to the nearest ten-thousandth (4 decimals). If the next succeeding place is five (5) or more, the preceding decimal place shall be raised to the next higher figure.

The final factor shall be rounded to the nearest ten-thousandth (4 decimals).

The final price shall be rounded to the nearest whole number (0.5 or more rounded to 1).

4.5.2	Substitution of Indexes for Price Revision Formula

If:

(i)	the United States Department of Labor substantially revises the methodology of calculation of the Labor Index , the Material Index, or the Metal Index as used in the Price Revision Formula, or

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

EXH C – 11 of 13

(ii)	the United States Department of Labor discontinues, either temporarily or permanently, such Labor Index , such Material Index, or such Metal Index, or

(iii)	the data samples used to calculate such Labor Index , such Material Index, or such Metal Index are substantially changed;

Pratt and Whitney shall select a substitute index for inclusion in the Price Revision Formula (the “Substitute Index”) and AIRBUS shall reflect such Substitute Index.

The Substitute Index shall reflect as closely as possible the actual variance of the labor costs, of the material costs, or of the metal costs used in the calculation of the original Labor Index, Material Index, or Metal Index as the case may be.

EXH C – 12 of 13

As a result of the selection of the Substitute Index, an appropriate adjustment to the Price Revision Formula shall be performed, to combine the successive utilization of the original Labor Index, Material Index or Metal Index (as the case may be) and of the Substitute Index.

4.5.3	Final Index Values

The Index values as defined in Clause 4 above shall be considered final and no further adjustment to the adjusted Reference Price as revised at Aircraft Delivery (or payment of such revised amounts, as the case may be) shall be respectively made after Aircraft Delivery (or payment of such adjusted amounts, as the case may be) for any subsequent changes in the published Index values.

4.5.4	Limitation

Should the sum of [***].

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

EXH C – 13 of 13

EXHIBIT D

CERTIFICATE OF ACCEPTANCE

In accordance with the terms of [clause [—]] of the purchase agreement dated [day] [month], 2011 and made between JetBlue Airways Corporation (the “Customer”) and Airbus S.A.S. as amended and supplemented from time to time (the “Purchase Agreement”), the technical acceptance tests relating to one Airbus A3[—]-[—] aircraft, bearing manufacturer’s serial number [—], and registration mark [—](the “Aircraft”) have taken place in [Blagnac/Hamburg].

In view of said tests having been carried out with satisfactory results, the Customer, [as agent of [insert the name of the lessor/SPC] (the “Owner”) pursuant to the [purchase agreement assignment] dated [day] [month] [year], between the Customer and the Owner] hereby approves the Aircraft as being in conformity with the provisions of the Purchase Agreement and accepts the Aircraft for delivery in accordance with the provisions of the Purchase Agreement.

Such acceptance shall not impair the rights that may be derived from the warranties relating to the Aircraft set forth in the Purchase Agreement.

Any right at law or otherwise to revoke this acceptance of the Aircraft is hereby irrevocably waived.

IN WITNESS WHEREOF, the Customer, [as agent of the Owner] has caused this instrument to be executed by its duly authorized representative this      day of [month], [year] in [Blagnac/Hamburg].

CUSTOMER [as agent of OWNER]

Name:

Title:

Signature:

EXH D – 1 of 1

EXHIBIT E

BILL OF SALE

Know all men by these presents that Airbus S.A.S., a Société par Actions Simplifiée existing under French law and having its principal office at 1 rond-point Maurice Bellonte, 31707 Blagnac Cedex, FRANCE (the “Seller”), was this [day] [month] [year] the owner of the title to the following airframe (the “Airframe”), the [engines/propulsion systems] as specified (the “[Propulsion System]”) and [all appliances, components, parts, instruments, accessories, furnishings, modules and other equipment of any nature], [excluding buyer furnished equipment (“BFE”),] incorporated therein, installed thereon or attached thereto on the date hereof (the “Parts”):

AIRFRAME:	[PROPULSION SYSTEM]:

AIRBUS Model A3[—]-[—]	[Insert name of engine or propulsion system manufacturer] Model [—]

MANUFACTURER’S SERIAL NUMBER: [—]	ENGINE SERIAL NUMBERS: LH: [—] RH: [—]

REGISTRATION MARK: [—]

[and [had] such title to the BFE as was acquired by it from [insert name of vendor of the BFE] pursuant to a bill of sale dated      [month] [year] (the “BFE Bill of Sale”)].

The Airframe, [Engines/Propulsion Systems] and Parts are hereafter together referred to as the “Aircraft”.

The Seller did this      day of [month] [year], sell, transfer and deliver all of its above described rights, title and interest in and to the Aircraft [and the BFE] to the following entity and to its successors and assigns forever, said Aircraft [and the BFE] to be the property thereof:

[Insert Name/Address of Buyer]

(the “Buyer”)

The Seller hereby warrants to the Buyer, its successors and assigns that it had [(i)] good and lawful right to sell, deliver and transfer title to the Aircraft to the Buyer and that there was conveyed to the Buyer good, legal and valid title to the Aircraft, free and clear of all liens, claims, charges, encumbrances and rights of others and that the Seller will warrant and defend such title forever against all claims and demands whatsoever [and (ii) such title to the BFE as Seller has acquired from [insert name of vendor of the BFE] pursuant to the BFE Bill of Sale].

This Bill of Sale shall be governed by and construed in accordance with the laws of [same governing law as the Purchase Agreement].

IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed by its duly authorized representative this      day of [month], [year] in [Blagnac/Hamburg].

AIRBUS S.A.S.

Name:
Title:
Signature:

EXH E – 1 of 1

EXHIBIT F

S E R V I C E    L I F E    P O L I C Y

L I S T    O F    I T E M S

PA 1 of 2

EXHIBIT F

SELLER SERVICE LIFE POLICY

1	The Items covered by the Service Life Policy pursuant to Clause 12.2 are those Seller Items of primary and auxiliary structure described hereunder.

[***]

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

PA 2 of 2

EXHIBIT G

TECHNICAL DATA INDEX

EXH G - 1 of 15

EXHIBIT G

TECHNICAL DATA INDEX

Where applicable data will be established in general compliance with ATA 100 Information Standards for Aviation Maintenance, and the applicable provisions for digital standard of ATA Specification 2200 (iSpec2200).

The following index identifies the Technical Data provided in support of the Aircraft.

The explanation of the table is as follows:

NOMENCLATURE	Self-explanatory.

ABBREVIATED DESIGNATION (Abbr)	Self-explanatory.

AVAILABILITY (Avail)

Technical Data can be made available :

•	ON-LINE (ON) through the relevant service on AirbusWorld,

and / or

•	OFF-LINE (OFF) through the most suitable means applicable to the size of the concerned document (e.g CD or DVD).

FORMAT (Form)

Following Technical Data formats may be used:

•	SGML - Standard Generalized Mark-up Language, which allows further data processing by the Buyer.

•	XML - Extensible Mark-up Language, evolution of the SGML text format to cope with WEB technology requirements.

•	XML is used for data processing. Processed data shall be consulted through the e-doc Viewer FOCT - Flight Operations Consultation Tool.

•	XML data may be customized using Airbus customization tools (Flight Operations Documentation Manager , ADOC) or the Buyer’s own XML based editing tools.

•	CGM - Computer Graphics Metafile, format of the interactive graphics associated with the XML and /or SGML text file delivery.

•	PDF (PDF) - Portable Document Format allowing data consultation.

EXH G - 2 of 15

EXHIBIT G

•

Advanced Consultation Tool - refers to Technical Data consultation application that offers advanced consultation & navigation functionality compared to PDF. Both browser software & Technical Data are packaged together.

•	P1 / P2 - refers to manuals printed on one side or both sides of the sheet.

•	CD-P - refers to CD-Rom including Portable Document Format (PDF) Data.

•	CD-XML - Refers to CD-Rom including XML data

TYPE	C	CUSTOMIZED. Refers to manuals that are applicable to an individual Airbus customer/operator fleet or aircraft.

G	GENERIC. Refers to manuals that are applicable for all Airbus aircraft types/models/series.

E	ENVELOPE. Refers to manuals that are applicable to a whole group of Airbus customers for a specific aircraft type/model/series.

QUANTITY (Qty)		Self-explanatory for physical media.

DELIVERY (Deliv)

Delivery refers to scheduled delivery dates and is expressed in either the number of corresponding days prior to first Aircraft delivery, or nil (0) referring to the Delivery Date of corresponding Aircraft.

The number of days indicated shall be rounded up to the next regular revision release date.

EXH G - 3 of 15

EXHIBIT G

OPERATIONAL MANUALS AND DATA

NOMENCLATURE	Abbr	Avail	Form	Type	Qty	Deliv	Comments
Flight Crew Operating Manual	FCOM	ON	XML	C	[***]	[***]
		OFF	CD-XML	C	[***]	[***]
Flight Crew Training Manual	FCTM	ON	XML	C	[***]	[***]	FCTM is a supplement to FCOM, a “Pilot’s guide” for use in training and in operations
		OFF	CD-XML	C	[***]	[***]
Cabin Crew Operating Manual	CCOM	ON	XML	C	[***]	[***]
		OFF	CD-XML	C	[***]	[***]
Flight Manual	FM	ON	XML	C	[***]	[***]
		OFF	CD-XML	C	[***]	[***]
		OFF	PDF	C	[***]	[***]	*PDF secure format integrated in the FOCT viewer, used for loading on board aircraft EFB, in agreement with Airworthiness Authorities.

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

EXH G - 4 of 15

EXHIBIT G

OPERATIONAL MANUALS AND DATA

NOMENCLATURE	Abbr	Avail	Form	Type	Qty	Deliv	Comments
Master Minimum Equipment List	MMEL	ON	XML	C	[***]	[***]
		OFF	CD-XML	C	[***]	[***]
Quick Reference Handbook	QRH	ON	XML	C	[***]	[***]
		OFF	CD-XML	C	[***]	[***]
Trim Sheet	TS	OFF	Electronic format	C	[***]	[***]	Transferred to the Buyer by electronic mail (MS Word or PDF or TIFF). Note: additional document provided by the Seller : IATA Airport Handing Manual / AHM sections 515, 516, 560.
Weight and Balance Manual	WBM	ON	XML	C	[***]	[***]
		OFF	CD-XML	C	[***]	[***]
Performance Engineer’s Programs	PEP	ON	Performance Computation Tool	C	[***]	[***]	A collection of aircraft performance software tools in a common interface.
		OFF	Performance Computation Tool on CD	C	[***]	[***]
Performance Programs Manual	PPM	OFF	CD-P	C	[***]	[***]

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

EXH G - 5 of 14

EXHIBIT G

MAINTENANCE AND ASSOCIATED MANUALS

NOMENCLATURE	Abbr	Avail	Form	Type	Qty	Deliv	Comments

AirN@v / Maintenance, including :

Aircraft Maintenance Manual - AMM

Illustrated Parts Catalog (Airframe)- IPC

Illustrated Parts Catalog (Powerplant)- PIPC*

Trouble Shooting Manual - TSM

Aircraft Schematics Manual - ASM

Aircraft Wiring Lists - AWL

Aircraft Wiring Manual- AWM

Electrical Standard Practices Manual-ESPM

	AirN@v / Maintenance	ON	Advanced Consultation Tool	C	[***]	[***]
		OFF	Advanced Consultation Tool on DVD	C	[***]	[***]
AirN@v / Associated Data Consumable Material List - CML Standards Manual - SM Electrical Standard Practices Manual - ESPM Tool and Equipment Manual – TEM (*)	AirN@v / Associated Data	ON	Advanced Consultation Tool	G	[***]	[***]	* including Tool and Equipment Manual / Index & Support Equipment Summary data
		OFF	Advanced Consultation Tool on DVD	G	[***]	[***]
Technical Follow-up	TFU	ON	PDF	E	[***]	[***]	TFU for trouble shooting & maintenance, to be used with AirN@v
Aircraft Maintenance Manual	AMM	ON	SGML	C	[***]	[***]
		OFF	SGML	C	[***]	[***]

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

EXH G - 6 of 14

EXHIBIT G

MAINTENANCE AND ASSOCIATED MANUALS

NOMENCLATURE	Abbr	Avail	Form	Type	Qty	Deliv	Comments
Aircraft Schematics Manual	ASM	ON	SGML	C	[***]	[***]	Available from the Technical Data Download Service on AirbusWorld (Graphics in CGM, compliant with iSpec 2200 )
		OFF	SGML	C	[***]	[***]

Aircraft Wiring list	AWL	ON	SGML	C	[***]	[***]	Available from the Technical Data Download Service on AirbusWorld (Graphics in CGM, compliant with iSpec 2200 )
		OFF	SGML	C	[***]	[***]

Aircraft Wiring Manual	AWM	ON	SGML	C	[***]	[***]	Available from the Technical Data Download Service on AirbusWorld (Graphics in CGM, compliant with iSpec 2200 )
		OFF	SGML	C	[***]	[***]
Consumable Material List	CML	OFF	SGML	G	[***]	[***]
Ecam System Logic Data	ESLD	ON	PDF	E	[***]	[***]
		OFF	CD-P	E	[***]	[***]

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

EXH G - 7 of 14

EXHIBIT G

MAINTENANCE AND ASSOCIATED MANUALS

NOMENCLATURE	Abbr	Avail	Form	Type	Qty	Deliv	Comments
Electrical Load Analysis	ELA	OFF	PDF/MS Word Excel	C	[***]	[***]	One ELA supplied for each Aircraft, delivered one month after first Aircraft Delivery PDF File + Office automation format RTF & Excel file delivered on one single CD for ELA updating by the Buyer
Electrical Standard Practices Manual	ESPM	OFF	SGML	G	[***]	[***]
Electrical Standard Practices booklet	ESP	OFF	P2*	G	[***]	[***]	* Pocket size format booklet, which provides maintenance personnel with quick and easy access for the identification of electrical equipment and the required tooling.
Flight Data Recording Parameter Library	FDRPL	OFF	Advanced Consultation Tool on CD	E	[***]	[***]
Illustrated Parts Catalog (Airframe)	IPC	ON	SGML	C	[***]	[***]	Available from the Technical Data Download Service on AirbusWorld (Graphics in CGM, compliant with iSpec 2200 )
		OFF	SGML	C	[***]
Illustrated Parts Catalog (Powerplant)	PIPC	ON	PDF	C	[***]	[***]	Supplied by Propulsion Systems Manufacturer concurrently with the Airframe IPC.
		OFF	CD-P	C	[***]	[***]
AirN@v / Planning, including Maintenance Planning Document - MPD	AirN@v/ Planning	ON	Advanced Consultation Tool	E	[***]	[***]

In addition to MPD in AirN@v consultable format, AirN@v / Planning includes additional MPD files in the following downloadable formats: - PDF format

- MS XLS ( Excel) format

- TSDF / Text Structured Data File format (specific ASCII for MIS and Database upload )

- SGML format for further processing

Life Limited Parts information is included in the Airworthiness Limitation Section (ALS)

		OFF	Advanced Consultation Tool on DVD	E	[***]	[***]

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

EXH G - 8 of 14

EXHIBIT G

MAINTENANCE AND ASSOCIATED MANUALS

NOMENCLATURE	Abbr	Avail	Form	Type	Qty	Deliv	Comments
Maintenance Review Board Report - MRBR Airworthiness Limitation Section - ALS	MRBR ALS	ON	PDF	E	[***]	[***]
Tool & Equipment Bulletins	TEB	ON	PDF	E	[***]	[***]
Tool and Equipment Drawings	TED	ON	Advanced Consultation Tool	E	[***]	[***]

AirN@v / Engineering, including:

Airworthiness Directives - AD

European Airworthiness Directives - EUAD

(incl. French DGAC AD’s)

All Operator Telex - AOT

Operator Information Telex - OIT

Flight Operator Telex - FOT

Modification - MOD

Modification Proposal - MP

Service Bulletin - SB

Service Information Letter - SIL

Technical Follow-Up - TFU

Vendor Service Bulletin - VSB

	AirN@v/ Engineering	ON	Advanced Consultation Tool	C	[***]	[***]	AirN@v Engineering is an electronic index used for identification of the references and links between the Seller’s and Suppliers’ engineering documents
		OFF	Advanced Consultation Tool on DVD	C	[***]	[***]
Trouble Shooting Manual	TSM				[***]	[***]
		ON	SGML	C	[***]	[***]	Available from the Technical Data Download Service on AirbusWorld (Graphics in CGM, compliant with iSpec 2200)
		OFF	SGML	C	[***]	[***]	Effective CD delivery will only take place upon the Buyer’s express request.

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

EXH G - 9 of 14

EXHIBIT G

STRUCTURAL MANUALS

NOMENCLATURE	Abbr	Avail	Form	Type	Qty	Deliv	Comments
AirN@v / Repair, including: Structural Repair Manual (*) - SRM Non Destructive Testing Manual - NTM	AirN@v / Repair	ON	Advanced Consultation Tool	E	[***]	[***]
		OFF	Advanced Consultation Tool on DVD	E	[***]	[***]
Structural Repair Manual	SRM	ON	SGML	E	[***]
		OFF	SGML	E	[***]
Non Destructive Testing Manual	NTM	ON	SGML	E	[***]	[***]
		OFF	SGML	E	[***]	[***]

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

EXH G - 10 of 14

EXHIBIT G

OVERHAUL DATA

NOMENCLATURE	Abbr	Avail	Form	Type	Qty	Deliv	Comments
AirN@v / Workshop, including: Component Maintenance Manual Manufacturer - CMMM Duct Fuel Pipe Repair Manual - DFPRM	AirN@v / Workshop	ON	Advanced Consultation Tool	E	[***]	[***]
		OFF	Advanced Consultation Tool on DVD	E	[***]	[***]
Component Maintenance Manual Manufacturer	CMMM	ON	SGML	E	[***]	[***]
		OFF	SGML	E	[***]	[***]
Component Maintenance Manual Vendor	CMMV	OFF	CD-P	E	[***]	[***]	* Vendor Supply in digital PDF format.
		ON	PDF	E	[***]	[***]	Available from the “Supplier Technical Documentation On-Line Service” in AirbusWorld
Component Documentation Status	CDS	OFF	CD	C	[***]	[***]	Revised until 180 days after first Aircraft Delivery
Component Evolution List	CEL	ON	PDF	G	[***]	[***]
		OFF	CD-P	G	[***]	[***]

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

EXH G - 11 of 14

EXHIBIT G

ENGINEERING DOCUMENTS

NOMENCLATURE	Abbr	Avail	Form	Type	Qty	Deliv	Comments
Mechanical Drawings, including the Drawing Picture, Parts List / Parts Usage	MD	ON	Advanced Consultation Tool	C	[***]	[***]

Seller Installation, Assembly and Detailed part Drawings for Structure & System installations, fitted on the Buyer’s fleet or Aircraft . They cover the Aircraft “as designed”, ie in its original configuration at first Aircraft Delivery.

Repair drawings are supplied upon specific Buyer request.

Buyer’s queries shall be issued in connection with an approved document: SB, SRM or RAS (Repair Assessment Sheet)

Mechanical Drawings include:

2D Drawing sheets

Parts List / Parts Usage (in PDF).

Standards Manual	SM	ON	SGML	G	[***]	[***]
		OFF	SGML	G	[***]	[***]
Process and Material Specification	PMS	ON	PDF	G	[***]	[***]
		OFF	CD-P	G	[***]	[***]

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

EXH G - 12 of 14

EXHIBIT G

MISCELLANEOUS PUBLICATIONS

NOMENCLATURE	Abbr	Avail	Form	Type	Qty	Deliv	Comments
Airplane Characteristics for Airport Planning - AC Maintenance Facility Planning - MFP	AC/MFP	ON	PDF	E	[***]	[***]	Available On-Line in AirbusWorld
		OFF	CD-P	E	[***]	[***]	Grouped on one single CD Fallback solution to the on-line AC / MFP
ATA 100 Index	ATI	ON	PDF	E	[***]	[***]	6 Digits ATA 100 Index
C@DETS /Technical Data Training Courseware and Software	C@DETS	ON	Advanced Consultation Tool on CD	G	[***]	[***]

Technical Data self-tutorial training which provides basic familiarization tailored for Maintenance and Engineering personnel.

It is AirN@v Services oriented and available on AirbusWorld for downloading by module as required.

		OFF	Advanced Consultation Tool	G	[***]	[***]
Aircraft Recovery Manual	ARM	ON	PDF	E	[***]	[***]
		OFF	CD-P	E	[***]	[***]
Aircraft Rescue & Firefighting Chart	ARFC	ON	PDF	E	[***]	[***]	Chart can be downloaded from AirbusWorld either in TIFF or PDF format
		OFF	P1	E	[***]	[***]	Full size charts, which are available in poster format (530 x 640 mm)
Cargo Loading System Manual	CLS	ON	PDF	E	[***]	[***]
		OFF	CD-P	E	[***]	[***]	One CLS per delivered Aircraft
List of Effective Technical Data	LETD	ON	PDF	C	[***]	[***]

The LETD provides, for each Technical Data, information about:

- Applicable issue and revision date,

- Shipping information with search functions by manual or delivery address criteria,

- Tracking of shipments through the Carrier Website.

List of Radioactive and Hazardous Elements	LRE	ON	PDF	G	[***]	[***]
		OFF	CD-P	G	[***]	[***]

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

EXH G - 13 of 14

EXHIBIT G

MISCELLANEOUS PUBLICATIONS

NOMENCLATURE	Abbr	Avail	Form	Type	Qty	Deliv	Comments
Service Bulletins	SB	ON	Advanced Consultation Tool	C	[***]	[***]	Full SB content and SB search functions are available from AirN@v / Engineering on AirbusWorld
		OFF	CD-P	C	[***]	[***]	CD available for simplified SBs only
Supplier Product Support Agreements 2000	SPSA	ON	PDF	G	[***]	[***]
Transportability Manual	TM	OFF	CD-P	G	[***]	[***]
Vendor Information Manual + Aircraft On Ground & Repair Guide	VIM + AOG & RG	ON	Advanced Consultation Tool	G	[***]	[***]	Combined Vendor Information Manual and Aircraft On Ground & Repair Guide. It supplies information on Supplier Support locations, Repair Stations, stock locations and distributors around the world for Airbus Customers.

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

EXH G - 14 of 14

EXHIBIT H

M A T E R I A L

S U P P L Y AND S E R V I C E S

EXH H - 1 of 11

1.	GENERAL

1.1	Scope

1.1.1	This Exhibit H sets forth the terms and conditions for the support and services offered by the Seller to the Buyer with respect to Material (as defined below).

1.1.2	References made to Articles will be deemed to refer to articles of this Exhibit H unless otherwise specified.

1.1.3	For purposes of this Exhibit H:

1.1.4	the term “Supplier” will mean any supplier providing any of the Material listed in Article 1.2.1 and the term “Supplier Part” will mean an individual item of Material.

1.1.5	The term “SPEC 2000” means the “E-Business Specification for Materiels Management” document published by the Air Transport Association of America.

1.2	Material Categories

1.2.1	Each of the following constitutes “Material” for purposes of this Exhibit H:

(i)	Seller parts;

(ii)	Supplier Parts classified as Repairable Line Maintenance Parts (as defined in SPEC 2000);

(iii)	Supplier Parts classified as Expendable Line Maintenance Parts (as defined in SPEC 2000);

(iv)	Seller and Supplier ground support equipment and specific-to-type tools where “Seller Parts” means Seller’s proprietary parts bearing a part number of the Seller or for which the Seller has the exclusive sales rights.

1.2.2	Propulsion Systems, engine exchange kits, their accessories and parts for any of the foregoing, are not covered under this Exhibit H.

1.3	Term

During a period commencing on the date hereof and continuing [***] (the “Term”), the Seller will maintain, or cause to be maintained, a reasonable stock of Seller Parts.

The Seller will use reasonable efforts to obtain a similar service from all Suppliers of Supplier Parts originally installed on an Aircraft at Delivery.

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

EXH H - 2 of 11

1.4	Airbus Material Store

1.4.1	AACS Spares Center

The Seller has established and will maintain or cause to be maintained, during the Term, a US store (“US Spares Center”). The US Spares Center will be operated twenty-four (24) hours per day, seven (7) days per week, for the handling of AOG and critical orders for Seller Parts

The Seller will make reasonable efforts to deliver Seller Parts to the Buyer from the US Spares Center.

1.4.2	Material Support Center, Germany

The Seller has established its material headquarters in Hamburg, Germany (the “Airbus Material Center”) and will, during the Term, maintain, or have maintained on its behalf, a central store of Seller Parts. The Airbus Material Center will be operated twenty-four (24) hours per day, seven (7) days per week.

1.4.3	Other Points of Shipment

1.4.3.1	In addition to the AACS Spares Center and the Airbus Material Center, the Seller and its Affiliates operate a global network of regional satellite stores (The “Regional Satellite Stores”). A list of such stores will be provided to the Buyer upon the Buyer’s request.

1.4.3.2	The Seller reserves the right to effect deliveries from distribution centers other than the US Spares Center or the Airbus Material Center, which may include the Regional Satellite Stores or any other production or Supplier’s facilities.

1.5	Customer Order Desk

The Seller operates a “Customer Order Desk”, the main functions of which are:

(i)	Management of order entries for all priorities, including Aircraft On Ground (“AOG”);

(ii)	Management of order changes and cancellations;

(iii)	Administration of Buyer’s routing instructions;

(iv)	Management of Material returns;

(v)	Clarification of delivery discrepancies;

(vi)	Issuance of credit and debt notes.

The Buyer hereby agrees to communicate its orders for Material to the Customer Order Desk either in electronic format (SPEC 2000) or via the Internet.

EXH H - 3 of 11

1.7	Commitments of the Buyer

1.7.1	During the Term, the Buyer agrees to purchase from

(a)	the Seller, AACS or the Seller’s licensee(s) the Seller Parts required for the Buyer’s own needs; or

(b)	other operators or purchase Seller Parts from said operators or from distributors, provided said Seller Parts were originally designed by the Seller and manufactured by the Seller or its licensees.

1.7.2	Subject to the express further agreement of the Seller in relation to Article 1.7.2 (ii) below, the Buyer may manufacture, exclusively for its own use parts, equivalent to Seller Parts, provided, however, that it may only do so in one of the following circumstances:

(i)	after expiration of the Term, the concerned Seller Parts are out of stock;

(ii)	Seller Parts are needed to perform confirmed AOG repairs upon any Aircraft delivered under the Agreement and are not available from the Seller, its licensees or other approved sources within a lead time shorter than or equal to the time in which the Buyer can manufacture such parts;

(iii)	when a Seller Part is identified as “Local Manufacture” in the Illustrated Parts Catalog.

1.7.3.1	The rights granted to the Buyer in Article 1.7.2 will not in any way be construed as a license, nor will they in any way obligate the Buyer to pay any license fee or royalty, nor will they in any way be construed to affect the rights of third parties.

1.7.3.2	If the Buyer manufactures any parts pursuant to Article 1.7.2, the Buyer will be solely responsible for such manufacturing and any use made of the manufactured parts, and the confirmation given by the Seller under Article 1.7.2 will not be construed as express or implicit approval either of the Buyer in its capacity as manufacturer of such parts or of the manufactured parts.

The Buyer will also be solely responsible to ensure that such manufacturing is performed in accordance with the relevant procedures and Aviation Authority requirements.

THE SELLER WILL NOT BE LIABLE FOR, AND THE BUYER WILL INDEMNIFY THE SELLER AGAINST, ANY CLAIMS FROM ANY THIRD PARTIES FOR LOSSES DUE TO ANY DEFECT OR NON-CONFORMITY OF ANY KIND, ARISING OUT OF OR IN CONNECTION WITH ANY MANUFACTURING OF ANY PART UNDERTAKEN BY THE BUYER UNDER ARTICLE 1.7.2 OR ANY OTHER ACTIONS UNDERTAKEN BY THE BUYER UNDER THIS EXHIBIT H WHETHER SUCH CLAIM IS ASSERTED IN CONTRACT OR IN TORT, OR IS PREMISED ON ALLEGED, ACTUAL, IMPUTED, ORDINARY OR INTENTIONAL ACTS OR OMISSIONS OF THE BUYER.

EXH H - 4 of 11

1.7.3.3	The Buyer will allocate its own part number to any part manufactured in accordance with Article 1.7.2. The Buyer will under no circumstances be allowed to use the Airbus part number of the Seller Part to which such manufactured part is intended to be equivalent.

1.7.3.4	The Buyer will not be entitled to sell or lend any part manufactured under the provisions of Article 1.7.3 to any third party.

2.	INITIAL PROVISIONING

2.1	Period

The initial provisioning period commences with the Pre-Provisioning Meeting, as defined in Article 2.2.1, and expires on the ninetieth (90th) day after Delivery of the last Aircraft firmly ordered under the Agreement as of the date hereof (“Initial Provisioning Period”).

2.2	Pre-Provisioning Meeting

2.2.1	The Seller will organize a pre-provisioning meeting at AACS Spares Center or at the Airbus Material Center, or at any other agreed location, for the purpose of setting an acceptable schedule and working procedure for the preparation of the initial issue of the Provisioning Data and the Initial Provisioning Conference referred to in Articles 2.3 and 2.4 below (the “Pre-Provisioning Meeting”).

During the Pre-Provisioning Meeting, the Seller will familiarize the Buyer with the provisioning processes, methods and formulae of calculation and documentation.

2.2.2	The Pre-Provisioning Meeting will take place on an agreed date that is no later than nine (9) months prior to Scheduled Delivery Month of the first Aircraft, allowing a minimum preparation time of eight (8) weeks for the Initial Provisioning Conference.

2.3	Initial Provisioning Conference

The Seller will organize an initial provisioning conference at the AACS Spares Center or at the Airbus Material Center (the “Initial Provisioning Conference”), the purpose of which will be to agree the material scope and working procedures to accomplish the initial provisioning of Material (the “Initial Provisioning”).

The Initial Provisioning Conference will take place at the earliest eight (8) weeks after Aircraft Manufacturer Serial Number allocation or Contractual Definition Freeze, whichever occurs last and latest six (6) months before the Scheduled Delivery Month of the first Aircraft.

2.4	Provisioning Data

2.4.1	Provisioning data generally in accordance with SPEC 2000, Chapter 1, for Material described in Articles 1.2.1 (i) through 1.2.1 (iii) (“Provisioning Data”) will be supplied by the Seller to the Buyer in the English language, in a format and timeframe to be agreed during the Pre-Provisioning Meeting.

2.4.1.1	Unless a longer revision cycle has been agreed, the Provisioning Data will be revised every ninety (90) days up to the end of the Initial Provisioning Period.

EXH H - 5 of 11

2.4.1.2	The Seller will ensure that Provisioning Data is provided to the Buyer in time to permit the Buyer to perform any necessary evaluation and to place orders in a timely manner.

2.4.1.3	Provisioning Data generated by the Seller will comply with the configuration of the Aircraft as documented three (3) months before the date of issue.

This provision will not cover:

(i)	Buyer modifications not known to the Seller,

(ii)	other modifications not approved by the Seller’s Aviation Authorities.

2.4.2	Supplier-Supplied Data

Provisioning Data relating to each Supplier Part (both initial issue and revisions) will be produced by Supplier thereof and may be delivered to the Buyer either by the Seller or such Supplier. It is agreed and understood by the Buyer that the Seller will not be responsible for the substance, accuracy or quality of such data. Such Provisioning Data will be provided in either SPEC 2000 format or any other agreed format.

2.4.3	Supplementary Data

The Seller will provide the Buyer with data supplementary to the Provisioning Data, comprising local manufacture tables, ground support equipment, specific-to-type tools and a pool item candidate list.

2.5	Commercial Offer

Upon the Buyer’s request, the Seller will submit a commercial offer for Initial Provisioning Material.

2.6	Delivery of Initial Provisioning Material

2.6.1	During the Initial Provisioning Period, Initial Provisioning Material will conform to the latest known configuration standard of the Aircraft for which such Material is intended as reflected in the Provisioning Data transmitted by the Seller.

2.6.2	The delivery of Initial Provisioning Material will take place according to the conditions specified in the commercial offer mentioned in Article 2.5.

2.6.3	All Initial Provisioning Material will be packaged in accordance with ATA 300 Specification.

EXH H - 6 of 11

2.7	Buy-Back Period and Buy-Back of Initial Provisioning Surplus Material

a)	The “Buy-Back Period” is defined as the period starting one (1) year after and ending four and one-half (4 1/2) years after Delivery of the first Aircraft to the Buyer.

b)	At any time during the Buy-Back Period, the Buyer will have the right to return to the Seller solely Seller Parts as per Article 1.2.1 (i) or Supplier Parts as per Article 1.2.1 (ii), subject to the Buyer providing sufficient evidence that such Material fulfils the conditions defined hereunder.

c)	Material as set forth in Article b) above will be eligible for Buy-Back provided:

i)	The Material is unused and undamaged and is accompanied by the Seller’s original documentation (tag, certificates);

ii)	The Seller provided the Buyer with an Initial Provisioning recommendation for such Material at the time of the Initial Provisioning Conference based upon a maximum protection level of ninety-six percent (96%) and a maximum transit time of twenty (20) days;

iii)	The quantity procured by the Buyer was not in excess of the provisioning quantities recommended by the Seller;

iv)	The Material was purchased for Initial Provisioning purposes by the Buyer directly from the Seller;

v)	The Material ordered by the Buyer is identified as an Initial Provisioning order and was placed on routine, and not expedite, basis;

vi)	The Material and its components have at least ninety percent (90%) shelf life remaining when returned;

vii)	The Material is returned to the Seller by the Buyer and has effectively been received and accepted by the Seller before the end of the Buy-Back Period.

[***]

e)	In the event of the Buyer electing to procure Material in excess of the Seller’s recommendation, the Buyer will notify the Seller thereof in writing, with due reference to the present Article 2.7. The Seller’s acknowledgement and agreement in writing will be necessary before any Material in excess of the Seller’s Initial Provisioning recommendation will be considered for Buy-Back.

f)	[***]

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

EXH H - 7 of 11

g) Transportation costs for the agreed return of Material under this Article 2.7 will be borne by [***].

3.	OTHER MATERIAL SUPPORT

3.1	As of the date hereof, the Seller currently offers various types of parts support through the Customer Services Catalog on the terms and conditions set forth therein from time to time, including, but not limited to the lease of certain Seller Parts, the repair of Seller Parts and the sale or lease of ground support equipment and specific-to-type tools.

4	WARRANTIES

4.1	Seller Parts

Subject to the limitations and conditions as hereinafter provided, the Seller warrants to the Buyer that all Seller Parts, sold under this Exhibit H will at delivery to the Buyer:

(i)	be free from defects in material.

(ii)	be free from defects in workmanship, including without limitation processes of manufacture.

(iii)	be free from defects arising from failure to conform to the applicable specification for such part.

4.1.1	Warranty Period

4.1.1.1	The warranty period for Seller Parts is [***] from delivery of such parts to the Buyer.

4.1.1.2	Whenever any Seller Part that contains a defect for which the Seller is liable under Article 4.1 has been corrected, replaced or repaired pursuant to the terms of this Article 4.1, the period of the Seller’s warranty with respect to such corrected, repaired or replacement Seller Part, as the case may be, will be the remaining portion of the original warranty period or twelve (12) months, whichever is longer.

4.1.2	Buyer’s Remedy and Seller’s Obligation

The Buyer’s remedy and Seller’s obligation and liability under this Article 4.1 are limited to [***].

The Seller may alternatively [***].

The provisions of Clauses 12.1.5 through 12.1.11 of the Agreement will apply to claims made pursuant to this Article 4.1.

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

EXH H - 8 of 11

4.2	Supplier Parts

With respect to Supplier Parts to be delivered to the Buyer under this Exhibit H, the Seller agrees to transfer to the Buyer the benefit of any warranties, which the Seller may have obtained from the corresponding Suppliers and the Buyer hereby agrees that it will accept the same.

4.3	Waiver, Release and Renunciation

THIS ARTICLE 4 (INCLUDING ITS SUBPARTS) SETS FORTH THE EXCLUSIVE WARRANTIES, EXCLUSIVE LIABILITIES AND EXCLUSIVE OBLIGATIONS OF THE SELLER, AND THE EXCLUSIVE REMEDIES AVAILABLE TO THE BUYER, WHETHER UNDER THIS AGREEMENT OR OTHERWISE, ARISING FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN ANY SELLER PART, MATERIAL, LEASED PART, OR SERVICES DELIVERED BY THE SELLER UNDER THIS AGREEMENT.

THE BUYER RECOGNIZES THAT THE RIGHTS, WARRANTIES AND REMEDIES IN THIS ARTICLE 4 ARE ADEQUATE AND SUFFICIENT TO PROTECT THE BUYER FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN THE SELLER PARTS, MATERIALS, LEASED PARTS, OR SERVICES SUPPLIED UNDER THIS AGREEMENT. THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES OF THE SELLER AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER AND ITS SUPPLIERS, WHETHER EXPRESS OR IMPLIED BY CONTRACT, TORT, OR STATUTORY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMITY OR DEFECT OR PROBLEM OF ANY KIND IN ANY SELLER PART, MATERIAL, LEASED PART, OR SERVICES DELIVERED BY THE SELLER UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO:

(1)	ANY IMPLIED WARRANTY OF MERCHANTABILITY AND/OR FITNESS FOR ANY GENERAL OR PARTICULAR PURPOSE;

(2)	ANY IMPLIED OR EXPRESS WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

(3)	ANY RIGHT, CLAIM OR REMEDY FOR BREACH OF CONTRACT;

(4)	ANY RIGHT, CLAIM OR REMEDY FOR TORT, UNDER ANY THEORY OF LIABILITY, HOWEVER ALLEGED, INCLUDING, BUT NOT LIMITED TO, ACTIONS AND/OR CLAIMS FOR NEGLIGENCE, GROSS NEGLIGENCE, INTENTIONAL ACTS, WILLFUL DISREGARD, IMPLIED WARRANTY, PRODUCT LIABILITY, STRICT LIABILITY OR FAILURE TO WARN;

(5)	ANY RIGHT, CLAIM OR REMEDY ARISING UNDER THE UNIFORM COMMERCIAL CODE OR ANY OTHER STATE OR FEDERAL STATUTE;

(6)	ANY RIGHT, CLAIM OR REMEDY ARISING UNDER ANY REGULATIONS OR STANDARDS IMPOSED BY ANY INTERNATIONAL, NATIONAL, STATE OR LOCAL STATUTE OR AGENCY;

(7)	ANY RIGHT, CLAIM OR REMEDY TO RECOVER OR BE COMPENSATED FOR:

(a)	LOSS OF USE OR REPLACEMENT OF ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THE AGREEMENT;

EXH H - 9 of 11

(b)	LOSS OF, OR DAMAGE OF ANY KIND TO, ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THE AGREEMENT;

(c)	LOSS OF PROFITS AND/OR REVENUES;

(d)	ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGE.

THE WARRANTIES PROVIDED BY THIS AGREEMENT WILL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER AND THE BUYER. IN THE EVENT THAT ANY PROVISION OF THIS ARTICLE 4 SHOULD FOR ANY REASON BE HELD UNLAWFUL, OR OTHERWISE UNENFORCEABLE, THE REMAINDER OF THIS ARTICLE 4 WILL REMAIN IN FULL FORCE AND EFFECT.

FOR THE PURPOSES OF THIS ARTICLE 4, THE “SELLER” WILL BE UNDERSTOOD TO INCLUDE THE SELLER, ANY OF ITS SUPPLIERS, SUBCONTRACTORS, AND AFFILIATES AND ANY OF THEIR RESPECTIVE INSURERS.

4.4	Duplicate Remedies

The remedies provided to the Buyer under this Article 4 as to any part thereof are mutually exclusive and not cumulative. The Buyer will be entitled to the remedy that provides the maximum benefit to it, as the Buyer may elect, pursuant to the terms and conditions of this Article 4 for any particular defect for which remedies are provided under this Article 4; provided, however, that the Buyer will not be entitled to elect a remedy under one part of this Article 4 that constitutes a duplication of any remedy elected by it under any other part hereof for the same defect. The Buyer’s rights and remedies herein for the nonperformance of any obligations or liabilities of the Seller arising under these warranties will be in monetary damages limited to the amount the Buyer expends in procuring a correction or replacement for any covered part subject to a defect or nonperformance covered by this Article 4, and the Buyer will not have any right to require specific performance by the Seller.

5.	COMMERCIAL CONDITIONS

5.1

Delivery Terms

All Material prices are quoted on the basis of Free Carrier (FCA) delivery terms, without regard to the place from which such Material is shipped. The term “Free Carrier (FCA)” is as defined by publication n° 560 of the International Chamber of Commerce, published in January 2000.

5.2	Payment Procedures and Conditions

All payments under this Exhibit H will be made in accordance with the terms and conditions set forth in the then current Customer Services e-Catalog.

EXH H - 10 of 11

5.3	Title

Title to any Material purchased under this Exhibit H will remain with the Seller until full payment of the invoices and interest thereon, if any, has been received by the Seller.

The Buyer hereby undertakes that Material title to which has not passed to the Buyer, will be kept free from any debenture or mortgage or any similar charge or claim in favour of any third party.

5.4	Cessation of Deliveries

The Seller has the right to restrict, stop or otherwise suspend deliveries if the Buyer fails to meet its obligations set forth in this Exhibit H.

6.	EXCUSABLE DELAY

Clauses 10.1 and 10.2 of the Agreement will apply, mutatis mutandis, to all Material support and services provided under this Exhibit H.

7.	TERMINATION OF MATERIAL PROCUREMENT COMMITMENTS

7.1	If the Agreement is terminated with respect to any Aircraft, then the rights and obligations of the parties with respect to undelivered spare parts, services, data or other items to be purchased hereunder and which are applicable to those Aircraft for which the Agreement has been terminated will also be terminated. Unused Material in excess of the Buyer’s requirements due to such termination may be repurchased by the Seller, at the Seller’s option, as provided in Article 2.7.

8.	INCONSISTENCY

In the event of any inconsistency between this Exhibit H and the Customer Services Catalog or any order placed by the Buyer, this Exhibit H will prevail to the extent of such inconsistency.

EXH H - 11 of 11

LETTER AGREEMENT NO. 1

As of October 19, 2011

JetBlue Airways Corporation

118-29 Queens Boulevard

Forest Hills, New York 11375

Re: PURCHASE INCENTIVES

Dear Ladies and Gentlemen,

JetBlue Airways Corporation (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an A320 Family Aircraft Purchase Agreement dated as of even date herewith (as supplemented and amended by the other letter agreements, and as otherwise supplemented, amended or modified from time to time (the “Agreement”), which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 1 (this “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

LA1    1 of 6

1	A319 BACKLOG AIRCRAFT

1.1	In respect of each A319 Backlog Aircraft that is sold by the Seller and purchased by the Buyer, the Seller will provide to the Buyer the following credits (collectively, the “A319 Backlog Aircraft Credit Memoranda”):

[***]

1.2	The A319 Backlog Aircraft Credit Memoranda are quoted at delivery conditions prevailing in the A320 Family Base Period and will be adjusted in accordance with the Seller Price Revision Formula, [***] in accordance with Paragraph 8 of this Letter Agreement.

1.3	The A319 Backlog Aircraft Credit Memoranda will be [***] of each A319 Aircraft that is sold by the Seller and purchased by the Buyer. The A319 Backlog Aircraft Credit Memoranda will be [***]. Unless the Buyer gives the Seller notice to the contrary at least [***] before Delivery of an A319 Backlog Aircraft, the A319 Backlog Aircraft Credit Memoranda will be [***] of the A319 Backlog Aircraft.

2	A320 BACKLOG AIRCRAFT (Excluding Group 1 A320 Aircraft)

2.1	In respect of each A320 Backlog Aircraft (excluding Group 1 A320 Aircraft) that is sold by the Seller and purchased by the Buyer, the Seller will provide to the Buyer the following credits (collectively, the “A320 Backlog Aircraft Credit Memoranda”):

[***]

2.2	The A320 Backlog Aircraft Credit Memoranda are quoted at delivery conditions prevailing in A320 Family Base Period and will be adjusted in accordance with the Seller Price Revision Formula, [***] in accordance with Paragraph 8 of this Letter Agreement.

2.3	The A320 Backlog Aircraft Credit Memoranda will be [***] of each A320 Backlog Aircraft that is sold by the Seller and purchased by the Buyer. The A320 Backlog Aircraft Credit Memoranda will be [***]. Unless the Buyer gives the Seller notice to the contrary at least [***] [***] before Delivery of an A320 Backlog Aircraft, the A320 Backlog Aircraft Credit Memoranda will be [***] of the A320 Backlog Aircraft.

3	A321 BACKLOG AIRCRAFT

3.1	In respect of each A321 Backlog Aircraft that is sold by the Seller and purchased by the Buyer, the Seller will provide to the Buyer the following credits (collectively, the “A321 Backlog Aircraft Credit Memoranda”):

[***]

3.2	The A321 Backlog Aircraft Credit Memoranda are quoted at delivery conditions prevailing in A320 Family Base Period and will be adjusted in accordance with the Seller Price Revision Formula, [***] in accordance with Paragraph 8 of this Letter Agreement.

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

LA1    2 of 6

3.3	The A321 Backlog Aircraft Credit Memoranda will be [***] of each A321 Backlog Aircraft that is sold by the Seller and purchased by the Buyer. The A321 Backlog Aircraft Credit Memoranda will be [***] Unless the Buyer gives the Seller notice to the contrary at least ten (10) days before Delivery of an A321 Backlog Aircraft, the A321 Backlog Aircraft Credit Memoranda will be [***] of the A321 Backlog Aircraft.

4	A319 NEO AIRCRAFT

4.1	In respect of each A319 NEO Aircraft, the Seller will provide to the Buyer the following credits (collectively, the “A319 NEO Aircraft Credit Memoranda”):

[***]

4.2	The A319 NEO Aircraft Credit Memoranda are quoted at delivery conditions prevailing in the A320 Family Base Period and will be adjusted in accordance with the Seller Price Revision Formula, [***] in accordance with Paragraph 8 of this Letter Agreement.

4.3	The A319 NEO Aircraft Credit Memoranda will be [***] of each A319 NEO Aircraft. The A319 NEO Aircraft Credit Memoranda will be [***]. Unless the Buyer gives the Seller notice to the contrary at least [***] before Delivery of an A319 NEO Aircraft, the A319 NEO Aircraft Credit Memoranda will be [***] of the A319 NEO Aircraft.

5	A320 NEO AIRCRAFT

5.1	In respect of each A320 NEO Aircraft, the Seller will provide to the Buyer the following credits (collectively, the “A320 NEO Aircraft Credit Memoranda”):

[***]

5.2	The A320 NEO Aircraft Credit Memoranda are quoted at delivery conditions prevailing in the A320 Family Base Period and will be adjusted in accordance with the Seller Price Revision Formula, [***] in accordance with Paragraph 8 of this Letter Agreement.

5.3	The A320 NEO Aircraft Credit Memoranda will be [***] of each A320 NEO Aircraft. The A320 NEO Aircraft Credit Memoranda will be [***]. Unless the Buyer gives the Seller notice to the contrary at least [***] before Delivery of an A320 NEO Aircraft, the A320 NEO Aircraft Credit Memoranda will be [***] of the A320 NEO Aircraft.

6	A321 NEO AIRCRAFT

6.1	In respect of each A321 NEO Aircraft, the Seller will provide to the Buyer the following credits (collectively, the “A321 NEO Aircraft Credit Memoranda”):

[***]

6.2	The A321 NEO Aircraft Memoranda are quoted at delivery conditions prevailing in the A320 Family Base Period and will be adjusted in accordance with the Seller Price Revision Formula, [***] in accordance with Paragraph 8 of this Letter Agreement.

6.3	The A321 NEO Credit Memoranda will be [***] of each A321 NEO Aircraft. The A321 NEO Credit Memoranda will be [***]. Unless the Buyer gives the Seller notice to the contrary at least [***] before Delivery of an A321 NEO Aircraft, the A321 NEO Aircraft Credit Memoranda will be [***] of the A321 NEO Aircraft.

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

LA1    3 of 6

7	GROUP 1 A320 AIRCRAFT

7.1	In respect of each Group 1 A320 Aircraft, the Seller will provide to the Buyer the following credits (collectively, the “Group 1 Aircraft Credit Memoranda”):

[***]

7.2	The Group 1 Aircraft Credit Memoranda are quoted at delivery conditions prevailing in A320 Family Base Period and will be adjusted in accordance with the Seller Price Revision, [***] in accordance with Paragraph 8 of Letter Agreement.

7.3	The Group 1 Aircraft Credit Memoranda will be [***] of each Group 1 A320 Aircraft that is sold by the Seller and purchased by the Buyer. The Group 1 Aircraft Credit Memoranda will be [***]. Unless the Buyer gives the Seller notice to the contrary at least [***] before Delivery of a Group 1 A320 Aircraft, the Group 1 Aircraft Credit Memoranda will [***] of the Group 1 A320 Aircraft.

8	[***]

9	[***]

10	[***]

11	[***]

12	[***]

13	[***]

14	[***]

15	ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 15 will be void and of no force or effect.

16	CONFIDENTIALITY

This Letter Agreement is subject to the terms and conditions of Clause 22.10 of the Agreement.

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

LA1    4 of 6

17	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

LA1    5 of 6

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:	/s/ Christophe Mourey
Its:	Senior Vice President Contracts

Accepted and Agreed

JETBLUE AIRWAYS CORPORATION

By:	Mark D. Powers
Its:	Chief Financial Officer

LA1    6 of 6

LETTER AGREEMENT NO. 2

As of October 19, 2011

JetBlue Airways Corporation

118-29 Queens Boulevard

Forest Hills, New York 11375

Re: PAYMENTS

Dear Ladies and Gentlemen,

JetBlue Airways Corporation (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an A320 Family Aircraft Purchase Agreement dated as of even date herewith (as supplemented and amended by the other letter agreements, and as otherwise supplemented, amended or modified from time to time, the “Agreement”), which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 2 (this “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

LA2 - 1 of 4

1	PREDELIVERY PAYMENTS

1.1	For Backlog Aircraft, Clauses 5.3.2 and 5.3.3 of the Agreement are deleted in their entirety and replaced by Clauses 5.3.2 and 5.3.3 below between the QUOTE and UNQUOTE:

QUOTE

5.3.2	The Predelivery Payment Reference Price for a Backlog Aircraft to be delivered in [***] is determined in accordance with the following formula:

[***]

5.3.3	Predelivery Payments will be paid according to the following schedule.

Payment Date		Percentage of Predelivery Payment Reference Price

1st Payment	- [***]	[***] [***]
2nd Payment	- [***]	[***]
3rd Payment	- [***]	[***]

TOTAL PAYMENT PRIOR TO DELIVERY		[***]

In the event of the above schedule resulting in any Predelivery Payment falling due prior to the date of signature of the Agreement, such Predelivery Payments shall be made upon signature of this Agreement.

UNQUOTE

1.2	For NEO Aircraft, Clauses 5.3.2 and 5.3.3 of the Agreement are deleted in their entirety and replaced by Clauses 5.3.2 and 5.3.3 below between the QUOTE and UNQUOTE:

QUOTE

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

LA2 - 2 of 4

5.3.2	The Predelivery Payment Reference Price for a NEO Aircraft to be delivered [***] T is determined in accordance with the following formula:

[***]

5.3.3	Predelivery Payments will be paid according to the following schedule.

Payment Date		Percentage of Predelivery Payment Reference Price

[***]	- [***]	[***] [***]
[***]	- [***]	[***]
[***]	- [***]	[***]

TOTAL PAYMENT PRIOR TO DELIVERY		[***]

In the event of the above schedule resulting in any Predelivery Payment falling due prior to the date of signature of the Agreement, such Predelivery Payments shall be made upon signature of this Agreement.

UNQUOTE

2.	[***]

Clause 5.3.5 with the following quoted text is added to the Agreement:

QUOTE

5.3.5

[***]

As used herein:

(i) [***]

(ii) “Business Day” shall mean any day which is not a Saturday or a Sunday and which is neither a legal holiday nor a day on which banking institutions are authorized or required by law or regulation to close in New York, New York, or London, England and

(iii) [***]

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

LA2 - 3 of 4

UNQUOTE

3	BACKLOG AIRCRAFT [***]

The Buyer and the Seller agree that within three (3) days of the date of signature of the Agreement, the Buyer will [***] in accordance with the terms and conditions set forth in Paragraph 2 of this Letter Agreement.

4	ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 4 will be void and of no force or effect.

5	CONFIDENTIALITY

This Letter Agreement is subject to the terms and conditions of Clause 22.10 of the Agreement.

6	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:	/s/ Christophe Mourey
Its:	Senior Vice President Contracts

Accepted and Agreed

JETBLUE AIRWAYS CORPORATION

By:	Mark D. Powers
Its:	Chief Financial Officer

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

LA2 - 4 of 4

LETTER AGREEMENT NO. 3

As of October 19, 2011

JetBlue Airways Corporation

118-29 Queens Boulevard

Forest Hills, New York 11375

Re: [***]

Dear Ladies and Gentlemen,

JetBlue Airways Corporation (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an A320 Family Aircraft Purchase Agreement dated as of even date herewith (as supplemented and amended by the other letter agreements, and as otherwise supplemented, amended or modified from time to time (the “Agreement”), which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 3 (this “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

LA3 - 1 of 11

1	DEFINITIONS

Clause 0 to the Agreement is amended to either modify or add the following defined terms between the words “QUOTE” and “UNQUOTE”:

QUOTE

A319 Aircraft – an Airbus A319-100 model aircraft firmly ordered under this Agreement including the A319 Airframe, the A319 Propulsion System, and any part, component, furnishing or equipment installed on the A319 Aircraft on Delivery.

A319 Airframe – any A319 Aircraft, excluding A319 Propulsion System therfor.

A319 Backlog Aircraft - any or all of the A319 Aircraft that have been [***] pursuant to this Agreement together with all components, equipment, parts and accessories installed in or on such aircraft and the A319 Propulsion System installed thereon upon Delivery.

A319 Backlog Airframe – any A319 Backlog Aircraft, excluding A319 Propulsion System therfor.

A319 NEO Aircraft – any or all of the A319 Aircraft that have been [***] pursuant to this Agreement together with all components, equipment, parts and accessories installed in or on such aircraft and the A319 NEO Propulsion System installed thereon upon Delivery.

A319 NEO Propulsion System – as defined in Clause 2.3.6, as set forth in Paragraph 3.2 of this Letter Agreement.

A319 Propulsion System – as defined in Clause 2.3.5, as set forth in Paragraph 3.2 of this Letter Agreement.

A319 Specification – either (a) the A319 Standard Specification if no SCNs are applicable or (b) if SCNs are issued, the A319 Standard Specification as amended by all applicable SCNs.

A319 Standard Specification – the A319 standard specification document number J.000.01000, Issue 7, dated June 20, 2011, which includes a maximum take-off weight (MTOW) of [***] metric tons, a maximum landing weight (MLW) of [***] metric tons and a maximum zero fuel weight (MZFW) of [***] metric tons, a copy of which is annexed as Appendix 1.

A321 Backlog Aircraft – any or all of the remaining thirty (30), of the fifty-two (52) A320-200 model aircraft originally to be sold by the Seller and purchased by the Buyer pursuant to the Original Agreement, as of the date hereof to be sold by the Seller and purchased by the Buyer pursuant to this Agreement as A321-200 model aircraft; and any [***] pursuant to this Agreement, together with all components, equipment, parts and accessories installed in or on such aircraft and the relevant A321 Propulsion System installed thereon.

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

LA3 - 2 of 11

A321 NEO Aircraft – any or all of the A321 Aircraft that have been [***] pursuant to this Agreement together with all components, equipment, parts and accessories installed in or on such aircraft and the A321 NEO Propulsion System installed thereon upon Delivery.

A321 NEO Propulsion System – as defined in Clause 2.3.4, as set forth in Paragraph 3.2 of this Letter Agreement.

Aircraft – individually or collectively, the Group 1 A320 Aircraft, the A319 Backlog Aircraft, the A319 NEO Aircraft, the A320 Backlog Aircraft, the A320 NEO Aircraft, the A321 Backlog Aircraft and the A321 NEO Aircraft, as applicable.

Airframe – as applicable, the A319 Airframe, the A320 Airframe or the A321 Airframe.

Backlog Aircraft – the A319 Backlog Aircraft, the A320 Backlog Aircraft and the A321 Backlog Aircraft.

Base Price of the Airframe – the Base Price of the A319 Backlog Airframe, the Base Price of the A319 NEO Airframe, the Base Price of the A320 Backlog Airframe, the Base Price of A320 NEO Airframe, the Base Price of the A321 Backlog Airframe, the Base Price of the A321 NEO Airframe and the Base Price of the Group 1 A320 Airframe.

Base Price of the A319 Airframe – as defined in Paragraph 4 herein.

CFM LEAP X Propulsion System – the CFM LEAP X-1A24 Propulsion System, the CFM LEAP X-1A26 Propulsion Systems and the CFM LEAP X-1A32 Propulsion System, as applicable.

IAE Propulsion System – the IAE V2524-A5 Propulsion System, the IAE V2527-A5 Propulsion System and the IAE V2533-A5 Propulsion System, as applicable.

Irrevocable SCNs – the list of SCNs respectively, set forth in Appendix 2, Exhibit B4 to the Agreement and Appendix 3, which are irrevocably part of the A319 NEO Aircraft specification set forth in Appendix 2,= the A320 NEO Aircraft specification and the A321 NEO Aircraft specification, as applicable.

NEO Aircraft – an A319 NEO Aircraft, an A320 NEO Aircraft and an A321 NEO Aircraft, as applicable.

NEO Propulsion System – the A319 NEO Propulsion System, the A320 NEO Propulsion System and the A321 NEO Propulsion System, as applicable.

Propulsion System – the CFM LEAP X-1A24 Propulsion System, the CFM LEAP X-1A27 Propulsion System, the CFM LEAP X-1A32, the IAE 2524-A5, the IAE 2527-A5, the IAE 2533-A5, the PW1124G Propulsion System, the PW1127G Propulsion System and the PW1133G, as applicable.

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

LA3 - 3 of 11

PW Propulsion System – the PW1124G Propulsion System, the PW1127G Propulsion System and the PW1132G Propulsion System, as applicable.

Standard Specification – the A319 Standard Specification, the A320 Standard Specification and the A321 Standard Specification, as applicable.

2	[***]

2.1	[***]

2.2	[***]

2.3	Aircraft Specification

2.3.1	The A319 Standard Specification, as set forth in Appendix 1 to this Letter Agreement, is hereby incorporated into the Agreement.

2.3.2	The A319 Backlog Aircraft SCN List, as set forth in Appendix 2 to this Letter Agreement, is hereby incorporated into the Agreement.

2.3.3	The A319 NEO Aircraft SCN List, as set forth in Appendix 3 to this Letter Agreement, is hereby incorporated into the Agreement.

2.3.4	The A321 NEO Aircraft SCN List, as set forth in Appendix 4 to this Letter Agreement, is hereby incorporated into the Agreement.

2.3.5	Clauses 2.1.2.1 and 2.1.2.2 of the Agreement is deleted in its entirety and replaced with the following Clauses 2.1.2.1 and 2.1.2.2 to read as set forth in the following quoted text:

QUOTE

2.1.2.1	The Seller is currently developing a new engine option (the “New Engine Option” or “NEO”), applicable to the A319-100, A320-200 and A321-200 model aircraft (the “A320 Family Aircraft”). The specification of the A320 Family Aircraft with NEO will be derived from the relevant Standard Specification and will include (i) as applicable, the relevant NEO Propulsion System (ii) Sharklets, (iii) airframe structural adaptations and (iv) Aircraft systems and software adaptations required to operate such A320 Family Aircraft with the New Engine Option. The foregoing is currently reflected in the Irrevocable SCNs listed in Exhibit B4 to the Agreement, Appendix 3 and Appendix 4 to this Letter Agreement, the implementation of which is hereby irrevocably accepted by the Buyer.

2.1.2.2	The New Engine Option shall modify the design weights of the

(i)	A319 Standard Specification as follows: MTOW of [***] metric tons, MLW of [***] metric tons and MZFW of [***] metric tons,

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

LA3 - 4 of 11

(ii)	A320 Standard Specification as follows: MTOW of [***] metric tons, MLW of [***] metric tons and MZFW of [***] metric tons, and

(iii)	the A321 Standard Specification as follows: MTOW of [***] metric tons, MLW of [***] metric tons and MZFW of [***] metric tons.

It is agreed and understood that the above design weights may be updated upon final NEO specification freeze.

UNQUOTE

3.	PROPULSION SYSTEMS

3.1	Clause 2.3.4 of the Agreement is renumbered to Clause 2.3.7.

3.2	New Clauses 2.3.4, 2.3.5 and 2.3.6 are inserted into the Agreement as set forth in the following quoted text:

QUOTE

2.3.4	The A321 NEO Airframe will be equipped with either a set of two (2) (i) CFM LEAP X-1A32 engines or (ii) PW1133G engines, each with an AET of 32,100 lbf (each, the “A321 NEO Propulsion System”),

2.3.5	The A319 Backlog Airframe will be equipped with a set of two (2) IAE V2524-A5 engines (the “A319 Propulsion System”),

2.3.6	The A319 NEO Airframe will be equipped with either a set of two (2) (i) CFM LEAP X-1A24 engines or (ii) PW1124G engines, each with an AET of 23,500 lbf (each, the “A319 NEO Propulsion System”),

UNQUOTE

4.	AIRFRAME BASE PRICES

4.1	New Clauses 3.1.9, 3.1.10, 3.1.11, 3.1.12, 3.1.13 and 3.1.14 are added to the Agreement to read as follows in the quoted text:

QUOTE

3.1.7	Base Price of the A319 Backlog Airframe

The “Base Price of the A319 Backlog Airframe” is the sum of the following base prices:

(i)	the base price of the A319 Backlog Airframe as defined in the A319 Standard Specification (excluding Buyer Furnished Equipment), including nacelles and thrust reversers, which is:

USD $[***]

(US Dollars – [***]) and

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

LA3 - 5 of 11

(ii)	the sum of the base prices of all SCNs set forth in Appendix 2 to this Letter Agreement, which is:

USD $[***]

(US Dollars – [***])

3.1.8	The Base Price of the A319 Backlog Airframe has been established in accordance with the average economic conditions prevailing in the A320 Family Base Period.

3.1.9	The “Base Price of the A319 NEO Airframe” is the sum of the following base prices:

(i)	the base price of the A319 NEO Airframe as defined in the A319 Standard Specification (excluding Buyer Furnished Equipment), including nacelles and thrust reversers which is :

USD $[***]

(US Dollars – [***])

(ii)	the sum of the base prices of the Irrevocable SCNs set forth in Appendix 3 to this Letter Agreement, which is the sum of:

a)	the base price of the New Engine Option is:

USD $[***]

(US Dollars – [***]) and

b)	the base price of the Sharklets is

USD $[***]

(US Dollars – [***]),

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

LA3 - 6 of 11

(iii)	the sum of the base prices of any and all additional SCNs (other than Irrevocable SCNs to the extent included in Clause 3.1.9(ii)) set forth in Appendix 3 to this Letter Agreement is:

USD $[***]

(US Dollars – [***]), and

(iv)	the base price of the Master Charge Engine, which is applicable if a CFM LEAP-X Propulsion System is selected, which is:

USD $[***]

(US Dollars – [***])

3.1.10	The A319 NEO Airframe Base Price has been established in accordance with the average economic conditions prevailing in the A320 Family Base Period.

3.1.11	The “Base Price of the A321 NEO Airframe” is the sum of the following base prices:

(i)	the base price of the A321 NEO Airframe as defined in the A321 Standard Specification (excluding Buyer Furnished Equipment), including nacelles and thrust reversers which is :

USD $[***]

(US Dollars – [***]),

(ii)	the sum of the base prices of the Irrevocable SCNs set forth in Appendix 4 to this Letter Agreement, which is the sum of:

a)	the base price of the New Engine Option is:

USD $[***]

(US Dollars – [***]) and

b)	the base price of the Sharklets is

USD $[***]

(US Dollars – [***]),

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

LA3 - 7 of 11

(iii)	the sum of the base prices of any and all additional SCNs (other than Irrevocable SCNs to the extent included in Clause 3.1.11(ii)) set forth in Appendix 4 to this Letter Agreement is:

USD $[***]

(US Dollars – [***]), and

(iv)	the base price of the Master Charge Engine, which is applicable if a CFM LEAP-X Propulsion System is selected, which is:

USD $[***]

(US Dollars – [***])

3.1.12	The A321 NEO Airframe Base Price has been established in accordance with the average economic conditions prevailing in the A320 Family Base Period.

UNQUOTE

4.2	New Clauses 3.2.5, 3.2.6 and 3.2.7 are added to the Agreement to read as follows in the quoted text:

QUOTE

3.2.5	the base price of a set of two (2) IAE V2524-A5 engines (the “IAE V2524-A5 Propulsion System” is

USD $[***]

(US Dollars – [***])

The Base Price of the IAE Propulsion System has been established in accordance with the delivery conditions prevailing in [***] and has been calculated from the applicable IAE Propulsion System Reference Price, as set forth in Part 3 of Exhibit C.

3.2.6	(i)	the base price of a set of two (2) CFM LEAP X-1A24 engines (the “CFM LEAP X-1A24 Propulsion System” is

USD $[***]

(US Dollars – [***])

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

LA3 - 8 of 11

The Base Price of the CFM LEAP X-1A24 Propulsion System has been established in accordance with the delivery conditions prevailing in [***] and has been calculated from the applicable CFM Propulsion System Reference Price, as set forth in Part 2 of Exhibit C.

Notwithstanding the foregoing, the CFM Propulsion System Reference Price corresponds to the thrust ratings defined for the respective Propulsion System in Clause 2.3 and may be revised to reflect thrust rating adjustments upon final NEO specification freeze.

(ii)	the base price of a set of two (2) CFM LEAP X-1A32 engines (the “CFM LEAP X-1A32 Propulsion System”) is

USD $[***]

(US Dollars – [***])

The Base Price of the CFM LEAP X-1A32 Propulsion System has been established in accordance with the delivery conditions prevailing in [***] and has been calculated from the applicable CFM Propulsion System Reference Price, as set forth in Part 2 of Exhibit C.

Notwithstanding the foregoing, the CFM Propulsion System Reference Price corresponds to the thrust ratings defined for the respective Propulsion System in Clause 2.3 and may be revised to reflect thrust rating adjustments upon final NEO specification freeze.

3.2.7	(i)	the base price of a set of two (2) PW1124G engines (the “PW1124G Propulsion System” is

USD $[***]

(US Dollars – [***])

The Base Price of the PW1124G Propulsion System has been established in accordance with the delivery conditions prevailing in [***] and has been calculated from the applicable PW Propulsion System Reference Price, as set forth in Part 4 of Exhibit C.

Notwithstanding the foregoing, the PW Propulsion System Reference Price corresponds to the thrust ratings defined for the respective Propulsion System in Clause 2.3 and may be revised to reflect thrust rating adjustments upon final NEO specification freeze.

	(ii)	the base price of a set of two (2) PW1133 engines (the “PW1133 Propulsion System”) is

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

LA3 - 9 of 11

USD $[***]

(US Dollars – [***])

The Base Price of the PW Propulsion System has been established in accordance with the delivery conditions prevailing in January 2010 and has been calculated from the applicable PW Propulsion System Reference Price, as set forth in Part 4 of Exhibit C.

Notwithstanding the foregoing, the PW Propulsion System Reference Price corresponds to the thrust ratings defined for the respective Propulsion System in Clause 2.3 and may be revised to reflect thrust rating adjustments upon final NEO specification freeze.

UNQUOTE

5.	OTHER COMMERCIAL TERMS

5.1	The Predelivery Payments for Backlog Aircraft, is as set forth in Clause 5.3 of the Agreement as modified by Paragraphs 1.1 and 2 of Letter Agreement No. 2 to the Agreement.

5.2	The Predelivery Payments for NEO Aircraft is as set forth in Clause 5.3 of the Agreement as modified by Paragraphs 1.2 and 2 of Letter Agreement No. 2 to the Agreement.

5.2	The purchase incentives applicable to the A319 Backlog Aircraft are set forth in Paragraphs 1.1 through 1.3 of Letter Agreement No. 1 to the Agreement.

5.3	The purchase incentives applicable to the A319 NEO Aircraft are set forth in Paragraphs 4.1 through 4.3 Letter Agreement No. 1 to the Agreement.

5.4	The purchase incentives applicable to the A321 NEO Aircraft are set forth in Paragraphs 6.1 through 6.3 of Letter Agreement No 1 to the Agreement.

5.5	The [***] applicable to the A319 Backlog Aircraft, the A319 NEO Aircraft and the A321 NEO Aircraft is set forth in Paragraph 8 of Letter Agreement No. 1 to the Agreement.

6.	NEO AIRCRAFT AND [***]

6.1	Notwithstanding the Delivery Schedule set forth in Clause 9.1 of the Agreement, the [***].

6.2	If the Seller exercises its right pursuant to Paragraph 6.1 above, [***].

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

LA3 - 10 of 11

6.3	Between [***] and [***], the Seller [***].

6.4	Predelivery Payments received for any NEO Aircraft [***] pursuant to Paragraphs 6.1 or 6.3 above, [***].

7.	[***]

8	ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 8 will be void and of no force or effect.

9	CONFIDENTIALITY

This Letter Agreement is subject to the terms and conditions of Clause 22.10 of the Agreement.

10	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:	/s/ Christophe Mourey
Its:	Senior Vice President Contracts

Accepted and Agreed

JETBLUE AIRWAYS CORPORATION

By:	Mark D. Powers
Its:	Chief Financial Officer

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

LA3 - 11 of 11

Appendix 1 to Letter Agreement No. 3

A319 STANDARD SPECIFICATION

Document number J.000.01000 Issue 7 dated June 20, 2011

The A319 Standard Specification document number J.000.01000 Issue 7 dated June 20, 2011 is contained in a separate folder.

CONFIDENTIAL AND PROPRIETARY	LA3 App1- 1 of 1

Appendix 2 to Letter Agreement No. 3

JETBLUE A319 CUSTOMIZATION BUDGET PROPOSAL

Based on Standard Specification A319-100 issue 7.0 dated 20th June 2011

A319 Backlog Aircraft

	ATA	TITLE	A319-100 SCNs [***] per aircraft	Estimated BFE Budget [***] per aircraft	Comments
	[***]	[***]	[***]	=	=
	[***]	[***]	[***]	=	=
	[***]	[***]	[***]	=	[***]
	[***]	[***]	[***]	=	[***]
	[***]	[***]	[***]	=	=
	[***]	[***]	[***]	=	=
	[***]	[***]	[***]	=	=
	[***]	[***]	[***]	=	=
	[***]	[***]	[***]	=	=
	[***]	[***]	[***]	[***]	=
	[***]	[***]	[***]	[***]	=
	[***]	[***]	[***]	=	=
	[***]	[***]	[***]	=	=
	[***]	[***]	[***]	=	=
	[***]	[***]	[***]	=	=
	[***]	[***]	[***]	=	=
	[***]	[***]	[***]	=	=
	[***]	[***]	[***]	[***]	=
	[***]	[***]	[***]	=	=
	[***]	[***]	[***]	=	=
	[***]	[***]	[***]	=	=
	[***]	[***]	[***]	=	=
N	[***]	[***]	[***]	=	=
	[***]	[***]	[***]	=	=
	[***]	[***]	[***]	=	=
	[***]	[***]	[***]	[***]	=
	[***]	[***]	[***]	=	=
	[***]	[***]	[***]	=	=
	[***]	[***]	[***]	=	=

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL AND PROPRIETARY	LA3 App2

Appendix 2 to Letter Agreement No. 3

JETBLUE A319 CUSTOMIZATION BUDGET PROPOSAL

Based on Standard Specification A319-100 issue 7.0 dated 20th June 2011

A319 Backlog Aircraft

ATA	TITLE	A319-100 SCNs [***] per aircraft	Estimated BFE Budget [***] per aircraft	Comments
[***]	[***]	[***]	=	=
[***]	[***]	[***]	=	=
[***]	[***]	[***]	=	=
[***	[***]	[***]	=	=
[***]	[***]	[***]	=	=
[***]	[***]	[***]	=	=
[***]	[***]	[***]	=	=
[***]	[***]	[***]	=	=
[***]	[***]	[***]	=	=
[***]	[***]	[***]	=	=
[***]	[***]	[***]	=	=
[***]	[***]	[***]	[***]	=
[***]	[***]	[***]	=	=
[***]	[***]	[***]	=	=
[***]	[***]	[***]	=	=
[***]	[***]	[***]	=	[***]
[***]	[***]	[***]	=	[***]
57-00	Installation of sharklets	[***]		Subject to industrial and certification contraints
72-00	A319-100 engine selection - V2524-A5 at 23,500 lbf (**)	[***]
	TOTAL OF SCNS AND ESTIMATED BFE BUDGET - [***] PER AIRCRAFT	[***]	[***]

[***]

(**) :	The indicated thrust is the Airbus Equivalent Thrust at Mach number 0.25 / ISA +15C / sea level thrust divided by 0.8 (representative of sea level aircraft performance).

It may differ from the nominal thrust that will be eventually indicated by the engine manufacturer.

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL AND PROPRIETARY	LA3 App2

Appendix 3 to Letter Agreement No. 3

JETBLUE A319NEO CUSTOMIZATION BUDGET PROPOSAL

Based on Standard Specification A319-100 issue 7.0 dated 20th June 2011

A319 NEO Aircraft

LIST OF IRREVOCABLE SCNS ASSOCIATED WITH THE NEO OPTIONS

NB: These options shall be irrevocably part of the A319 NEO specification

A319-100 NEO
ATA	TITLE	SCN Budget $[***] per aircraft

[***]	[***]	[***]

57-00	Installation of sharklets	[***]

72-00	A319-100 NEO engine selection : CFMI LEAP-X1A24 at 23,500 lbf (**) or PW PW1124G at 23,500 lbf (**)	[***]
	TOTAL OF IRREVOCABLE SCNS [***] PER AIRCRAFT	[***]

LIST OF ADDITIONAL SCNS

NB: Certain options from this list and currently available Airbus catalogues may not be applicable and/or certified for Aircraft equipped with New Engine Option in 2016 and 2017.

A320-200 NEO
ATA	TITLE	SCN Budget [***] per aircraft	Estimated BFE Budget [***] per aircraft	Comments
[***]	[***]	[***]	=	=
[***]	[***]	[***]	=	=
[***]	[***]	[***]	=	[***]
[***]	[***]	[***]	=	[***]
[***]	[***]	[***]	=	=
[***]	[***]	[***]	=	=
[***]	[***]	[***]	=	=
[***]	[***]	[***]	=	=
[***]	[***]	[***]	[***]	=
[***]	[***]	[***]	[***]	=
[***]	[***]	[***]	=	=
[***]	[***]	[***]	=	=
[***]	[***]	[***]	=	=
[***]	[***]	[***]	=	=
[***]	[***]	[***]	=	=
[***]	[***]	[***]	=	=
[***]	[***]	[***]	[***]	=
[***]	[***]	[***]	=	=

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL AND PROPRIETARY	LA 3 App 3

[***]	[***]	[***]	=	=
[***]	[***]	[***]	=	=
[***]	[***]	[***]	=	=
[***]	[***]	[***]	=	=
[***]	[***]	[***]	=	=
[***]	[***]	[***]	=	=
[***]	[***]	[***]	[***]	=
[***]	[***]	[***]	=	=
[***]	[***]	[***]	=	=
[***]	[***]	[***]	=	=
[***]	[***]	[***]	=	=
[***]	[***]	[***]	=	=
[***]	[***]	[***]	=	=
[***]	[***]	[***]	=	=
[***]	[***]	[***]	=	=
[***]	[***]	[***]	=	=
[***]	[***]	[***]	=	=
[***]	[***]	[***]	=	=
[***]	[***]	[***]	=	=
[***]	[***]	[***]	=	=
[***]	[***]	[***]	=	=
[***]	[***]	[***]	[***]	=
[***]	[***]	[***]	=	=
[***]	[***]	[***]	=	=
[***]	[***]	[***]	=	=
[***]	[***]	[***]	=	[***]
[***]	[***]	[***]	=	[***]

	TOTAL OF ADDITIONAL SCNS AND ESTIMATED BFE BUDGET - [***] PER AIRCRAFT	[***]	[***]

	GRAND TOTAL SCN AND BFE BUDGET FOR A319-100 EQUIPPED WITH NEO – [***] PER AIRCRAFT	[***]	[***]

[***]

(**) :	The indicated thrust is the Airbus Equivalent Thrust at Mach number 0.25 / ISA +15C / sea level thrust divided by 0.8 (representative of sea level aircraft performance).

It may differ from the nominal thrust that will be eventually indicated by the engine manufacturer.

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

CONFIENTIAL AND PROPRIETARY	LA 3 App 3

3

Appendix 4 to Letter Agreement No. 3

JETBLUE A321 NEO CUSTOMIZATION BUDGET PROPOSAL

Based on Standard Specification A321-200 issue 5.0 dated 20 June 2011

A321 NEO Aircraft

LIST OF IRREVOCABLE SCNS ASSOCIATED WITH THE NEO OPTIONS

NB: These options shall be irrevocably part of the A321 NEO specification

A321-200 NEO
ATA	TITLE	SCN Budget $[***] per aircraft
[***]	[***]	[***]
[***]	[***]	[***]
72-00	A321-200 NEO engine selection : CFMI LEAP-X1A32 at 32,100 lbf (**) or PW PW1133G at 32,100 lbf (**)	[***]
	TOTAL OF IRREVOCABLE SCNS - [***] PER AIRCRAFT	[***]

LIST OF ADDITIONAL SCNS

NB: Certain options from this list and currently available Airbus catalogues may not be applicable and/or certified for Aircraft equipped with New Engine Option in 2016 and 2017.

A321-200 NEO
ATA	TITLE	SCN Budget [***] per aircraft	Estimated BFE Budget [***] per aircraft	Comments
[***]	[***]	[***]	=	=
[***]	[***]	[***]	=	=
[***]	[***]	[***]	=	[***]
[***]	[***]	[***]	=	[***]
[***]	[***]	[***]	=	=
[***]	[***]	[***]	=	=
[***]	[***]	[***]	=	=
[***]	[***]	[***]	=	=
[***]	[***]	[***]	[***]	=
[***]	[***]	[***]	[***]	=
[***]	[***]	[***]	=	=
[***]	[***]	[***]	=	=
[***]	[***]	[***]	=	=
[***]	[***]	[***]	=	=
[***]	[***]	[***]	=	=
[***]	[***]	[***]	=	=
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	=	=
[***]	[***]	[***]	=	=
[***]	[***]	[***]	=	=

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL AND PROPRIETARY	LA3 App4

3

[***]	[***]	[***]	=	=
[***]	[***]	[***]	=	=
[***]	[***]	[***]	=	=
[***]	[***]	[***]	=	=
[***]	[***]	[***]	[***]	=
[***]	[***]	[***]	=	=
[***]	[***]	[***]	=	=
[***]	[***]	[***]	=	=
[***]	[***]	[***]	=	=
[***]	[***]	[***]	=	=
[***]	[***]	[***]	=	=
[***]	[***]	[***]	=	=
[***]	[***]	[***]	=	=
[***]	[***]	[***]	=	=
[***]	[***]	[***]	=	=
[***]	[***]	[***]	=	=
[***]	[***]	[***]	=	=
[***]	[***]	[***]	=	=
[***]	[***]	[***]	=	=
[***]	[***]	[***]	=	=
[***]	[***]	[***]	=	=
[***]	[***]	[***]	[***]	=
[***]	[***]	[***]	=	=
[***]	[***]	[***]	=	=
[***]	[***]	[***]	=	=
[***]	[***]	[***]	=	[***]
[***]	[***]	[***]	=	[***]

	TOTAL OF ADDITIONAL SCNS AND ESTIMATED BFE BUDGET - [***] PER AIRCRAFT	[***]	[***]
	GRAND TOTAL SCN AND BFE BUDGET FOR A321-200 EQUIPPED WITH NEO - [***] PER AIRCRAFT	[***]	[***]

[***]

(**) :	The indicated thrust is the Airbus Equivalent Thrust at Mach number 0.25 / ISA +15C / sea level thrust divided by 0.8 (representative of sea level aircraft performance).

It may differ from the nominal thrust that will be eventually indicated by the engine manufacturer.

[***]

Additional options for considerations

A321-200 NEO
ATA	TITLE	SCN Budget [***] per aircraft

[***]	[***]	[***]

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL AND PROPRIETARY	LA3 App4

LETTER AGREEMENT NO. 4

As of October 19, 2011

JetBlue Airways Corporation

118-29 Queens Boulevard

Forest Hills, New York 11375

Re: SPECIFICATION MATTERS

Dear Ladies and Gentlemen,

JetBlue Airways Corporation (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an A320 Family Aircraft Purchase Agreement dated as of even date herewith (as supplemented and amended by the other letter agreements, and as otherwise supplemented, amended or modified from time to time (the “Agreement”), which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 4 (this “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

LA4 - 1 of 2

1	[***]

2	[***]

3	[***]

4	ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 4 will be void and of no force or effect.

5	CONFIDENTIALITY

This Letter Agreement is subject to the terms and conditions of Clause 22.10 of the Agreement.

6	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:	/s/ Christophe Mourey
Its:	Senior Vice President Contracts

Accepted and Agreed

JETBLUE AIRWAYS CORPORATION

By:	Mark D. Powers
Its:	Chief Financial Officer

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

LA4 - 2 of 2

LETTER AGREEMENT NO. 5A

As of October 19, 2011

JetBlue Airways Corporation

118-29 Queens Boulevard

Forest Hills, New-York 11375

Re:	A320 AIRCRAFT PERFORMANCE GUARANTEE – (IAE A320 V2527-A5 ENGINES)

Dear Ladies and Gentlemen,

JETBLUE AIRWAYS. (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into an Airbus A320 Family Purchase Agreement of even date herewith (as supplemented and amended by the other letter agreements, and as otherwise supplemented, amended or modified from time to time, (the “Agreement”) which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain A320 Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 5A (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the A320 Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement constitutes an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement is governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

LA5A - 1 of 3

For the purposes of this Letter Agreement No. 5A, the term “Aircraft” will mean “A320 Backlog Aircraft” (excluding “Group 1 A320 Aircraft”).

1	AIRCRAFT CONFIGURATION

The guarantees defined in Paragraphs 2, 3 and 4 below (the “Guarantees”) are applicable to the Aircraft as described in the A320 Standard Specification D 000 02000 Issue 8 dated 20th June 2011 as amended by SCNs for:

i)	installation of Sharklets

ii)	installation of International Aero Engines V2527-A5 SelectOne engines

iii)	the following design weights:

Maximum Take-Off Weight (MTOW)	[***] kg ([***] lb)
Maximum Landing Weight (MLW)	[***] kg ([***] lb)
Maximum Zero Fuel Weight (MZFW)	[***] kg ([***]lb)

hereinafter referred to as the “Specification” without taking into account any further changes thereto as provided in the Agreement.

2	[***]

3	[***]

4	[***]

5	[***]

6	[***]

7	[***]

8	[***]

9	UNDERTAKING REMEDIES

Should the Aircraft fail to meet any of the Guarantees specified in this Letter Agreement the Seller will use its reasonable endeavours to correct the deficiency to comply with the subject guarantee.

[***]

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

LA5A - 2 of 3

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

AIRBUS S.A.S.

By:	/s/ Christophe Mourey

Title:	Senior Vice President Contracts

JETBLUE AIRWAYS CORPORATION

By:	/s/ Mark D. Powers

Title:	Chief Financial Officer

LA5A - 3 of 3

LETTER AGREEMENT NO. 5B

As of October 19, 2011

JetBlue Airways Corporation

118-29 Queens Boulevard

Forest Hills, New-York 11375

Re:	A321 AIRCRAFT PERFORMANCE GUARANTEE – (IAE A321 V2533-A5 ENGINES)

Dear Ladies and Gentlemen,

JETBLUE AIRWAYS. (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into an Airbus A320 Family Purchase Agreement of even date herewith(as supplemented and amended by the other letter agreements, and as otherwise supplemented, amended or modified from time to time, (the “Agreement”) which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain A321 Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 5B (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the A321 Backlog Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement constitutes an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement is governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

LA5B - 1 of 3

For the purposes of this Letter Agreement No. 5B, the term “Aircraft” will mean “A321 Backlog Aircraft”.

1	AIRCRAFT CONFIGURATION

The guarantees defined in Paragraphs 2, 3 and 4 below (the “Guarantees”) are applicable to the Aircraft as described in the A321 Standard Specification E 000 02000 Issue 5 dated 20th June 2011 as amended by SCNs for:

i)	installation of Sharklets

ii)	installation of International Aero Engines V2533-A5 SelectOne engines

iii)	the following design weights:

Maximum Take-Off Weight (MTOW)	[***] kg ([***] lb)
Maximum Landing Weight (MLW)	[***] kg ([***] lb)
Maximum Zero Fuel Weight (MZFW)	[***] kg ([***] lb)

iv)	[***]

hereinafter referred to as the “Specification” without taking into account any further changes thereto as provided in the Agreement.

2	[***]

3	[***]

4	[***]

5	[***]

6	[***]

7	[***]

8	[***]

9	UNDERTAKING REMEDIES

Should the Aircraft fail to meet any of the Guarantees specified in this Letter Agreement the Seller will use its reasonable endeavours to correct the deficiency to comply with the subject guarantee.

[***]

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

LA5B - 2 of 3

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

AIRBUS S.A.S.

By:	/s/ Christophe Mourey

Title:	Senior Vice President Contracts

JETBLUE AIRWAYS CORPORATION

By:	/s/ Mark D. Powers

Title:	Chief Financial Officer

LA5B - 3 of 3

LETTER AGREEMENT NO. 5C

As of October 19, 2011

JetBlue Airways

118-29 Queens Blvd

Forest Hills, New-York 11375

Re: A320 NEO AIRCRAFT PERFORMANCE GUARANTEE – NEO (CFM A320 LEAP-X ENGINES)

Dear Ladies and Gentlemen,

JETBLUE AIRWAYS (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into an Airbus A320 Family Purchase Agreement of even date herewith (as supplemented and amended by the other letter agreements, and as otherwise supplemented, amended or modified from time to time, (the “Agreement”) which covers, among other things the sale by the Seller and the purchase by the Buyer of certain A320 Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 5C (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the A320 Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement constitutes an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement is governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

LA5C - 1 of 3

For the purposes of this Letter Agreement No. 5C, the term “Aircraft” will mean “A320 NEO Aircraft”.

1	AIRCRAFT CONFIGURATION

The guarantees defined in Paragraphs 2 and 3 below (the “Guarantees”) are applicable to the Aircraft as described in the A320 Standard Specification D 000 02000 Issue 8 dated 20th June 2011 as amended by SCNs for:

i)	NEO aircraft configuration

ii)	installation of CFM International LEAP-X1A26 engines

iii)	the following design weights:

Maximum Take-Off Weight (MTOW)	[***] kg ([***] lb)
Maximum Landing Weight (MLW)	[***] kg ([***] lb)
Maximum Zero Fuel Weight (MZFW)	[***] kg ([***] lb)

hereinafter referred to as the “Specification” without taking into account any further changes thereto as provided in the Agreement.

2	[***]

3	[***]

4	[***]

5	[***]

6	[***]

7	[***]

8	UNDERTAKING REMEDIES

Should the Aircraft fail to meet any of the Guarantees specified in this Letter Agreement the Seller will use its reasonable endeavours to correct the deficiency to comply with the subject guarantee.

[***]

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

LA5C - 2 of 3

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

AIRBUS S.A.S.

By:	/s/ Christophe Mourey

Title:	Senior Vice President Contracts

JETBLUE AIRWAYS CORPORATION

By:	/s/ Mark D. Powers

Title:	Chief Financial Officer

LA5C - 3 of 3

LETTER AGREEMENT NO. 5D

As of October 19, 2011

JetBlue Airways Corporation

118-29 Queens Boulevard

Forest Hills, New-York 11375

Re:	A320 NEO AIRCRAFT PERFORMANCE GUARANTEE – NEO (PW A320 PW1127G ENGINES)

Dear Ladies and Gentlemen,

JETBLUE AIRWAYS (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into an Airbus A320 Family Purchase Agreement of even date herewith (as supplemented and amended by the other letter agreements, and as otherwise supplemented, amended or modified from time to time, (the “Agreement”) which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain A320 Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 5D (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the A320 Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement constitutes an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement is governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

LA5D - 1 of 3

For the purposes of this Letter Agreement No. 5D, the term “Aircraft” will mean “A320 NEO Aircraft”.

1	AIRCRAFT CONFIGURATION

The guarantees defined in Paragraphs 2 and 3 below (the “Guarantees”) are applicable to the Aircraft as described in the A320 Standard Specification D 000 02000 Issue 8 dated 20th June 2011 as amended by SCNs for:

i)	NEO aircraft configuration

ii)	installation of Pratt and Whitney PW1127G engines

iii)	the following design weights:

Maximum Take-Off Weight (MTOW)	[***]
Maximum Landing Weight (MLW)	[***]
Maximum Zero Fuel Weight (MZFW)	[***]

hereinafter referred to as the “Specification” without taking into account any further changes thereto as provided in the Agreement.

2	[***]

3	[***]

4	[***]

5	[***]

6	[***]

7	[***]

8	UNDERTAKING REMEDIES

Should the Aircraft fail to meet any of the Guarantees specified in this Letter Agreement the Seller will use its reasonable endeavours to correct the deficiency to comply with the subject guarantee.

[***]

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

LA5D - 2 of 3

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

AIRBUS S.A.S.

By:	/s/ Christophe Mourey

Title:	Senior Vice President Contracts

JETBLUE AIRWAYS CORPORATION

By:	/s/ Mark D. Powers

Title:	Chief Financial Officer

LA5D - 3 of 3

LETTER AGREEMENT NO. 5E

As of October 19, 2011

JetBlue Airways Corporation

118-29 Queens Boulevard

Forest Hills, New-York 11375

Re: A321 NEO AIRCRAFT PERFORMANCE GUARANTEE – NEO (CFM A321 LEAP-X ENGINES)

Dear Ladies and Gentlemen,

JETBLUE AIRWAYS. (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into an Airbus A320 Family Purchase Agreement of even date herewith (as supplemented and amended by the other letter agreements, and as otherwise supplemented, amended or modified from time to time, (the “Agreement”) which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain A321 NEO Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 5E (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the A321 NEO Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement constitutes an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement is governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

LA5E - 1 of 3

For the purposes of this Letter Agreement No. 5E, the term “Aircraft” will mean “A321 NEO Aircraft”.

1	AIRCRAFT CONFIGURATION

The guarantees defined in Paragraphs 2 and 3 below (the “Guarantees”) are applicable to the Aircraft as described in the A321 Standard Specification E 000 02000 Issue 5 dated 20th June 2011 as amended by SCNs for:

i)	NEO aircraft configuration

ii)	installation of CFM International LEAP-X1A32 engines

iii)	the following design weights:

Maximum Take-Off Weight (MTOW)	[***] kg ([***])
Maximum Landing Weight (MLW)	[***] kg ([***])
Maximum Zero Fuel Weight (MZFW)	[***] kg ([***])

iv)	[***]

hereinafter referred to as the “Specification” without taking into account any further changes thereto as provided in the Agreement.

2	[***]

3	[***]

4	[***]

5	[***]

6	[***]

7	[***]

8	UNDERTAKING REMEDIES

Should the Aircraft fail to meet any of the Guarantees specified in this Letter Agreement the Seller will use its reasonable endeavours to correct the deficiency to comply with the subject guarantee.

[***]

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

LA5E - 2 of 3

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

AIRBUS S.A.S.

By:	/s/ Christophe Mourey

Title:	Senior Vice President Contracts

JETBLUE AIRWAYS CORPORATION

By:	/s/ Mark D. Powers

Title:	Chief Financial Officer

LA5E - 3 of 3

LETTER AGREEMENT NO. 5F

As of October 19, 2011

JetBlue Airways Corporation

118-29 Queens Boulevard

Forest Hills, New-York 11375

Re:	A321 NEO AIRCRAFT PERFORMANCE GUARANTEE – NEO (PW A321 PW1133G ENGINES)

Dear Ladies and Gentlemen,

JETBLUE AIRWAYS. (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into an Airbus A320 Family Purchase Agreement of even date herewith (as supplemented and amended by the other letter agreements, and as otherwise supplemented, amended or modified from time to time, (the “Agreement”) which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain A321 NEO Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 5F (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the A321 Aircraft NEO. Capitalized terms used herein and not otherwise defined in this Letter Agreement have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement constitutes an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement is governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

LA5F - 1 of 3

For the purposes of this Letter Agreement No. 5F, the term “Aircraft” will mean “A321 NEO Aircraft”.

1	AIRCRAFT CONFIGURATION

The guarantees defined in Paragraphs 2 and 3 below (the “Guarantees”) are applicable to the Aircraft as described in the A321 Standard Specification E 000 02000 Issue 5 dated 20th June 2011 as amended by SCNs for:

i)	NEO aircraft configuration

ii)	installation of Pratt and Whitney PW1133G engines

iii)	the following design weights:

Maximum Take-Off Weight (MTOW)	[***] kg ([***])
Maximum Landing Weight (MLW)	[***] kg ([***])
Maximum Zero Fuel Weight (MZFW)	[***] kg ([***])

iv)	[***]

hereinafter referred to as the “Specification” without taking into account any further changes thereto as provided in the Agreement.

2	[***]

3	[***]

4	[***]

5	[***]

6	[***]

7	[***]

8	UNDERTAKING REMEDIES

Should the Aircraft fail to meet any of the Guarantees specified in this Letter Agreement the Seller will use its reasonable endeavours to correct the deficiency to comply with the subject guarantee.

[***]

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

LA5F - 2 of 3

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

AIRBUS S.A.S.

By:	/s/ Christophe Mourey

Title:	Senior Vice President Contracts

JETBLUE AIRWAYS CORPORATION

By:	/s/ Mark D. Powers

Title:	Chief Financial Officer

LA5F - 3 of 3

LETTER AGREEMENT NO. 5G

As of October 19, 2011

JetBlue Airways Corporation

118-29 Queens Boulevard

Forest Hills, New-York 11375

Re:	A320 AIRCRAFT PERFORMANCE GUARANTEE – (IAE A320 V2527-A5 ENGINES)

Dear Ladies and Gentlemen,

JETBLUE AIRWAYS. (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into an Airbus A320 Family Purchase Agreement of even date herewith (as supplemented and amended by the other letter agreements, and as otherwise supplemented, amended or modified from time to time, (the “Agreement”) which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain A320 Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 5G (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the A320 Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement constitutes an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement is governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

LA5G - 1 of 3

For the purposes of this Letter Agreement No. 5G, the term “Aircraft” will mean “Group 1 A320 Aircraft”.

1	AIRCRAFT CONFIGURATION

The guarantees defined in Paragraphs 2, 3 and 4 below (the “Guarantees”) are applicable to the Aircraft as described in the A320 Standard Specification D 000 02000 Issue 6 dated 31st January 2005 as amended by SCNs for:

i)	installation of International Aero Engines V2527-A5 SelectOne engines

ii)	the following design weights:

Maximum Take-Off Weight (MTOW)	[***] kg ([***])
Maximum Landing Weight (MLW)	[***] kg ([***])
Maximum Zero Fuel Weight (MZFW)	[***] kg ([***])

hereinafter referred to as the “Specification” without taking into account any further changes thereto as provided in the Agreement.

2	[***]

3	[***]

4	[***]

5	[***]

6	[***]

7	[***]

8	[***]

9	UNDERTAKING REMEDIES

Should the Aircraft fail to meet any of the Guarantees specified in this Letter Agreement the Seller will use its reasonable endeavours to correct the deficiency to comply with the subject guarantee.

[***]

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

LA5G - 2 of 3

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

AIRBUS S.A.S.

By:	/s/ Christophe Mourey

Title:	Senior Vice President Contracts

JETBLUE AIRWAYS CORPORATION

By:	/s/ Mark D. Powers

Title:	Chief Financial Officer

LA5G - 3 of 3

LETTER AGREEMENT NO. 6

As of October 19, 2011

JetBlue Airways Corporation

118-29 Queens Boulevard

Forest Hills, New York 11375

Re: SUPPORT MATTERS

Dear Ladies and Gentlemen,

JetBlue Airways Corporation (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an A320 Family Aircraft Purchase Agreement dated as of even date herewith (as supplemented and amended by the other letter agreements, and as otherwise supplemented, amended or modified from time to time (the “Agreement”), which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 6 (this “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

LA6 - 1 of 4

1	WARRANTY PERIOD

Clause 12.1.3 of the Agreement is deleted in its entirety and replaced with the following language between QUOTE and UNQUOTE:

QUOTE

12.1.3	The warranties set forth in Clauses 12.1.1 and 12.1.2 will be limited to those defects that [***] (the “Warranty Period”).

UNQUOTE

2	REVISION SERVICE

2.1	For Backlog Aircraft, Clause 14.5 of the Agreement is deleted in its entirety and replaced by Clause 14.5 below between QUOTE and UNQUOTE:

QUOTE

14.5	Revision Service

For each Backlog Aircraft firmly ordered under this Agreement, revision service for the Technical Data will be provided [***] (the “Revision Service Period”).

Thereafter revision service will be provided in accordance with the terms and conditions set forth in the Seller’s then current Customer Services Catalog.

UNQUOTE

2.2	For NEO Aircraft, Clause 14.5 of the Agreement is deleted in its entirety and replaced by Clause 14.5 below between QUOTE and UNQUOTE:

QUOTE

14.5	Revision Service

For each NEO Aircraft firmly ordered under this Agreement, revision service for the Technical Data will be provided [***] (also a “Revision Service Period”).

Thereafter revision service will be provided in accordance with the terms and conditions set forth in the Seller’s then current Customer Services Catalog.

UNQUOTE

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

LA6 - 2 of 4

3	[***]

4	ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 4 will be void and of no force or effect.

5	CONFIDENTIALITY

This Letter Agreement is subject to the terms and conditions of Clause 22.10 of the Agreement.

6	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

LA6 - 3 of 4

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:	/s/ Christophe Mourey
Its:	Senior Vice President Contracts

Accepted and Agreed

JETBLUE AIRWAYS CORPORATION

By:	/s/ Mark D. Powers
Its:	Chief Financial Officer

LA6 - 4 of 4

LETTER AGREEMENT NO. 7

As of October 19, 2011

JetBlue Airways Corporation

118-29 Queens Boulevard

Forest Hills, New York 11375

Re: MISCELLANEOUS

Dear Ladies and Gentlemen,

JetBlue Airways Corporation (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an A320 Family Aircraft Purchase Agreement dated as of even date herewith (as supplemented and amended by the other letter agreements, and as otherwise supplemented, amended or modified from time to time (the “Agreement”), which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 7 (this “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

LA7 - 1 of 4

1	DELIVERY LOCATION

The definition of Delivery Location set forth in Clause 0 of the Agreement is deleted in its entirety and replaced by the following definition between QUOTE and UNQUOTE:

QUOTE

Delivery Location - the facilities of the Seller at the location of final assembly of the Aircraft, [***]

UNQUOTE

2	PERFORMANCE GUARANTEES

After signature of an SCN for [***] pursuant to the terms set forth in Paragraph 2 of Letter Agreement No. 4 to the Agreement, the Seller will provide to the Buyer [***] days prior to the Scheduled Delivery Month, a performance guarantee, [***].

3	INEXCUSABLE DELAY

Clause 11.1 of the Agreement is deleted in its entirety and replaced with the Clause 11.1 set forth below between QUOTE and UNQUOTE:

QUOTE

11.1	Liquidated Damages

Should an Aircraft not be Ready for Delivery within (i) [***] after the last day of the Scheduled Delivery Month for any Backlog Aircraft, or (ii) [***] after the last day of the Scheduled Delivery Month for any NEO Aircraft (in each case as such month may be changed pursuant to Clauses 2.2, 7 and/or 10) (the “Delivery Period”) and such delay is not as a result of an Excusable Delay or Total Loss, then such delay will be termed an “Inexcusable Delay.”

[***] the Buyer will have the right to claim, and the Seller will pay the Buyer liquidated damages of (i) US $[***] (US Dollars – $[***]), for each day of delay in the Delivery starting on the date that is the day after the last day of the Delivery Period.

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

LA7 - 2 of 4

In no event will the amount of liquidated damages [***] exceed the total of US $[***] (US dollars – [***]) in respect of any one Aircraft.

[***] the Buyer will have the right to claim, and the Seller will pay the Buyer liquidated damages of (i) US $[***] (US Dollars – [***]), for each day of delay in the Delivery starting on the date that is the day after the last day of the Delivery Period.

In no event will the amount of liquidated damages [***] exceed the total of US $[***] (US dollars – [***]) in respect of any one Aircraft.

The amounts set forth in this Sub-clause 11.1 will [***], as may be amended by the provisions of this Agreement.

The Buyer’s right to liquidated damages in respect of an Aircraft is conditioned on the Buyer’s submitting a written claim for liquidated damages to the Seller not later than [***] after the last day of the relevant Delivery Period.

UNQUOTE

4	ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 4 will be void and of no force or effect.

5	CONFIDENTIALITY

This Letter Agreement is subject to the terms and conditions of Clause 22.10 of the Agreement.

6	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

LA7 - 3 of 4

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:	/s/ Christophe Mourey
Its:	Senior Vice President Contracts

Accepted and Agreed

JETBLUE AIRWAYS CORPORATION

By:	/s/ Mark D. Powers
Its:	Chief Financial Officer

LA7 - 4 of 4

LETTER AGREEMENT NO. 8

As of October 19, 2011

JetBlue Airways Corporation

118-29 Queens Boulevard

Forest Hills, New York 11375

Re: SPECIAL RIGHTS UNDER THE AGREEMENT

Dear Ladies and Gentlemen,

JetBlue Airways Corporation (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an A320 Family Aircraft Purchase Agreement dated as of even date herewith (as supplemented and amended by the other letter agreements, and as otherwise supplemented, amended or modified from time to time (the “Agreement”), which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 8 (this “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

LA8 - 1 of 4

1	SPECIAL PROVISION RELATED TO BUYER’ S EXISTING FLEET OF A320-200 AIRCRAFT

The Seller will offer [***] to the Buyer a certified winglet retrofit modification for its fleet of IAE powered in-service eligible A320-200 aircraft, [***] (the “Winglet Retrofit”). If the Seller [***], then the Buyer shall be entitled to terminate the Agreement [***] by written notice to the Seller (the “Termination Notice”).

Upon Seller’s receipt of the Termination Notice, the Buyer and Seller agree that, (a) the Agreement, the related Memorandum of Understanding and Amendment No. 38 to the Original Agreement will then automatically, immediately and concurrently be null and void, (b) the Seller [***], (c) the Original Agreement including all Amendments thereto through and including Amendment 37, but excluding Amendment 38, will remain valid and in full force and effect, and all other terms and conditions applicable to the Backlog Aircraft shall, passim, be deemed to have remained in effect as set forth in the Original Agreement including all Amendments thereto through Amendment 37 prior to signature of the Agreement and (d) for each Backlog Aircraft then delivered under the Agreement, the Buyer [***]. The Termination Notice shall be deemed effective and in full force upon the Seller’s receipt of the Termination Notice as set forth above and [***].

2	ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 2 will be void and of no force or effect.

3	CONFIDENTIALITY

This Letter Agreement is subject to the terms and conditions of Clause 22.10 of the Agreement and this Clause 3 shall survive termination of the Agreement.

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

LA8 - 2 of 4

4	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

LA8 - 3 of 4

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:	/s/ Christophe Mourey
Its:	Senior Vice President Contracts

Accepted and Agreed

JETBLUE AIRWAYS CORPORATION

By:	/s/ Mark D. Powers
Its:	Chief Financial Officer

LA8 - 4 of 4